[front cover]
                                                                    MAY 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

--------------------------
ARIZONA INTERMEDIATE-TERM
MUNICIPAL

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

ARIZONA INTERMEDIATE-TERM MUNICIPAL
(BEAMX)
------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

AN IMPORTANT MESSAGE

    On March 1, we reorganized our funds under the American Century name. Though the venerable Benham name is gone, your funds will maintain their same disciplined investment management approach.

    James Benham's proven fixed-income investment philosophy, which provides investors a "pure play" on a sector of the bond market, will remain. That investment practice--now a hallmark of investing at American Century--has helped our fixed-income funds deliver solid performance over the years.

    In addition, we will continue to build our team of experienced fixed-income portfolio managers, which has doubled in size since American Century was formed.

    We look forward to continuing to meet your fixed-income investment needs in the tradition you have come to expect.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     We experienced several investment mood swings in the U.S. financial markets during the year ended May 31, 1999. When we last addressed you in the semiannual report for American Century Arizona Intermediate-Term Municipal, yields had fallen as the U.S. bond market rallied. The bond gains were spurred by global economic and financial turmoil. The Federal Reserve (the U.S. central bank) cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, stocks rallied and U.S. bond yields generally returned to higher levels, though they remained lower than they were a year earlier. Municipal bonds, which had underperformed Treasury bonds in 1998, outperformed Treasurys during the first five months of 1999.

     Investors in American Century tax-free and municipal funds benefited from other positive developments as 1999 unfolded. In March, we consolidated all our funds under the American Century name. We believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury.com). There you'll find daily fund information -- including performance and price data -- market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

               Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Municipal Credit Review .................................................   4
ARIZONA INTERMEDIATE-TERM MUNICIPAL
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Yields ..................................................................   6
   Portfolio at a Glance ...................................................   6
   Top Five Sectors ........................................................   7
   Portfolio Composition
      by Credit Rating .....................................................   7
   Schedule of Investments .................................................   8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  11
   Statement of Operations .................................................  12
   Statements of Changes
      in Net Assets ........................................................  13
   Notes to Financial
      Statements ...........................................................  14
   Financial Highlights ....................................................  16
   Report of Independent
      Accountants ..........................................................  17
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  18
      Comparative Indices ..................................................  18
      Lipper Rankings ......................................................  18
      Credit Rating
         Guidelines ........................................................  18
      Investment Team
         Leaders ...........................................................  18
   Glossary ................................................................  19


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds posted positive returns overall during the year ended May 31, 1999, though most of their gains occurred in 1998 when interest rates fell.

* At the beginning of last summer, municipal bonds languished as investors worried that strong U.S. economic growth might ignite inflation.

* In 1999, better-than-expected U.S. economic growth and other indications that higher inflation and interest rates might be ahead caused bond prices to retrace much of the ground they gained in 1998.

* Despite that environment, municipal bonds benefited from decreased supply and increased demand, helping them to regain considerable ground on their Treasury counterparts.

ARIZONA MUNICIPAL CREDIT REVIEW

* Municipal credit quality remained solid in Arizona during the year ended May 31, 1999.

* A growing jobs base, a burgeoning population, and personal income growth continued to be the mainstays of the state's credit strength.

* Arizona's employment growth slowed during 1998. However, the state's 4.7% jobs expansion was still the highest of any state in the U.S., even outpacing Nevada, which had held top honors since 1994.

* Going forward, our overall outlook for the state's credit health remains generally upbeat.

MANAGEMENT Q&A

* Arizona Intermediate-Term Municipal finished at the top of its Lipper category for the year, providing a respectable return in spite of the sharp rise in interest rates in 1999. The fund's long-term returns are equally impressive.

* In addition to a solid finish among its peers, Arizona Intermediate-Term Municipal's 30-day SEC yield of 3.87% on May 31, 1999, compared favorably with the 3.47% average SEC yield of the fund's Lipper peers.

* We think that several techniques, such as careful yield-curve analysis, diligent credit research, effective duration management, and maturity structure adjustments, helped us enhance returns.

* Looking ahead, we will probably keep the portfolio's sensitivity to interest rate changes fairly neutral in light of the uncertain market environment. We also plan to concentrate our holdings in bonds maturing in the middle of the fund's maturity spectrum--the three- to 10-year area.

[left margin]

        ARIZONA INTERMEDIATE-TERM
            MUNICIPAL (BEAMX)
TOTAL RETURNS:              AS OF 5/31/99
   6 Months                         0.79%*
   1 Year                           4.51%
30-DAY SEC YIELD:                   3.87%
INCEPTION DATE:                   4/11/94
NET ASSETS:                 $45.4 million

* Not annualized.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Municipal bonds posted positive returns overall during the year ended May 31, 1999, though most of their gains occurred in 1998 when interest rates fell. In the first five months of 1999, tax-free bond prices generally declined and yields rose because of strong economic growth and inflation concerns.

     Short-  and  intermediate-term   municipal  bonds  outperformed   long-term
municipals, which are more sensitive to interest rate changes (see the accompanying bond index returns table). Also, lower-quality municipal bonds (those rated BBB or lower) generally outperformed higher-rated (A to AAA) bonds as strong economic conditions caused the yield gap between lower- and higher-rated bonds to narrow.

ECONOMIC ENGINE SPUTTERS BUT REGAINS POWER

     At the beginning of last summer, municipal bonds languished as investors worried that strong U.S. economic growth might ignite inflation. That view changed radically in July 1998, when protracted economic and financial problems in Asia and Latin America threatened to weaken global economic growth. Bonds rallied as recessionary expectations increased. To stem overseas problems and boost the U.S. economy, the Federal Reserve (the Fed) lowered short-term U.S. interest rates three times last fall.

     Winter brought another shift. The Fed's actions seemed to achieve their intended result--U.S. economic growth accelerated, while parts of Asia and Latin America showed signs of stabilizing. Better-than-expected U.S. economic growth and other indications that higher inflation might be ahead caused bond yields to rise and prices to retrace much of the ground they gained in 1998. May brought word that the Fed was leaning toward raising interest rates, which further dampened bond investors' moods.

TREASURYS FALTER AS MUNICIPALS GAIN GROUND

     In 1998, despite falling interest rates, municipals were hamstrung by unfavorable supply and demand conditions and lagged Treasury securities as a result. By October, the difference between municipal and Treasury yields was as small as it had been in a decade, indicating that Treasury bonds were relatively expensive and municipal bonds were comparatively undervalued.

     So far in 1999, however, municipal bonds benefited from decreased supply and increased demand, helping them to regain considerable ground on their Treasury counterparts. Even after outperforming Treasurys in recent months, municipal bonds continue to offer attractive yields on a tax-equivalent basis. As of May 31, 1999, an investor in the highest federal tax bracket could earn a tax-adjusted yield of nearly 7.4% on a 10-year AAA-rated municipal bond, well above the 5.6% yield on a 10-Year U.S. Treasury bond.

[right margin]

"BETTER-THAN-EXPECTED U.S. ECONOMIC GROWTH AND OTHER INDICATIONS THAT HIGHER INFLATION MIGHT BE AHEAD CAUSED BOND YIELDS TO RISE AND PRICES TO RETRACE MUCH OF THE GROUND THEY GAINED IN 1998."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 1999
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX               4.58%
   LEHMAN BROS. 5-YEAR
      MUNICIPAL GO INDEX            4.90%
   LEHMAN BROS. LONG-TERM
      MUNICIPAL BOND INDEX          4.35%

Source: Bloomberg Financial Markets

[line graph - data below]

SHIFTING MUNICIPAL YIELD CURVES

YEARS TO
MATURITY      5/31/98           11/30/98            5/31/99
1              3.80%              3.19%              3.36%
2              3.95%              3.49%              3.59%
3              4.06%              3.64%              3.80%
4              4.15%              3.76%              3.98%
5              4.20%              3.86%              4.12%
6              4.27%              3.96%              4.22%
7              4.34%              4.05%              4.31%
8              4.41%              4.13%              4.38%
9              4.48%              4.21%              4.46%
10             4.55%              4.29%              4.54%
11             4.62%              4.38%              4.62%
12             4.69%              4.47%              4.70%
13             4.77%              4.56%              4.78%
14             4.84%              4.65%              4.86%
15             4.92%              4.73%              4.95%
16             4.95%              4.77%              4.98%
17             4.98%              4.80%              5.01%
18             5.00%              4.84%              5.04%
19             5.03%              4.87%              5.08%
20             5.05%              4.91%              5.12%
21             5.05%              4.91%              5.12%
22             5.05%              4.91%              5.13%
23             5.05%              4.92%              5.14%
24             5.06%              4.92%              5.15%
25             5.06%              4.93%              5.16%
26             5.06%              4.93%              5.16%
27             5.06%              4.93%              5.16%
28             5.07%              4.94%              5.17%
29             5.07%              4.94%              5.17%
30             5.08%              4.95%              5.18%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Municipal credit quality remained solid in Arizona during the year ended May 31, 1999. A growing jobs base, a burgeoning population, and personal income growth continued to be the mainstays of the state's credit strength.

EMPLOYMENT GROWTH ROSE AT A MORE REASONABLE PACE . . .

     Arizona's employment growth slowed during 1998. However, the state's 4.7% jobs expansion was still the highest of any state in the U.S., even outpacing Nevada, which had held top honors since 1994. New jobs in Arizona were predominantly service-related ones and although manufacturing positions were created, the industry's 1% growth in 1998 was far less than 1997's torrid 6%.

     Economic turmoil in Asia, the destination for roughly half of Arizona's exports, was the catalyst for the slowdown. With demand from the Far East tapering off, cutbacks ensued at Phoenix's major semiconductor producers. Asian economies are showing signs of recovery in 1999, however, enhancing the long-term outlook for the state's high-tech industry. Improvements in Mexico's economy should also lead to increased growth opportunities for Arizona in the form of additional trade and tourism.

     Overall, job growth in 1999 is on track to continue slowing but remain well above 3%, which should allow Arizona to remain one of the fastest growing employment spots in the nation.

 . . . AS ARIZONA'S POPULATION CONTINUED TO SWELL

     The state's favorable climate, low housing costs, and growing jobs base attracted a net 116,000 new residents in 1998, and that figure is on track to be even higher in 1999. Despite the swelling population, the state's unemployment rate continued to drop, falling to only 4.1% in 1998--well below the national average. The unemployment rate remains on track to fall further still in 1999 as labor markets continue to tighten. Personal incomes also continued to rise--income growth jumped 7% in 1998 and may remain over 6% in 1999. Going forward, our overall outlook for the state's credit health remains generally upbeat.

ON THE LEGISLATIVE FRONT

     We have continued to monitor developments surrounding the Students First Act of 1998 (see the fund's May 31, 1998 annual report for details on Students First). Though Arizona's increased financial responsibilities under the new legislation are formidable, solid economic growth and prudent fiscal management should allow the initiative to succeed without affecting the state's long-term stability. And while the Act reduces the pool of municipal securities from which we can choose, from a credit standpoint, Students First has had little to no discernable impact.

[left margin]

"A GROWING JOBS BASE, A BURGEONING POPULATION, AND PERSONAL INCOME GROWTH CONTINUED TO BE THE MAINSTAYS OF THE STATE'S CREDIT STRENGTH."

MUNICIPAL CREDIT
RESEARCH TEAM
   MANAGER
      STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS
      DAVID MOORE
      ROBERT MILLER
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE


4      1-800-345-2021


Arizona Intermediate-Term --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999
                   ARIZONA
                INTERMEDIATE-   LEHMAN 5-YEAR   OTHER STATES INTERM. MUNI. DEBT FUNDS(2)
                TERM MUNICIPAL    GO INDEX         AVERAGE RETURN    FUND'S RANKING
======================================================================================
6 MONTHS(1)         0.79%          1.42%               0.34%               --
1 YEAR              4.51%          4.90%               3.41%           1 OUT OF 80
======================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)          5.82%          5.97%               5.47%          15 OUT OF 62
5 YEARS(3)          5.92%          5.91%               5.35%           1 OUT OF 46
LIFE OF FUND(3)     6.17%         5.92%(4)            5.43%(4)        1 OUT OF 45(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 18-19 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
Arizona Intermediate-Term
   Municipal                   $13,457
Lehman 5-Year GO Index         $13,348

               Arizona Intermediate-    Lehman 5-Year
                  Term Municipal          GO Index
DATE                  VALUE                VALUE
4/30/94              $10,000              $10,000
6/30/94              $10,064               $9,996
9/30/94              $10,202              $10,077
12/31/94             $10,098              $10,044
3/31/95              $10,562              $10,450
6/30/95              $10,855              $10,717
9/30/95              $11,131              $11,010
12/31/95             $11,431              $11,211
3/31/96              $11,371              $11,246
6/30/96              $11,433              $11,295
9/30/96              $11,619              $11,479
12/31/96             $11,859              $11,730
3/31/97              $11,816              $11,711
6/30/97              $12,130              $12,002
9/30/97              $12,414              $12,264
12/31/97             $12,676              $12,490
3/31/98              $12,764              $12,636
6/30/98              $12,914              $12,764
9/30/98              $13,325              $13,115
12/31/98             $13,424              $13,218
3/31/99              $13,504              $13,354
5/31/99              $13,457              $13,348

$10,000 investment made 4/30/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each graph. Arizona Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
              Arizona Intermediate-       Lehman 5-Year
                 Term Municipal             GO Index
DATE                 RETURN                  RETURN
5/31/94              0.92%                   0.56%
5/31/95              7.52%                   6.89%
5/31/96              4.65%                   4.74%
5/31/97              5.77%                   6.08%
5/31/98              7.19%                   6.95%
5/31/99              4.51%                   4.90%

* From 4/30/94 (the date nearest the fund's inception for which index data are available) to 5/31/94.


                                                  www.americancentury.com      5


Arizona Intermediate-Term--Q&A
--------------------------------------------------------------------------------
/photo of Ken Salinger/

     An interview with Ken Salinger, a portfolio manager on the Arizona Intermediate-Term Municipal investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MAY 31, 1999?

     Arizona Intermediate-Term Municipal finished at the top of its Lipper category for the year, providing a respectable return in spite of the sharp rise in interest rates in 1999. The fund returned 4.51%, outperforming the 3.41% average return of the 80 funds in Lipper Inc.'s Other States Intermediate Municipal Debt Funds category.

     Arizona Intermediate-Term Municipal's five-year and life-of-fund returns were also the highest in its Lipper group. The fund's benchmark, the Lehman 5-Year GO Index, returned 4.90%. (See page 5 for fund performance comparisons.)

     In addition, Arizona Intermediate-Term Municipal's 30-day SEC yield of 3.87% on May 31, 1999, compared favorably with the 3.47% average SEC yield of the fund's Lipper peers.

WHY DID ARIZONA INTERMEDIATE-TERM MUNICIPAL FINISH AT THE TOP OF ITS LIPPER CATEGORY?

     We think that several techniques, such as careful yield-curve analysis, diligent credit research, effective duration management, and maturity- structure adjustments, helped us enhance returns. Our careful analysis of the municipal yield curve--a graphic representation of the relationship between bond yields and maturities (see page 3 for an example)--helped us target maturity areas of the municipal market that seemed to offer the most attractive relative values.

     Then, with the help of our municipal credit team, we looked for what we believed were undervalued securities within that maturity range. We made finding such securities a high priority because they often enhance returns with little or no additional risk.

HOW DID DURATION MANAGEMENT FACTOR IN?

     Controlling  the  portfolio's  sensitivity to interest rate changes through
effective  duration  management  proved  an  important   ingredient  in  Arizona
Intermediate-Term Municipal's continued success.

     During much of 1998, we maintained a slightly long duration compared with the fund's Lipper peers, a position of 5.4-5.8 years. The fund reached the longer end of this range toward year-end, when our peers also extended. That choice enhanced returns because the portfolio's greater interest rate sensitivity allowed it to more fully benefit from the drop in rates that occurred in 1998.

[left margin]

"ARIZONA INTERMEDIATE-TERM MUNICIPAL FINISHED AT THE TOP OF ITS LIPPER CATEGORY FOR THE YEAR, PROVIDING A RESPECTABLE RETURN IN SPITE OF THE SHARP RISE IN INTEREST RATES IN 1999."

YIELDS AS OF MAY 31, 1999
   30-DAY SEC YIELD                 3.87%
   30-DAY TAX-EQUIVALENT YIELDS
      31.02% TAX BRACKET            5.61%
      33.90% TAX BRACKET            5.85%
      34.59% TAX BRACKET            5.92%
      39.33% TAX BRACKET            6.38%

PORTFOLIO AT A GLANCE
                           5/31/99           5/31/98
NUMBER OF SECURITIES         53                42
WEIGHTED AVERAGE
MATURITY                   9.7 YRS           8.3 YRS
AVERAGE DURATION           5.6 YRS           5.3 YRS
EXPENSE RATIO               0.51%             0.54%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


Arizona Intermediate-Term--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In 1999, however, we have adopted a less aggressive stance. This has meant shortening duration a bit to keep the fund fairly neutral to slightly long compared with its peers.

WHAT PROMPTED THAT STRATEGY SHIFT?

     Inflation concerns, which have been driven by robust economic growth and an apparent recovery in overseas markets. A recent rise in consumer prices prompted the Federal Reserve to raise its short-term interest rate target by 25 basis points (0.25%--a basis point equals 0.01%) to slow economic growth to a more-sustainable, non-inflationary pace.

DO YOU EXPECT TO MAINTAIN THE PORTFOLIO'S SOMEWHAT CONSERVATIVE DURATION IN THE NEAR FUTURE?

     That depends on several factors. Bond yields have risen to levels not seen since before the Asian crisis worsened at the start of 1998, and Federal Reserve actions are always tough to gauge.

     The bond market viewed the Fed's June rate increase as a positive and rallied slightly on the news. The announcement fueled expectations that the Fed will remain vigilant on the inflation front. The Fed's switch to a neutral stance toward rates in the wake of that tightening, rather than their previous bias toward a rate increase, was also behind the rally.

     Despite that positive event, we've continued to see a wave of strength in the latest economic reports. So municipal bond yields currently reflect expectations that the Fed will raise its short-term interest rate target again before 1999 winds down. The big question on which the municipal market is balancing right now is whether economic growth will remain overly strong and spark additional Fed tightenings, or whether those concerns are too bearish. If economic growth remains robust, the municipal market may be in for more of the kinds of disappointing returns that we've seen so far this year. By the same token, though, if growth moderates or slows, the market's tone could become more upbeat and bonds could rally.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO GOING FORWARD?

     Managing the maturity structure of the bonds in the portfolio, which helped Arizona Intermediate-Term Municipal's returns during the period, will continue to play a key role going forward. For now, that means keeping the portfolio more highly concentrated in bonds maturing in the middle of the fund's maturity spectrum--the three- to 10-year area, where supply is currently more plentiful and prices more reasonable than for longer-maturity securities. That somewhat bulleted or targeted stance tends to perform best when the yield curve is moving from flat to steep (short-term rates are falling faster than long-term rates, or long-term rates are rising faster than short-term rates.)

     In addition, we plan to continue to carefully monitor the yield curve and look for attractive municipals with the help of our credit team, while conservatively adjusting the portfolio's duration in hopes of enhancing returns.

[right margin]

TOP FIVE SECTORS (AS OF 5/31/99)
                           % OF FUND INVESTMENTS
GO                                   51%
SALES TAX REVENUE                     7%
COPS/LEASES                           7%
HIGHER EDUCATION                      6%
SPECIAL TAX REVENUE                   6%

TOP FIVE SECTORS (AS OF 11/30/98)
                           % OF FUND INVESTMENTS
GO                                   54%
HOSPITAL REVENUE                      7%
COPS/LEASES                           7%
SPECIAL TAX REVENUE                   6%
WATER AND SEWER REVENUE               5%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                           % OF FUND INVESTMENTS
                          AS OF             AS OF
                         5/31/99          11/30/98
AAA                        63%               60%
AA                         22%               26%
A                          10%                9%
BBB                         5%                5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.


                                                  www.americancentury.com      7


Arizona Intermediate-Term--Sched. of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--98.9%
ARIZONA--93.5%
               $1,000,000  Arizona Transportation Board
                              Highway Rev., Series 1993 A,
                              6.00%, 7/1/08                        $ 1,110,470
                  655,000  Avondale Municipal Development
                              Corp. Rev., 4.60%, 7/1/10
                              (FGIC)                                   649,976
                  405,000  Avondale Municipal Development
                              Corp. Rev., 4.70%, 7/1/11
                              (FGIC)                                   402,145
                  900,000  Coconino & Yavapai Counties
                              Joint Unified School District
                              No. 9, Series 1994 C, (Sedona
                              Project of 1992), 5.60%,
                              7/1/06 (FGIC)                            947,268
                1,000,000  East Valley Institute of Technology
                              No. 401 GO, 5.00%, 7/1/03
                              (AMBAC)                                1,038,700
                  545,000  Gilbert County GO, Series
                              1994 C, 6.00%, 7/1/02 (MBIA)             578,250
                1,200,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University), 5.375%,
                              5/15/28                                1,173,264
                1,370,000  Maricopa County COP, 5.625%,
                              6/1/00                                 1,384,330
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                            542,150
                1,000,000  Maricopa County Hospital Rev.,
                              (Sun Health Corp.), 5.75%,
                              4/1/07                                 1,071,180
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facility Rev., (Samaritan Health
                              Services), 7.15%, 12/1/04
                              (MBIA)                                   569,600
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix
                              Elementary), 5.50%, 7/1/09
                              (MBIA)                                 1,067,360
                1,000,000  Maricopa County Unified School
                              District No. 201 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04                                 1,134,290
                  575,000  Maricopa County School District
                              No. 21 GO, Series 1999 A,
                              (Murphy), 3.80%, 7/1/04 (MBIA)           566,996
                  500,000  Maricopa County School District
                              No. 28 GO, Series 1999 C,
                              (Kyrene Elementary Project of
                              1993), 4.40%, 7/1/08 (FGIC)              496,835
                  375,000  Maricopa County School District
                              No. 3 Elementary GO, Series
                              1998 C, (Tempe Project of
                              1997), 3.75%, 7/1/02 (MBIA)              374,179

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  800,000  Maricopa County Unified School
                              District No. 40 GO, Series
                              1994 C, (Glendale Project of
                              1994), 7.75%, 7/1/06 (FGIC)          $   959,384
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert Project of 1998), 6.20%,  7/1/02,
                              Prerefunded at 100% of Par
                              (FGIC)(1)                              1,067,690
                1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                          1,175,010
                  500,000  Maricopa County Unified School
                              District No. 80 GO, (Chandler),
                              5.20%, 7/1/13 (MBIA)                     516,915
                1,000,000  Maricopa County Unified School
                              District No. 90 GO, (Ruth Fisher
                              Elementary), 5.375%, 7/1/00            1,018,960
                1,000,000  Maricopa County Unified School
                              District No. 97 GO, Series
                              1996 A, (Deer Valley), 6.25%,
                              7/1/06 (MBIA)                          1,115,800
                1,000,000  Maricopa County Unified School
                              District No. 97 GO, Series
                              1999 G, (Deer Valley Project
                              of 1996), 5.60%, 7/1/00
                              (FSA)(2)                               1,024,590
                1,000,000  Maricopa County Unified School
                              District No. 97 GO, Series
                              1999 G, (Deer Valley Project
                              of 1996), 4.75%, 7/1/11
                              (FSA)(2)                                 997,680
                  500,000  Mesa Industrial Development Auth.
                              Rev., Series A-1, (Lutheran
                              Health Systems), 4.00%,
                              1/1/00 (MBIA)                            502,095
                1,000,000  Page Municipal Property Corp.
                              Excise Tax Rev., Series 1999 A,
                              5.00%, 7/1/15 (MBIA)                   1,006,010
                  300,000  Phoenix Airport Rev., Series
                              1994 C, 5.50%, 7/1/01 (MBIA)             309,876
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Senior Lien), 5.00%,
                              7/1/03                                 1,032,980
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Lease Rev.,
                              4.85%, 7/1/07 (MBIA)                   1,026,810
                  550,000  Phoenix GO, 6.00%, 7/1/01                   575,498
                1,000,000  Phoenix GO, Series 1995 B,
                              5.00%, 7/1/09                          1,035,800
                1,000,000  Phoenix GO, Series 1999 A,
                              4.75%, 7/1/12                            995,620
                2,100,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              12/1/29
                              (GNMA/FNMA/FHLMC)                      2,284,842

                                              See Notes to Financial Statements


8      1-800-345-2021


Arizona Intermediate-Term--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  500,000  Phoenix Street and Highway Rev.,
                              5.95%, 7/1/00                        $   514,050
                1,000,000  Pima County Sewer Rev., 6.20%,
                              7/1/00 (FGIC)                          1,030,560
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 5.75%, 7/1/04
                              (FGIC)(3)                              1,075,330
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 7.00%, 7/1/05
                              (MBIA)                                 1,144,740
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                   1,054,820
                1,200,000  Pima County Unified School
                              District No. 16 GO, (Catalina
                              Foothills), 5.75%, 7/1/06
                              (MBIA)                                 1,304,184
                  440,000  Pinal County COP, 4.30%,
                              6/1/07 (MBIA)                            436,559
                1,000,000  Salt River Project Agricultural
                              Improvement and Power District
                              Rev., Series 1993 B, 6.50%,
                              1/1/04                                 1,098,380
                  480,000  Scottsdale GO, 7.50%, 7/1/02                530,213
                1,000,000  Scottsdale Preservation Excise Tax
                              Auth. Rev., 4.50%, 7/1/24
                              (FGIC)                                   900,530
                1,150,000  Sedona Wastewater Municipal
                              Property Corporate Excise Tax
                              Rev., 5.20%, 7/1/20 (MBIA)(4)            389,459
                1,275,000  Tempe GO, 6.25%, 7/1/05(3)                1,413,057
                  525,000  Tucson COP, 5.70%, 7/1/02                   525,672

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,000,000  Tucson Street and Highway Rev.,
                              5.70%, 7/1/01                        $ 1,039,020
                1,000,000  University of Arizona Rev., 5.25%,
                              6/1/14 (FSA)                           1,019,770
                  500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)             546,110
                                                                   -----------
                                                                    43,775,007
                                                                   -----------
PUERTO RICO--5.4%
                1,000,000  Puerto Rico Commonwealth GO,
                              5.75%, 7/1/11 (MBIA)                   1,099,360
                1,000,000  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                            892,440
                  500,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series
                              1998 A, 5.50%, 7/1/08
                              (AMBAC)                                  541,020
                                                                   -----------
                                                                     2,532,820
                                                                   -----------
TOTAL MUNICIPAL SECURITIES                                          46,307,827
                                                                   -----------
   (Cost $45,383,204)

SHORT-TERM MUNICIPAL SECURITIES--1.1%
                  500,000  Coconino County Pollution Control
                              Corp. Rev., Series 1994 A,
                              (Arizona Public Service-Navajo
                              Project), VRDN, 3.40%, 6/1/99
                              (LOC: Kredietbank N.V.)                  500,000
                                                                   -----------
   (Cost $500,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $46,807,827
                                                                   ===========
   (Cost $45,883,204)

See Notes to Financial Statements


                                                  www.americancentury.com      9


Arizona Intermediate-Term--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificate of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(4) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the dollar value of other short-term investments that are considered the same as cash

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $45,883,204)
  (Note 3) .................................................         $46,807,827
Interest receivable ........................................             951,259
                                                                     -----------
                                                                      47,759,086
                                                                     -----------

LIABILITIES
Disbursements in excess of
  demand deposit cash ......................................             288,405
Payable for investments purchased ..........................           2,019,143
Dividends payable ..........................................              22,287
Accrued management fees (Note 2) ...........................              19,441
Payable for trustees' fees and expenses ....................                 171
                                                                     -----------
                                                                       2,349,447
                                                                     -----------
Net Assets .................................................         $45,409,639
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................................           4,274,791
                                                                     ===========
Net Asset Value Per Share ..................................         $     10.62
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ............................................         $44,366,127
Accumulated undistributed net realized
  gain on investment transactions ..........................             118,889
Net unrealized appreciation on
  investments (Note 3) .....................................             924,623
                                                                     -----------
                                                                     $45,409,639
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders (if any); net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 1999

INVESTMENT INCOME
Income:
Interest .................................................          $ 2,071,713
                                                                    -----------
Expenses (Note 2):
Management fees ..........................................              217,624
Trustees' fees and expenses ..............................                3,597
                                                                    -----------
                                                                        221,221
                                                                    -----------
Net investment income ....................................            1,850,492
                                                                    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments .........................              303,577
Change in net unrealized
  appreciation on investments ............................             (307,941)
                                                                    -----------
Net realized and unrealized
  loss on investments ....................................               (4,364)
                                                                    -----------
Net Increase in Net Assets
  Resulting from Operations ..............................          $ 1,846,128
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 1999 AND MAY 31, 1998

Increase in Net Assets                                 1999             1998

OPERATIONS
Net investment income ........................    $  1,850,492     $  1,553,800
Net realized gain on investments .............         303,577          247,543
Change in net unrealized appreciation
  on investments .............................        (307,941)         622,539
                                                  ------------     ------------
Net increase in net assets resulting
  from operations ............................       1,846,128        2,423,882
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (1,850,492)      (1,553,800)
From net realized gains on
  investment transactions ....................        (268,298)        (163,355)
                                                  ------------     ------------
Decrease in net assets from distributions ....      (2,118,790)      (1,717,155)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................      16,288,072       18,049,886
Proceeds from reinvestment
  of distributions ...........................       1,608,799        1,285,629
Payments for shares redeemed .................     (12,261,906)     (10,549,469)
                                                  ------------     ------------
Net increase in net assets from
  capital share transactions .................       5,634,965        8,786,046
                                                  ------------     ------------
Net increase in net assets ...................       5,362,303        9,492,773

NET ASSETS
Beginning of period ..........................      40,047,336       30,554,563
                                                  ------------     ------------
End of period ................................    $ 45,409,639     $ 40,047,336
                                                  ============     ============

TRANSACTIONS IN SHARES  OF THE FUND
Sold .........................................       1,512,103        1,695,769
Issued in reinvestment of distributions ......         149,456          120,777
Redeemed .....................................      (1,140,362)        (989,926)
                                                  ------------     ------------
Net increase .................................         521,197          826,620
                                                  ============     ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Arizona Intermediate-Term Municipal Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. The objective of the fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Arizona intermediate-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 1999, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    FUTURES CONTRACTS -- The fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1999.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 1999, the effective annual management fee was 0.51%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and sales for the period  ended May 31,  1999 of  municipal  debt
obligations,   excluding   short-term   investments,   totaled  $37,234,634  and
$30,049,777, respectively.

    As of May 31, 1999, accumulated net unrealized appreciation was $924,623, which consisted of unrealized appreciation of $1,053,121, and unrealized depreciation of $128,498. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through May 31, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

  The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

  FUND:    Arizona Intermediate-Term     American Century - Benham Arizona
           Municipal Fund                Intermediate-Term Municipal Fund


                                                 www.americancentury.com      15


Arizona Intermediate-Term--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                              1999           1998           1997           1996           1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $    10.67     $    10.44     $    10.31     $    10.35     $    10.13
                                         ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income ..............         0.46           0.46           0.45           0.51           0.51
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..         0.01           0.28           0.13          (0.03)          0.22
                                         ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations ...         0.47           0.74           0.58           0.48           0.73
                                         ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income .........        (0.46)         (0.46)         (0.45)         (0.51)         (0.51)
  From Net Realized Gains on
  Investment Transactions ............        (0.06)         (0.05)          --            (0.01)          --
                                         ----------     ----------     ----------     ----------     ----------
  Total Distributions ................        (0.52)         (0.51)         (0.45)         (0.52)         (0.51)
                                         ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .......   $    10.62     $    10.67     $    10.44     $    10.31     $    10.35
                                         ==========     ==========     ==========     ==========     ==========
  Total Return(1) ....................         4.51%          7.19%          5.77%          4.65%          7.52%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets
  (Before Expense Waiver) ............         0.51%          0.60%          0.79%          0.82%          1.01%
Ratio of Operating Expenses
to Average Net Assets ................         0.51%          0.54%          0.66%          0.14%          --
Ratio of Net Investment Income to
Average Net Assets
  (Before Expense Waiver) ............         4.30%          4.27%          4.22%          4.17%          4.15%
Ratio of Net Investment Income
to Average Net Assets ................         4.30%          4.33%          4.35%          4.85%          5.16%
Portfolio Turnover Rate ..............           70%            39%            81%            36%            33%
Net Assets, End of Period
  (in thousands) .....................   $   45,410     $   40,047     $   30,555     $   25,789     $   19,778

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover -- the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


16      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To  the  Board  of  Trustees  of  the  American  Century   Municipal  Trust  and
Shareholders the Arizona Intermediate-Term Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona Intermediate-Term Municipal Fund (formerly the American Century - Benham Arizona Intermediate-Term Municipal Fund) (one of the eight funds in the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
July 12, 1999


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA INTERMEDIATE-TERM MUNICIPAL seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The  LEHMAN  BROTHERS  LONG-TERM   MUNICIPAL  BOND  INDEX  is  composed  of
investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS
     KEN SALINGER
     COLLEEN DENZLER
   MUNICIPAL CREDIT RESEARCH DIRECTOR
     STEVEN PERMUT


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.
(See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                                                    Funds Distributor, Inc.
SH-ANN-17030                      (c)1999 American Century Services Corporation

[front cover]
                                                                    MAY 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
FLORIDA MUNICIPAL
MONEY MARKET

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

FLORIDA MUNICIPAL MONEY MARKET
(BEFXX)
------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

AN IMPORTANT MESSAGE

    On March 1, we reorganized our funds under the American Century name. Though the venerable Benham name is gone, your funds will maintain their same disciplined investment management approach.

    James Benham's proven fixed-income investment philosophy, which provides investors a "pure play" on a sector of the bond market, will remain. That investment practice--now a hallmark of investing at American Century--has helped our fixed-income funds deliver solid performance over the years.

    In addition, we will continue to build our team of experienced fixed-income portfolio managers, which has doubled in size since American Century was formed.

    We look forward to continuing to meet your fixed-income investment needs in the tradition you have come to expect.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     We experienced several investment mood swings in the U.S. financial markets during the year ended May 31, 1999. When we last addressed you in the semiannual report for American Century Florida Municipal Money Market, money market yields had plunged as investors rushed to the relative safety and liquidity of short-term securities. Investors were spooked by global economic and financial turmoil. The Federal Reserve (the U.S. central bank) cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of money market securities in favor of stocks and higher-yielding bonds. Money market yields returned to higher levels, though they remained significantly lower than they were a year earlier.

     Investors in American Century funds benefited from other noteworthy events. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury.com). There you'll find daily fund information -- including performance and price data -- market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

               Table of Contents
   Frequently Asked
      Questions ...........................................................    2
FLORIDA MUNICIPAL MONEY MARKET
   Performance Information ................................................    3
   Portfolio at a Glance ..................................................    3
   Yields .................................................................    3
   Management Q&A .........................................................    4
   Portfolio Composition
      by Credit Rating ....................................................    4
   Portfolio Composition
      by Security Type ....................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    8
   Statement of Operations ................................................    9
   Statements of Changes
      in Net Assets .......................................................   10
   Notes to Financial
      Statements ..........................................................   11
   Financial Highlights ...................................................   12
   Report of Independent
      Accountants .........................................................   13
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   14
      Lipper Rankings .....................................................   14
      Credit Rating
         Guidelines .......................................................   14
      Investment and Credit
         Research Teams ...................................................   14
   Glossary ...............................................................   15


                                                  www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

Can I make direct deposits into my money market fund account?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

What is the holding period on new deposits into my account?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

Is there a limit on the number of checks I can write on my money market account?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

Is there an easy way to move money from my money market fund into a stock or bond fund?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

How do I decide whether a taxable money market fund or a tax-free money market fund is right for me?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

If you have any questions about our money market funds, call us toll free at 1-800-345-2021 or e-mail us at our Web site, www.americancentury.com.

* Before an investor can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, the investor first must have provided us with written authorization to do so.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* You can have distributions deposited directly into your money market account. The money will be deposited the same day that the distributions are paid.

* Distributions can be sent electronically to your bank account. The money will be available in you bank account within three days.

Contact an Investor Relations Representative to set up either of these options.


2      1-800-345-2021


Florida Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

              FLORIDA MUNICIPAL   OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS(2)
                MONEY MARKET          AVERAGE RETURN       FUND'S RANKING
=============================================================================
6 MONTHS(1) ......  1.37%                 1.30%                  --
1 YEAR ...........  2.92%                 2.80%             13 OUT OF 36
=============================================================================
AVERAGE ANNUAL
RETURNS
3 YEARS(3) .......  3.26%                 3.05%              6 OUT OF 33
5 YEARS(3) .......  3.47%                 3.15%              1 OUT OF 18
LIFE OF FUND(3) ..  3.45%                 3.15%(4)           1 OUT OF 17(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/96.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 14-15 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                                  AS OF 5/31/99
NET ASSETS                        $87.5 MILLION
                            5/31/99           5/31/98
NUMBER OF SECURITIES          42                45
WEIGHTED AVERAGE
  MATURITY                  54 DAYS           54 DAYS
EXPENSE RATIO                0.50%            0.51%*

* On August 1, 1997, a new management agreement with American Century Investment Management, Inc. went into effect. The agreement reduced management fees to approximately 0.50%.

YIELDS AS OF MAY 31, 1999
   7-DAY CURRENT YIELD            2.92%
   7-DAY EFFECTIVE YIELD          2.96%
   7-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET           4.06%
      31.0% TAX BRACKET           4.23%
      36.0% TAX BRACKET           4.56%
      39.6% TAX BRACKET           4.83%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                  www.americancentury.com      3


Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
/photo of Bryan Karcher/

     An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market fund investment team.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 1999?

     The fund's fiscal-year return beat the average return of the 36 "Other States Tax-Exempt Money Market Funds" tracked by Lipper Inc. (See the previous page for fund returns and performance comparisons.) Its longer-term returns are similarly strong.

THE FUND'S 7-DAY CURRENT YIELD CAME DOWN A LITTLE IN THE PAST YEAR (3.26% TO 2.92%). WHY?

     It's partly because of the general drop in short-term interest rates in 1998. In response to increasing global market volatility, the Federal Reserve lowered short-term rates three times between September and November.

     Supply and demand factors in the Florida municipal market also had an impact. Supply decreased dramatically--budget surpluses at many municipalities reduced their borrowing needs. Meanwhile, demand for short-term municipal securities surged. By February, tax-free money market yields were at their lowest levels in nearly five years.

HOW DID YOU POSITION THE FUND IN THIS ENVIRONMENT?

     Although we extended the fund's average maturity somewhat when the Fed was cutting interest rates, we generally allowed the average maturity to drift lower (as low as 18 days at the end of March). For much of the fiscal year, longer-term securities weren't offering any extra yield over shorter-term notes, so we didn't extend even though rates were declining.

     However, we did lengthen the average maturity during tax season in April and May, when investors withdraw money from their money market accounts to pay income taxes. As funds sell securities to meet these redemptions, we often find one-year securities with attractive yields.

     This year was no exception--we bought one-year notes yielding 25 basis points (0.25%--a basis point equals 0.01%) more than shorter-term securities. As a result, we lengthened the fund's average maturity to about 54 days by the end of May.

WHAT'S YOUR OUTLOOK FOR THE FLORIDA MUNICIPAL MONEY MARKET?

     Municipal money market yields have risen in recent weeks in anticipation of an interest rate increase by the Fed. As expected, the Fed raised short-term rates in late June, expressing concern about the U.S. economy's strength. But the Fed also suggested that it may not raise rates again for a while.

     We took advantage of rising yields to lengthen the fund's average maturity out to nearly 80 days in early June. However, we think that yields will be more stable going forward, so we expect to bring the average maturity back down to a neutral position in the coming months.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
               % OF FUND INVESTMENTS
              AS OF             AS OF
             5/31/99          11/30/98
SP1+           94%               88%
SP1             6%               12%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 14 for more information.

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

AS OF MAY 31, 1999
VRDNs                         81%
Bonds less than 1 Year        19%

AS OF NOVEMBER 30, 1998
VRDNs                         81%
Put Bonds                      9%
Bonds less than 1 Year         7%
Commercial Paper               3%

Security types are defined on page 15.


4      1-800-345-2021


Florida Muni. Money Market--Sch. of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
               $2,135,000  Broward County Industrial
                              Development Rev., (Fast Real
                              Estate Partners), VRDN, 3.35%,
                              6/2/99 (LOC: Suntrust Bank
                              South Florida, N.A.) (Acquired
                              3/10/97-3/20/98, Cost
                              $2,135,000)(1)                        $ 2,135,000
                2,500,000  Broward County Industrial
                              Development Rev., (HEICO
                              Aerospace Corp.), VRDN,
                              3.35%, 6/2/99 (LOC: Suntrust
                              Bank South Florida, N.A.)
                              (Acquired 10/17/96, Cost
                              $2,500,000)(1)(2)                       2,500,000
                2,230,000  Broward County Industrial
                              Development Rev., (MDR
                              Fitness Corp.), VRDN, 3.35%,
                              6/2/99 (LOC: Suntrust Bank,
                              Miami, N.A.) (Acquired
                              2/28/96-3/3/97, Cost
                              $2,230,000)(1)                          2,230,000
                1,800,000  Broward County Industrial
                              Development Rev., (W.R. Bonsal
                              Co.), VRDN, 3.40%, 6/3/99
                              (LOC: NationsBank, N.A.)
                              (Acquired 3/18/98, Cost
                              $1,800,000)(1)                          1,800,000
                3,870,000  Coral Springs Industrial
                              Development Rev., (Royal
                              Plastics Group), VRDN, 3.35%,
                              6/2/99 (LOC: Suntrust Bank
                              South Florida, N.A.) (Acquired
                              4/1/96-12/9/98, Cost
                              $3,870,000)(1)                          3,870,000
                2,500,000  Dade County Aviation Rev.,
                              Series 1997 A, (Miami
                              International Airport), 4.60%,
                              10/1/99 (FSA)                           2,512,043
                1,000,000  Dade County Industrial
                              Development Auth. Rev.,
                              Series 1989 B, (Stephen M.
                              Green), VRDN, 3.35%, 6/2/99
                              (LOC: Suntrust Bank, Miami,
                              N.A.) (Acquired 4/28/94-
                              2/23/95, Cost $1,000,000)(1)            1,000,000
                4,000,000  Dade County Special Obligation
                              Trust Receipts, Series 1998 C-2,
                              VRDN, 3.45%, 6/2/99 (LOC:
                              Bank of America NT&SA)
                              (Acquired 12/15/98-1/22/99,
                              Cost $4,000,000)(1)                     4,000,000
                4,320,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 3.39%,
                              6/3/99 (Liquidity: Merrill Lynch
                              & Co., Inc.) (Acquired 4/9/98,
                              Cost $4,320,000)(1)                     4,320,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,530,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 3.39%,
                              6/3/99 (SBBPA: Merrill Lynch
                              & Co., Inc.) (Acquired 12/3/96,
                              Cost $1,530,000)(1)                   $ 1,530,000
                6,485,000  Florida Housing Finance Agency
                              Rev., (Country Club), VRDN,
                              3.80%, 6/1/99 (LOC: Northern
                              Trust Company)                          6,485,000
                4,650,000  Florida Housing Finance Agency
                              Rev., Series 1989 J, (Ashley
                              Lake II), VRDN, 3.45%,
                              6/2/99 (LOC: Morgan
                              Guaranty Trust Co. of New York)         4,650,000
                4,500,000  Florida Housing Finance Agency
                              Rev., Series 1996 F, (Caribbean
                              Key), VRDN, 3.35%, 6/2/99
                              (LOC: KeyBank, N.A.)                    4,500,000
                2,000,000  Florida Housing Finance Agency
                              Rev., Series 1996 P, (Tiffany
                              Club), VRDN, 3.35%, 6/2/99
                              (LOC: NationsBank, N.A.)                2,000,000
                4,345,000  Florida Housing Finance Agency
                              Trust Receipts, VRDN, 3.45%,
                              6/2/99 (LOC: Bank of New
                              York) (Acquired 2/12/98, Cost
                              $4,345,000)(1)                          4,345,000
                3,900,000  Florida Housing Finance Corp.
                              Rev., Series 1998 E,
                              (Club at Vero Apartments),
                              VRDN, 3.45%, 6/2/99 (LOC:
                              NationsBank, N.A.)                      3,900,000
                1,795,000  Florida Municipal Loan Council
                              Rev., 3.20%, 4/1/00 (MBIA)              1,795,000
                2,000,000  Florida State Board of Education
                              Capital Outlay GO, 6.75%,
                              6/1/00                                  2,069,373
                1,000,000  Florida State Board of Education
                              Capital Outlay GO, 7.00%,
                              6/1/00, Prerefunded at 102%
                              of Par(3)                               1,056,397
                1,000,000  Florida State Board of Education
                              Capital Outlay GO, 7.00%,
                              6/1/00, Prerefunded at 102%
                              of Par(3)                               1,056,404
                2,095,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1989 A, 7.25%, 6/1/00,
                              Prerefunded at 102% of Par(3)           2,218,267
                  250,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1994 E, 5.10%, 6/1/00                     253,881
                  500,000  Florida State Division Board of
                              Finance Department General
                              Services Rev., Series 1991 A,
                              (Preservation 2000), 6.20%,
                              7/1/99 (AMBAC)                            501,199

See Notes to Financial Statements


                                                  www.americancentury.com      5


Florida Muni. Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,740,000  Florida State GO, (Department of
                              Transportation), 6.875%,
                              7/1/99                                $ 1,745,201
                  500,000  Florida State GO, Series 1997 B,
                              (Department of Transportation),
                              5.00%, 7/1/99                             500,689
                1,815,000  Gulf Breeze Rev., Series 1985 B,
                              (Local Govt. Loan), VRDN,
                              3.25%, 6/3/99 (FGIC)
                              (SBBPA: Credit Local de
                              France)                                 1,815,000
                  800,000  Indian River County Industrial
                              Development Rev., (Florida
                              Convention Centers), VRDN,
                              4.05%, 6/1/99 (LOC:
                              Toronto-Dominion Bank)                    800,000
                1,000,000  Marion County Housing Finance
                              Auth. Multifamily Rev., Series
                              1985 F, (Paddock Place),
                              VRDN, 3.35%, 6/3/99 (LOC:
                              Suntrust Bank, Atlanta, GA)             1,000,000
                  945,000  Martin County Industrial
                              Development Auth. Rev.,
                              (Florida R.F. Labs Inc.), VRDN,
                              3.35%, 6/2/99 (LOC: Suntrust
                              Bank Central Florida, N.A.)
                              (Acquired 2/28/96-12/9/98,
                              Cost $945,000)(1)                         945,000
                  500,000  Martin County Industrial
                              Development Auth. Rev.,
                              (Tampa Farm Service Inc.),
                              VRDN, 3.35%, 6/2/99 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.) (Acquired 6/13/96-
                              12/9/98, Cost $500,000)(1)                500,000
                2,800,000  Miami-Dade County Industrial
                              Development Auth. Rev., (Dutton
                              Press Inc.), VRDN, 3.35%,
                              6/2/99 (LOC: Suntrust Bank,
                              Miami, N.A.) (Acquired
                              2/27/98-2/17/99, Cost
                              $2,800,000)(1)                          2,800,000
                2,000,000  Miami-Dade County Industrial
                              Development Auth. Rev.,
                              Series 1999 A, (Edron Fixture
                              Corp.), VRDN, 3.35%, 6/2/99
                              (LOC: Suntrust Bank, Miami,
                              N.A.) (Acquired 3/23/99, Cost
                              $2,000,000)(1)                          2,000,000
                  690,000  Miami-Dade County Stormwater
                              Utility Rev., 3.00%, 4/1/00
                              (AMBAC)                                   688,870

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $3,000,000  Orange County Health Facilities
                              Auth. Rev., VRDN, 3.25%,
                              6/17/99 (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              12/15/98, Cost $3,000,000)(1)         $ 3,000,000
                1,150,000  Orange County Housing Finance
                              Auth. Multifamily Guaranteed
                              Mortgage Rev., Series 1989 A,
                              (Sundown Association II),
                              VRDN, 3.45%, 6/2/99 (LOC:
                              Fleet Bank, N.A.)                       1,150,000
                1,850,000  Orange County Industrial
                              Development Auth. Rev.,
                              (Precision Meters Inc.), VRDN,
                              3.35%, 6/2/99 (LOC: Suntrust
                              Bank, Central Florida, N.A.)
                              (Acquired 3/24/99, Cost
                              $1,850,000)(1)                          1,850,000
                  510,000  Osceola County Sales Tax Rev.,
                              3.25%, 4/1/00 (FSA)(4)                    510,000
                  485,000  Pensacola Airport Rev., Series
                              1998 A, 6.00%, 10/1/99
                              (MBIA)                                    489,098
                2,200,000  Pinellas County Industrial Council
                              Development Rev., (Better
                              Business Forms Inc.), VRDN,
                              3.35%, 6/2/99 (LOC: Suntrust
                              Bank, Tampa Bay) (Acquired
                              11/13/97-3/20/98, Cost
                              $2,200,000)(1)                          2,200,000
                2,100,000  Pinellas County Industrial Council
                              Development Rev., (Hunter
                              Douglas Inc.), VRDN, 3.35%,
                              6/2/99 (LOC: ABN Amro Bank
                              N.V.) (Acquired 3/17/97, Cost
                              $2,100,000)(1)                          2,100,000
                  500,000  Pinellas County Sewer Rev.,
                              4.00%, 10/1/99 (FGIC)                     501,384
                1,670,000  Volusia County Industrial
                              Development Auth. Rev.,
                              (Daytona Plastix Inc.), VRDN,
                              3.35%, 6/2/99 (LOC: Suntrust
                              Bank, Central Florida, N.A.)
                              (Acquired 7/17/96-12/19/97,
                              Cost $1,670,000)(1)                     1,670,000
                                                                   -------------
TOTAL INVESTMENT SECURITIES--100.0%                                 $86,992,806
                                                                   =============

See Notes to Financial Statements


6      1-800-345-2021


Florida Muni. Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of these securities at May 31, 1999, was $44,795,000, which represented 51.2% of net assets. None of these securities are considered to be illiquid.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) When-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

See Notes to Financial Statements


                                                  www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 1999

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ...........................           $86,992,806
Cash .....................................................               466,824
Interest receivable ......................................               618,857
                                                                     -----------
                                                                      88,078,487
                                                                     -----------

LIABILITIES
Payable for investments purchased ........................               511,473
Dividends payable ........................................                20,123
Accrued management fees (Note 2) .........................                37,110
Payable for trustees' fees
  and expenses ...........................................                   324
                                                                     -----------
                                                                         569,030
                                                                     -----------
Net Assets ...............................................           $87,509,457
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................................            87,509,457
                                                                     ===========
Net Asset Value Per Share ................................           $      1.00
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ..........................................           $87,509,457
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders (if any); and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


8      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 1999

INVESTMENT INCOME
Income:
Interest ................................................             $3,459,733
                                                                      ----------
Expenses (Note 2):
Management fees .........................................                505,045
Trustees' fees and expenses .............................                  6,314
                                                                      ----------
                                                                         511,359
                                                                      ----------
Net investment income ...................................             $2,948,374
                                                                      ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 1999 AND MAY 31, 1998

Decrease in Net Assets                              1999              1998

OPERATIONS
Net investment income ..................      $   2,948,374       $   3,755,691
                                              -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .............         (2,948,374)         (3,755,691)
                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..............        136,641,148         282,351,887
Proceeds from reinvestment
of distributions .......................          2,500,325           3,240,863
Payments for shares redeemed ...........       (161,316,337)       (288,037,630)
                                              -------------       -------------
Net decrease in net assets from
capital share transactions .............        (22,174,864)         (2,444,880)
                                              -------------       -------------
Net decrease in net assets .............        (22,174,864)         (2,444,880)

NET ASSETS
Beginning of period ....................        109,684,321         112,129,201
                                              -------------       -------------
End of period ..........................      $  87,509,457       $ 109,684,321
                                              =============       =============

TRANSACTIONS IN SHARES
OF THE FUND
Sold ...................................        136,641,148         282,351,887
Issued in reinvestment of
distributions ..........................          2,500,325           3,240,863
Redeemed ...............................       (161,316,337)       (288,037,630)
                                              -------------       -------------
Net decrease ...........................        (22,174,864)         (2,444,880)
                                              =============       =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


10      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Florida Municipal Money Market Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS  TO SHAREHOLDERS -- Distributions  from net investment  income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 1999, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees' who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 1999, the effective annual management fee was 0.50%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. FUND EVENTS

  The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

  FUND:    Florida Municipal Money       American Century - Benham Florida
           Market Fund                   Municipal Money Market Fund


                                                 www.americancentury.com      11


Florida Muni. Money Market--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                        1999          1998            1997           1996           1995
PER-SHARE DATA
Net Asset Value,
Beginning of Period .............  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                   -----------    -----------    -----------    -----------    -----------
Income From Investment
Operations
Net Investment Income ...........         0.03           0.03           0.03           0.04           0.04
                                   -----------    -----------    -----------    -----------    -----------
Distributions
From Net Investment Income ......        (0.03)         (0.03)         (0.03)         (0.04)         (0.04)
                                   -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                   ===========    ===========    ===========    ===========    ===========
Total Return(1) .................         2.92%          3.31%          3.55%          3.86%          3.71%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver) .........         0.50%          0.53%          0.66%          0.71%          0.88%
Ratio of Operating Expenses
to Average Net Assets ...........         0.50%          0.51%          0.12%          0.01%          --
Ratio of Net Investment Income
to Average Net Assets
(Before Expense Waiver) .........         2.88%          3.23%          2.94%          3.05%          3.05%
Ratio of Net Investment Income
to Average Net Assets ...........         2.88%          3.25%          3.48%          3.75%          3.93%
Net Assets, End of Period
(in thousands) ..................  $    87,509    $   109,684    $   112,129    $    99,993    $    45,147

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


12      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To  the  Board  of  Trustees  of  the  American  Century   Municipal  Trust  and
Shareholders of the Florida Municipal Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Florida Municipal Money Market Fund (formerly the American Century - Benham Florida Municipal Money Market
Fund) (one of the eight funds in the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
July 12, 1999


                                                 www.americancentury.com      13


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific benchmark index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL MONEY MARKET seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence the prices and yields of fixed-income securities--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

[left margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGER
      BRYAN KARCHER
MUNICIPAL CREDIT  RESEARCH TEAM
   MANAGER
      STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS
      DAVID MOORE
      ROBERT MILLER
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE


14      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 12.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).


PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank

* MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                 www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


16      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                                                    Funds Distributor, Inc.
SH-ANN-17027                      (c)1999 American Century Services Corporation

[front cover]
                                                                    MAY 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

--------------------------
FLORIDA INTERMEDIATE-TERM
MUNICIPAL

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

FLORIDA INTERMEDIATE-TERM MUNICIPAL
(ACBFX)
------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

AN IMPORTANT MESSAGE

    On March 1, we reorganized our funds under the American Century name. Though the venerable Benham name is gone, your funds will maintain their same disciplined investment management approach.

    James Benham's proven fixed-income investment philosophy, which provides investors a "pure play" on a sector of the bond market, will remain. That investment practice--now a hallmark of investing at American Century--has helped our fixed-income funds deliver solid performance over the years.

    In addition, we will continue to build our team of experienced fixed-income portfolio managers, which has doubled in size since American Century was formed.

    We look forward to continuing to meet your fixed-income investment needs in the tradition you have come to expect.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     We experienced several investment mood swings in the U.S. financial markets during the year ended May 31, 1999. When we last addressed you in the semiannual report for American Century Florida Intermediate-Term Municipal, yields had fallen as the U.S. bond market rallied. The bond gains were spurred by global economic and financial turmoil. The Federal Reserve (the U.S. central bank) cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, stocks rallied and U.S. bond yields generally returned to higher levels, though they remained lower than they were a year earlier. Municipal bonds, which had underperformed Treasury bonds in 1998, outperformed Treasurys during the first five months of 1999.

     Investors in American Century tax-free and municipal funds benefited from other positive developments as 1999 unfolded. In March, we consolidated all our funds under the American Century name. We believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury.com). There you'll find daily fund information -- including performance and price data -- market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

               Table of Contents
Report Highlights ..........................................................   2
Market Perspective .........................................................   3
Municipal Credit Review ....................................................   4
FLORIDA INTERMEDIATE-TERM MUNICIPAL
Performance Information ....................................................   5
Management Q&A .............................................................   6
Yields .....................................................................   6
Portfolio at a Glance ......................................................   6
Top Five Sectors ...........................................................   7
Portfolio Composition
by Credit Rating ...........................................................   7
Schedule of Investments ....................................................   8
FINANCIAL STATEMENTS
Statement of Assets and
Liabilities ................................................................  11
Statement of Operations ....................................................  12
Statements of Changes
in Net Assets ..............................................................  13
Notes to Financial
Statements .................................................................  14
Financial Highlights .......................................................  16
Report of Independent
Accountants ................................................................  17
OTHER INFORMATION
Background Information
Investment Philosophy
and Policies ...............................................................  18
Comparative Indices ........................................................  18
Lipper Rankings ............................................................  18
Credit Rating
Guidelines .................................................................  18
Investment Team
Leaders ....................................................................  18
Glossary ...................................................................  19


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds posted positive returns overall during the year ended May 31, 1999, though most of their gains occurred in 1998 when interest rates fell.

* At the beginning of last summer, municipal bonds languished as investors worried that strong U.S. economic growth might ignite inflation.

* In 1999, better-than-expected U.S. economic growth and other indications that higher inflation and interest rates might be ahead caused bond prices to retrace much of the ground they gained in 1998.

* Despite that environment, municipal bonds benefited from decreased supply and increased demand, helping them to regain considerable ground on their Treasury counterparts.

FLORIDA MUNICIPAL CREDIT REVIEW

* Municipal credit quality remained solid in Florida during the year ended May 31, 1999.

* A growing jobs base, a burgeoning population, and personal income growth continued to be the mainstays of the state's credit strength.

* Florida's employment growth rate remained among the highest in the nation during 1998 and may continue that trend in 1999. Although the effects of global economic crises and a recession in Latin America have led to manufacturing layoffs, expansions in the business services and finance sectors have more than offset those losses.

* Going forward, our overall outlook for the state's credit health remains generally upbeat.

MANAGEMENT Q&A

* Florida Intermediate-Term Municipal finished at the top of its Lipper category for the year, providing a favorable return in spite of the sharp rise in interest rates in 1999. The fund's long-term returns are equally impressive.

* We believe that careful yield-curve analysis and diligent credit research remained key to the fund's success. Buying securities that we believe are undervalued helps enhance the fund's total return prospects and yield.

* Managing duration--controlling the portfolio's sensitivity to interest rate changes--remained an important element of our overall fund strategy.

* Looking ahead, we will probably keep the portfolio's sensitivity to interest rate changes fairly neutral in light of the uncertain market environment. We also plan to concentrate our holdings in bonds maturing in the middle of the fund's maturity spectrum--the three- to 10-year area.

[left margin]

          FLORIDA INTERMEDIATE-TERM
              MUNICIPAL (ACBFX)
TOTAL RETURNS:              AS OF 5/31/99
   6 Months                         0.74%*
   1 Year                           4.71%
30-DAY SEC YIELD:                   3.95%
INCEPTION DATE:                   4/11/94
NET ASSETS:                 $44.4 million

* Not annualized.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Municipal bonds posted positive returns overall during the year ended May 31, 1999, though most of their gains occurred in 1998 when interest rates fell. In the first five months of 1999, tax-free bond prices generally declined and yields rose because of strong economic growth and inflation concerns.

     Short-  and  intermediate-term   municipal  bonds  outperformed   long-term
municipals, which are more sensitive to interest rate changes (see the accompanying bond index returns table). Also, lower-quality municipal bonds (those rated BBB or lower) generally outperformed higher-rated (A to AAA) bonds as strong economic conditions caused the yield gap between lower- and higher-rated bonds to narrow.

ECONOMIC ENGINE SPUTTERS BUT REGAINS POWER

     At the beginning of last summer, municipal bonds languished as investors worried that strong U.S. economic growth might ignite inflation. That view changed radically in July 1998, when protracted economic and financial problems in Asia and Latin America threatened to weaken global economic growth. Bonds rallied as recessionary expectations increased. To stem overseas problems and boost the U.S. economy, the Federal Reserve (the Fed) lowered short-term U.S. interest rates three times last fall.

     Winter brought another shift. The Fed's actions seemed to achieve their intended result--U.S. economic growth accelerated, while parts of Asia and Latin America showed signs of stabilizing. Better-than-expected U.S. economic growth and other indications that higher inflation might be ahead caused bond yields to rise and prices to retrace much of the ground they gained in 1998. May brought word that the Fed was leaning toward raising interest rates, which further dampened bond investors' moods.

TREASURYS FALTER AS MUNICIPALS GAIN GROUND

     In 1998, despite falling interest rates, municipals were hamstrung by unfavorable supply and demand conditions and lagged Treasury securities as a result. By October, the difference between municipal and Treasury yields was as small as it had been in a decade, indicating that Treasury bonds were relatively expensive and municipal bonds were comparatively undervalued.

     So far in 1999, however, municipal bonds benefited from decreased supply and increased demand, helping them to regain considerable ground on their Treasury counterparts. Even after outperforming Treasurys in recent months, municipal bonds continue to offer attractive yields on a tax-equivalent basis. As of May 31, 1999, an investor in the highest federal tax bracket could earn a tax-adjusted yield of nearly 7.4% on a 10-year AAA-rated municipal bond, well above the 5.6% yield on a 10-Year U.S. Treasury bond.

[right margin]

"BETTER-THAN-EXPECTED U.S. ECONOMIC GROWTH AND OTHER INDICATIONS THAT HIGHER INFLATION MIGHT BE AHEAD CAUSED BOND YIELDS TO RISE AND PRICES TO RETRACE MUCH OF THE GROUND THEY GAINED IN 1998."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 1999
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX               4.58%
   LEHMAN BROS. 5-YEAR
      MUNICIPAL GO INDEX            4.90%
   LEHMAN BROS. LONG-TERM
      MUNICIPAL BOND INDEX          4.35%

Source: Bloomberg Financial Markets

[line graph - data below]

SHIFTING MUNICIPAL YIELD CURVES

YEARS TO
MATURITY      5/31/98           11/30/98            5/31/99
1              3.80%              3.19%              3.36%
2              3.95%              3.49%              3.59%
3              4.06%              3.64%              3.80%
4              4.15%              3.76%              3.98%
5              4.20%              3.86%              4.12%
6              4.27%              3.96%              4.22%
7              4.34%              4.05%              4.31%
8              4.41%              4.13%              4.38%
9              4.48%              4.21%              4.46%
10             4.55%              4.29%              4.54%
11             4.62%              4.38%              4.62%
12             4.69%              4.47%              4.70%
13             4.77%              4.56%              4.78%
14             4.84%              4.65%              4.86%
15             4.92%              4.73%              4.95%
16             4.95%              4.77%              4.98%
17             4.98%              4.80%              5.01%
18             5.00%              4.84%              5.04%
19             5.03%              4.87%              5.08%
20             5.05%              4.91%              5.12%
21             5.05%              4.91%              5.12%
22             5.05%              4.91%              5.13%
23             5.05%              4.92%              5.14%
24             5.06%              4.92%              5.15%
25             5.06%              4.93%              5.16%
26             5.06%              4.93%              5.16%
27             5.06%              4.93%              5.16%
28             5.07%              4.94%              5.17%
29             5.07%              4.94%              5.17%
30             5.08%              4.95%              5.18%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Municipal credit quality remained solid in Florida during the year ended May 31, 1999. A growing jobs base, a burgeoning population, and personal income growth continued to be the mainstays of the state's credit strength.

EMPLOYMENT GROWTH CONTINUED . . .

     Florida's employment growth rate remained among the highest in the nation during 1998 and may continue that trend in 1999. The state posted a robust 4.1% increase in new jobs last year as Florida's economy continued to evolve from one narrowly based on agriculture and tourism to one based more on services and foreign trade. Banking, exports, and insurance providers are now vibrant parts of the transformed economy.

     Although the effects of global economic crises and a recession in Latin America have led to manufacturing layoffs, expansions in the business services and finance sectors have more than offset those losses. In 1999, overall job growth is on track to slow but should remain well above the national average. This should allow Florida to remain one of the fastest-growing employment markets in the nation.

 . . . WHILE FLORIDA'S POPULATION CONTINUED TO SWELL

     The state's favorable climate and affordable housing prices attracted a net 239,000 new residents in 1998, and that figure is on track to be comparably high in 1999. Despite the swelling population, Florida's unemployment rate of 4.3% remained close to national levels and fell from 4.8% in 1997. The downside of such rapid population growth, however, has been pressure for additional roads, schools, and water systems in what has become the fourth-largest state in the nation. Personal incomes also continued to rise--income jumped 5.4% in 1998 and may remain above 4% in 1999.

LOOKING FORWARD

     The state's heavy reliance on sales tax revenues, combined with spending pressures from growing school-age and elderly populations, leaves its finances particularly vulnerable to an economic slowdown. Nevertheless, our outlook for the state's prospects remains generally upbeat. By continuing to follow conservative fiscal practices, the state's government is helping to ensure its future will remain bright going forward. Florida's low business costs and relatively relaxed regulatory environment should also continue to make it attractive to companies looking to expand their operations.

ON THE LEGISLATIVE FRONT

     Earlier this year, the state enacted legislation that slightly reduced the Florida intangibles tax on residents. Though this development may have mildly reduced the attractiveness of the state's municipal securities to some residents, there has been little discernable impact from a credit standpoint.

[left margin]

"BY CONTINUING TO FOLLOW GENERALLY CONSERVATIVE FISCAL PRACTICES, THE STATE'S GOVERNMENT IS HELPING TO ENSURE ITS PROSPECTS WILL REMAIN BRIGHT GOING FORWARD.

MUNICIPAL CREDIT
RESEARCH TEAM
   MANAGER
      STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS
      DAVID MOORE
      ROBERT MILLER
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE


4      1-800-345-2021


Florida Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                   FLORIDA
                INTERMEDIATE-   LEHMAN 5-YEAR   FLORIDA INTERM. MUNICIPAL DEBT FUNDS(2)
               TERM MUNICIPAL      GO INDEX        AVERAGE RETURN    FUND'S RANKING
=====================================================================================
6 MONTHS(1)         0.74%           1.42%             0.39%               --
1 YEAR              4.71%           4.90%             3.45%           1 OUT OF 15
=====================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)          6.50%           5.97%             5.33%           1 OUT OF 11
5 YEARS(3)          6.23%           5.91%             5.28%           1 OUT OF 10
LIFE OF FUND(3)     6.42%           5.92%            5.35%(4)         1 OUT OF 10(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 18-19 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
Florida Intermediate-Term
   Municipal                    $13,651
Lehman 5-Year GO Index          $13,348

                Florida Intermediate-     Lehman 5-Year
                   Term Municipal           GO Index
DATE                   VALUE                  VALUE
4/30/94               $10,000               $10,000
6/30/94               $10,054                $9,996
9/30/94               $10,173               $10,077
12/31/94              $10,031               $10,044
3/31/95               $10,539               $10,450
6/30/95               $10,811               $10,717
9/30/95               $11,068               $11,010
12/31/95              $11,396               $11,211
3/31/96               $11,338               $11,246
6/30/96               $11,361               $11,295
9/30/96               $11,561               $11,479
12/31/96              $11,812               $11,730
3/31/97               $11,830               $11,711
6/30/97               $12,205               $12,002
9/30/97               $12,514               $12,264
12/31/97              $12,784               $12,490
3/31/98               $12,918               $12,636
6/30/98               $13,094               $12,764
9/30/98               $13,496               $13,115
12/31/98              $13,613               $13,218
3/31/99               $13,699               $13,354
5/31/99               $13,651               $13,348

$10,000 investment made 4/30/94


The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each graph. Florida Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
            Florida Intermediate-    Lehman 5-Year
               Term Municipal          GO Index
DATE               RETURN               RETURN
5/31/94*           0.93%                0.56%
5/31/95            7.31%                6.89%
5/31/96            4.34%                4.74%
5/31/97            6.63%                6.08%
5/31/98            8.20%                6.95%
5/31/99            4.71%                4.90%

* From 4/30/94 (the date nearest the fund's inception for which index data are available) to 5/31/94.


                                                  www.americancentury.com      5


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
/photo of Ken Salinger/

     An interview with Ken Salinger, a portfolio manager on the Florida Intermediate-Term Municipal investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MAY 31, 1999?

     Florida Intermediate-Term Municipal finished at the top of its Lipper category for the year, providing a favorable return in spite of the sharp rise in interest rates in 1999. The fund returned 4.71%, solidly outpacing the 3.45% average return of the 15 funds in Lipper Inc.'s Florida Intermediate Municipal Debt Funds category.

     Florida   Intermediate-Term   Municipal's   three-year,    five-year,   and
life-of-fund returns are also the highest in its Lipper group. The fund's return fell just short of its benchmark; the Lehman 5-Year GO Index returned 4.90%. (See page 5 for fund performance comparisons.)

     In addition to an impressive total return compared with its Lipper peers, Florida Intermediate-Term Municipal's 30-day SEC yield of 3.95% on May 31, 1999, compared favorably with the 3.57% average SEC yield of Lipper's Florida intermediate municipal debt fund.

WHY DID FLORIDA INTERMEDIATE-TERM MUNICIPAL CONTINUE TO OUTPACE ITS PEERS?

     We believe that careful yield-curve analysis and diligent credit research remained key to the fund's success. Our careful analysis of the municipal yield curve--a graphic representation of the relationship between bond yields and maturities (see page 3 for an example)--helped us target maturity areas of the municipal market that seemed to offer the most attractive relative value. With the help of our seasoned municipal credit team, we then looked for undervalued securities within that maturity range.

HOW DID THAT TRANSLATE TO BETTER PERFORMANCE?

     Buying securities that we believe are undervalued helps enhance the fund's total return potential and yield. For example, we've recently increased the portfolio's BBB holdings by adding some hospital bonds. This has added a slight amount of credit risk to the overall portfolio, but we think the potential gains make the additional risk worthwhile.

WHY WERE THOSE SECURITIES SO ATTRACTIVELY PRICED?

     Hospitals and nursing homes across the nation have come under competitive pressure to reduce their costs because of lower Medicare reimbursements that resulted from the Balanced Budget Act. This has kept bond insurance companies from backing hospital bonds-- a sharp reversal from early 1998, when the outlook was brighter and easy-to-get insurance made AAA ratings readily available. Overall municipal issuance has tapered off this year because of rising interest

[left margin]

"FLORIDA INTERMEDIATE-TERM MUNICIPAL FINISHED AT THE TOP OF ITS LIPPER CATEGORY FOR THE YEAR, PROVIDING A FAVORABLE RETURN IN SPITE OF THE SHARP RISE IN INTEREST RATES IN 1999."

YIELDS AS OF MAY 31, 1999
   30-DAY SEC YIELD                 3.95%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET             5.49%
      31.0% TAX BRACKET             5.72%
      36.0% TAX BRACKET             6.17%
      39.6% TAX BRACKET             6.54%

PORTFOLIO AT A GLANCE
                                  5/31/99           5/31/98
NUMBER OF SECURITIES                59                45
WEIGHTED AVERAGE
   MATURITY                       9.1 YRS           8.5 YRS
AVERAGE DURATION                  5.6 YRS           5.6 YRS
EXPENSE RATIO                      0.51%             0.54%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

rates; however, because most of the hospital bonds that were issued carried lower credit ratings, the available pool of these particular types of municipals grew. That, in turn, has driven yields on these types of securities sharply higher.

     So we've taken advantage of the opportunity. With the help of our credit research team, we've been able to add a few hidden gems that were backed by solid credit stories, yet offered high yields due to their low credit rating. These securities have enhanced the fund's yield and total return prospects.

WHAT ROLE DID DURATION MANAGEMENT PLAY IN FLORIDA INTERMEDIATE-TERM MUNICIPAL'S SOLID PERFORMANCE?

     Managing duration--controlling the portfolio's sensitivity to interest rate changes--remained an important element of our overall fund strategy. During much of 1998, we maintained a slightly long duration compared with the fund's Lipper peers. That enhanced returns toward year-end as bond yields fell.

     We've been a bit more conservative in 1999, however. We've kept duration neutral to slightly long compared with the average Florida intermediate municipal debt fund by selling some of the portfolio's longer-maturity bonds when the market has rallied. That also helped us shift the portfolio to a more bulleted structure, meaning that the fund's holdings are concentrated in three- to 10-year municipals.

DO YOU EXPECT TO MAINTAIN THE PORTFOLIO'S SOMEWHAT CONSERVATIVE DURATION IN THE NEAR FUTURE?

     That depends on whether the outlook remains clouded by uncertainty. A recent rise in consumer prices fanned the inflation spark and prompted the Federal Reserve to raise its short-term interest rate target by 25 basis points (0.25%--a basis point equals 0.01%) in June to slow economic growth to a more-sustainable, non-inflationary pace.

     The bond market viewed the Fed's rate increase as a positive and rallied slightly on the news. The announcement fueled expectations that the Fed will remain vigilant on the inflation front. The Fed's switch to a neutral stance toward rates in the wake of that tightening, rather than their previous bias toward a rate increase, was also behind the rally.

     Despite that positive event, we've continued to see a wave of strength in the latest economic reports. The big question on which the municipal market is balancing right now is whether economic growth will remain overly strong and spark additional Fed tightenings, or whether those concerns are too bearish. If economic growth remains robust, the municipal market may be in store for more of the kinds of disappointing returns that we've seen so far this year. By the same token, though, if growth moderates or slows, the market's tone could become more upbeat and bonds could rally.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO GOING FORWARD?

     We currently plan to use the same strategies that have paid off in the past: looking for attractive maturity ranges based on risk and return, then working with our credit research team to locate undervalued securities within those ranges. In addition, we'll continue to make strategic adjustments to the portfolio's duration and maturity structure.

[right margin]

TOP FIVE SECTORS (AS OF 5/31/99)
                            % OF FUND INVESTMENTS
TRANSPORTATION REVENUE                20%
GO                                    19%
HOUSING REVENUE                       10%
ELECTRIC REVENUE                       9%
SALES TAX REVENUE                      8%

TOP FIVE SECTORS (AS OF 11/30/98)
                            % OF FUND INVESTMENTS
TRANSPORTATION REVENUE                30%
SALES TAX REVENUE                     10%
HOUSING REVENUE                        9%
GO                                     8%
ELECTRIC REVENUE                       7%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                            % OF FUND INVESTMENTS
                           AS OF             AS OF
                          5/31/99          11/30/98
AAA                         67%               81%
AA                          21%               13%
A                            5%                3%
BBB                          7%                3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.


                                                  www.americancentury.com      7


Florida Intermediate-Term--Sched. of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--95.1%
FLORIDA--92.0%
               $  300,000  Boca Raton Water and Sewer
                              Rev., 6.40%, 10/1/99,
                              Prerefunded at 101% of Par(1)        $   306,123
                  300,000  Broward County School District
                              GO, 6.75%, 2/15/00                       306,849
                  500,000  Dade County Aviation Rev.,
                              Series 1995 E, 5.50%,
                              10/1/10 (AMBAC)                          529,255
                1,000,000  Dade County Aviation Rev.,
                              Series 1997 A, (Miami
                              International Airport), 5.50%,
                              10/1/02 (FSA)                          1,045,630
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                    533,880
                  500,000  East County Water Control District
                              Rev., 5.375%, 11/1/01 (Asset
                              Guaranty)                                517,455
                  250,000  Escambia County Housing Finance
                              Auth. Single Family Mortgage
                              Rev., 6.00%, 4/1/02
                              (GNMA/FNMA)                              258,298
                  220,000  Escambia County Housing Finance
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 4.80%,
                              4/1/06 (GNMA/FNMA)                       221,991
                  350,000  Escambia County Housing Finance
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 4.85%,
                              4/1/07 (GNMA/FNMA)                       352,818
                  350,000  Florida Housing Finance Agency
                              Multifamily Housing Rev., 5.35%,
                              6/1/00 (GTEED)                           352,177
                  450,000  Florida Housing Finance Agency
                              Rev., (Williamsburg Village
                              Apartments), 5.60%, 12/1/07
                              (AMBAC)                                  482,040
                  500,000  Florida Housing Finance Agency
                              Rev., (Windwood), 5.65%,
                              12/1/07 (AXA)                            527,800
                1,500,000  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage), 4.60%,
                              1/1/21 (FSA)                           1,500,750
                1,110,000  Florida Municipal Loan Council
                              Rev., 3.60%, 4/1/02 (MBIA)             1,104,539
                1,000,000  Florida State Board of Education
                              Capital Outlay GO, 4.50%,
                              6/1/24 (MBIA)                            893,030
                1,500,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1997 A, 5.25%, 6/1/17                  1,512,315
                1,400,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1998 A, 5.25%, 6/1/13                  1,440,068

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1998 A, 4.75%, 6/1/28                $   918,280
                1,000,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1999 A, 5.00%, 6/1/12                  1,013,100
                1,000,000  Florida State Board Regent
                              University System Improvement
                              Rev., 4.50%, 7/1/23 (AMBAC)              894,950
                1,205,000  Florida Turnpike Auth. Rev.,
                              (Department of Transportation),
                              Series 1993 A, 5.00%, 7/1/13
                              (FGIC)                                 1,210,278
                  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                  385,991
                1,260,000  Hillsborough County Industrial
                              Development Auth. Rev., Series
                              1999 A, (University Community
                              Hospital), 4.90%, 8/15/07(2)           1,252,755
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                    440,120
                  750,000  Indian Trace Community
                              Development District Water
                              Management Special Benefit
                              Assessment, 5.00%, 5/1/10
                              (MBIA)                                   768,555
                  400,000  Indian Trace Community
                              Development District Water
                              Management Special Benefit
                              Assessment, Series 1995 A,
                              5.25%, 5/1/03 (MBIA)                     419,092
                1,250,000  Jacksonville Electric Auth. Rev.,
                              Series 1991-4-1-A, (Bulk
                              Power Supply-Scherer), 6.75%,
                              10/1/00, Prerefunded at
                              101.5% of Par(1)                       1,323,163
                  500,000  Jacksonville Electric Auth. Rev.,
                              Series 1995 6-C, (St. John's
                              River Power), 6.50%, 10/1/01(3)          525,305
                1,250,000  Jacksonville Excise Tax Rev.,
                              5.20%, 10/1/04 (FGIC)                  1,288,725
                1,050,000  Jacksonville Sales Tax Rev., (River
                              City Renaissance), 6.00%,
                              10/1/02 (FGIC)                         1,120,938
                  550,000  Lee County Industrial
                              Development Health Care
                              Facilities Auth. Rev., Series
                              1999 A, (Shell Point Village),
                              5.50%, 11/15/09                          567,116
                  865,000  Lee County Passenger Facility
                              Charge Rev., 4.50%, 10/1/05
                              (AMBAC)                                  873,754
                1,000,000  Lee County Rev., Series 1997 A,
                              5.75%, 10/1/11 (MBIA)(3)               1,094,960
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                    672,737

                                              See Notes to Financial Statements


8      1-800-345-2021


Florida Intermediate-Term--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000   Miami-Dade County Aviation Rev.,
                              Series 1998 A, 5.00%,
                              10/1/06 (FGIC)                       $ 1,032,490
                1,000,000  Miami-Dade County Aviation Rev.,
                              Series 1998 A, 5.25%,
                              10/1/07 (FGIC)                         1,046,310
                1,015,000  Northern Palm Beach County
                              Improvement District Special
                              Assessment, (Unit Development
                              18), 4.90%, 8/1/13 (MBIA)              1,021,648
                  550,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                    598,131
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., 5.10%,
                              7/1/04 (FGIC)                          1,045,270
                  450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                            522,914
                1,050,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1994 A, 5.00%, 10/1/11                 1,065,068
                  500,000  Orlando Utilities Commission
                              Water & Electric Rev., 5.70%,
                              10/1/04                                  539,365
                1,500,000  Palm Beach County Criminal
                              Justice Facilities Rev., 5.375%,
                              6/1/07 (FGIC)                          1,600,410
                  700,000  Pembroke Pines Capital
                              Improvement Rev., 4.625%,
                              12/1/13 (AMBAC)                          681,590
                  500,000  Pensacola Airport Rev., Series
                              1997 B, 5.40%, 10/1/07
                              (MBIA)                                   529,300
                  300,000  Pensacola Airport Rev., Series
                              1998 A, 6.00%, 10/1/01
                              (MBIA)                                   314,430
                  360,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.45%, 10/1/01              362,408
                  430,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.75%, 10/1/05              431,376
                  450,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.85%, 10/1/06              451,629
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.45%, 12/1/04            299,346
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of Florida
                              Inc.), 4.55%, 12/1/05                    299,415

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of Florida
                              Inc.), 4.70%, 12/1/07                $   298,191
                1,000,000  Polk County Housing Finance
                              Auth. Multi-Family Housing Rev.,
                              Series 1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)(3)                              1,041,370
                  300,000  Reedy Creek Improvement District
                              Utility Rev., Series 1991-1,
                              6.25%, 10/1/01, Prerefunded
                              at 101% of Par (MBIA)(1)                 319,989
                  400,000  St. Cloud Utility Rev., 6.40%,
                              8/1/06 (MBIA)                            428,423
                  500,000  Volusia County School District GO,
                              6.20%, 8/1/03 (FGIC)                     533,460
                                                                   -----------
                                                                    41,117,370
                                                                   -----------
PUERTO RICO--3.1%
                1,350,000  Puerto Rico Commonwealth GO,
                              5.00%, 7/1/04                          1,401,812
                                                                   -----------
TOTAL MUNICIPAL SECURITIES                                          42,519,182
                                                                   -----------
   (Cost $42,012,088)

SHORT-TERM MUNICIPAL SECURITIES--4.9%
                  900,000  Martin County Pollution Control
                              Rev., (Florida Power & Light Co.),
                              VRDN, 3.30%, 6/1/99                      900,000
                1,300,000  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 3.40%,
                              6/1/99                                 1,300,000
                                                                   -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                2,200,000
                                                                   -----------
   (Cost $2,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $44,719,182
                                                                   ===========
   (Cost $44,212,088)

FUTURES CONTRACTS
                                        Underlying Face
     Purchased      Expiration Date     Amount at Value     Unrealized Gain
----------------------------------------------------------------------------
 8 U.S. Treasury       September
     10 Year             1999
   Note Futures                            $892,250              $190
                                        ===============    =================


                                                  www.americancentury.com      9


Florida Intermediate-Term--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

AXA = AXA Insurance Co.

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

GTEED = Connecticut General Life Guaranty Agreement

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

(1) Escrowed to maturity in U.S. government securities or state and local securities.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank or broker for a when-issued security and futures contracts.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 1999

ASSETS
Investment securities, at value
(identified cost of $44,212,088)
(Note 3) ...................................................         $44,719,182
Investment in affiliated money
market fund (Note 2) .......................................              12,103
Receivable for investments sold ............................           1,003,000
Receivable for variation margin
on futures contracts .......................................                 190
Interest receivable ........................................             636,673
                                                                     -----------
                                                                      46,371,148
                                                                     -----------

LIABILITIES
Disbursements in excess
of demand deposit cash .....................................             698,837
Payable for investments purchased ..........................           1,257,866
Dividends payable ..........................................              17,034
Accrued management fees (Note 2) ...........................              18,700
Payable for trustees' fees and expenses ....................                 119
                                                                     -----------
                                                                       1,992,556
                                                                     -----------
Net Assets .................................................         $44,378,592
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
of shares authorized) ......................................           4,225,221
                                                                     ===========
Net Asset Value Per Share ..................................         $     10.50
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ............................................         $43,829,816
Accumulated undistributed net
realized gain on investments ...............................              41,492
Net unrealized appreciation
on investments (Note 3) ....................................             507,284
                                                                     -----------

                                                                     $44,378,592
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 1999

INVESTMENT INCOME
Income:
Interest .................................................          $ 1,637,704
                                                                    -----------
Expenses (Note 2):
Management fees ..........................................              177,067
Trustees' fees and expenses ..............................                3,339
                                                                    -----------
                                                                        180,406
                                                                    -----------
Net investment income ....................................            1,457,298
                                                                    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments .........................              290,688
Change in net unrealized
appreciation on investments ..............................             (239,507)
                                                                    -----------
Net realized and unrealized
gain on investments ......................................               51,181
                                                                    -----------
Net Increase in Net Assets
Resulting from Operations ................................          $ 1,508,479
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 1999 AND MAY 31, 1998

Increase in Net Assets                                1999              1998

OPERATIONS
Net investment income ....................      $  1,457,298       $  1,042,897
Net realized gain on investments .........           290,688            397,759
Change in net unrealized
appreciation on investments ..............          (239,507)           439,483
                                                ------------       ------------
Net increase in net assets
resulting from operations ................         1,508,479          1,880,139
                                                ------------       ------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ...............        (1,457,298)        (1,042,897)
From net realized gains on
investment transactions ..................          (381,472)          (316,935)
                                                ------------       ------------
Decrease in net assets from
distributions to shareholders ............        (1,838,770)        (1,359,832)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        36,435,233         28,435,575
Proceeds from reinvestment
of distributions .........................         1,056,236            976,870
Payments for shares redeemed .............       (22,387,798)       (16,840,155)
                                                ------------       ------------
Net increase in net assets
from capital share transactions ..........        15,103,671         12,572,290
                                                ------------       ------------
Net increase in net assets ...............        14,773,380         13,092,597

NET ASSETS
Beginning of period ......................        29,605,212         16,512,615
                                                ------------       ------------
End of period ............................      $ 44,378,592       $ 29,605,212
                                                ============       ============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .....................................         3,423,113          2,709,826
Issued in reinvestment
of distributions .........................            99,204             92,680
Redeemed .................................        (2,100,988)        (1,596,282)
                                                ------------       ------------
Net increase .............................         1,421,329          1,206,224
                                                ============       ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Florida Intermediate-Term Municipal Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Florida municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 1999, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    FUTURES CONTRACTS -- The fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except for brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 1999, the effective annual management fee was 0.51%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

    As of May 31, 1999, the fund had invested $12,103 in shares of Florida Municipal Money Market Fund (Money Market Fund), which is also managed by ACIM. The terms of the transaction were identical to those with non-related entities except that, to avoid duplicative management fees, the fund did not pay ACIM management fees with respect to assets invested in the Money Market Fund.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of municipal debt obligations, excluding short-term investments, totaled $66,440,658 and $53,521,904, respectively.

    As of May 31, 1999, accumulated net unrealized appreciation for the fund was $507,284, which consisted of unrealized appreciation of $634,768 and unrealized depreciation of $127,484. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through May 31, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

  The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

  FUND:    Florida Intermediate-Term     American Century - Benham Florida
           Municipal Fund                Intermediate-Term Municipal Fund


                                                 www.americancentury.com      15


Florida Intermediate-Term--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                              1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ... $    10.56   $    10.34   $    10.18   $    10.30   $    10.11
                                         ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
Net Investment Income ..................       0.44         0.45         0.46         0.52         0.52
Net Realized and Unrealized Gain
(Loss) on Investment Transactions ......       0.05         0.38         0.20        (0.08)        0.19
                                         ----------   ----------   ----------   ----------   ----------
Total From Investment Operations .......       0.49         0.83         0.66         0.44         0.71
                                         ----------   ----------   ----------   ----------   ----------
Distributions
From Net Investment Income .............      (0.44)       (0.45)       (0.46)       (0.52)       (0.52)
From Net Realized Capital Gains ........      (0.11)       (0.16)       (0.04)       (0.04)        --
                                         ----------   ----------   ----------   ----------   ----------
Total Distributions ....................      (0.55)       (0.61)       (0.50)       (0.56)       (0.52)
                                         ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ......... $    10.50   $    10.56   $    10.34   $    10.18   $    10.30
                                         ==========   ==========   ==========   ==========   ==========
Total Return(1) ........................       4.71%        8.20%        6.63%        4.34%        7.31%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................       0.51%        0.54%        0.65%        0.13%        --
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver) ................       0.51%        0.58%        0.86%        0.88%        1.09%
Ratio of Net Investment Income
to Average Net Assets ..................       4.13%        4.28%        4.42%        5.05%        5.23%
Ratio of Net Investment Income to
Average Net Assets
(Before Expense Waiver) ................       4.13%        4.24%        4.21%        4.30%        4.14%
Portfolio Turnover Rate ................        154%         154%          82%          66%          37%
Net Assets, End of Period
(in thousands) ......................... $   44,379   $   29,605   $   16,513   $   10,319   $    9,532

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover rate -- the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


16      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To  the  Board  of  Trustees  of  the  American  Century   Municipal  Trust  and
Shareholders of the Florida Intermediate-Term Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Florida Intermediate-Term Municipal Fund (formerly the American Century - Benham Florida Intermediate-Term Municipal Fund) (one of the eight funds in the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
July 12, 1999


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA INTERMEDIATE-TERM MUNICIPAL invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The  LEHMAN  BROTHERS  LONG-TERM   MUNICIPAL  BOND  INDEX  is  composed  of
investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS
     KEN SALINGER
     DAVE MACEWEN
   MUNICIPAL CREDIT RESEARCH DIRECTOR
     STEVEN PERMUT


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.
(See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                                                    Funds Distributor, Inc.
SH-ANN-17029                      (c)1999 American Century Services Corporation

[front cover]
                                                                    MAY 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
TAX-FREE MONEY MARKET

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

TAX-FREE MONEY MARKET
(BNTXX)
------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

AN IMPORTANT MESSAGE

    On March 1, we reorganized our funds under the American Century name. Though the venerable Benham name is gone, your funds will maintain their same disciplined investment management approach.

    James Benham's proven fixed-income investment philosophy, which provides investors a "pure play" on a sector of the bond market, will remain. That investment practice--now a hallmark of investing at American Century--has helped our fixed-income funds deliver solid performance over the years.

    In addition, we will continue to build our team of experienced fixed-income portfolio managers, which has doubled in size since American Century was formed.

    We look forward to continuing to meet your fixed-income investment needs in the tradition you have come to expect.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     We experienced several investment mood swings in the U.S. financial markets during the year ended May 31, 1999. When we last addressed you in the semiannual report for American Century Tax-Free Money Market, money market yields had plunged as investors rushed to the relative safety and liquidity of short-term securities. Investors were spooked by global economic and financial turmoil. The Federal Reserve (the U.S. central bank) cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of money market securities in favor of stocks and higher-yielding bonds. Money market yields returned to higher levels, though they remained significantly lower than they were a year earlier.

     Investors in American Century funds benefited from other noteworthy events. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury.com). There you'll find daily fund information -- including performance and price data -- market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

               Table of Contents
Frequently Asked
Questions ...................................................................  2
TAX-FREE MONEY MARKET
Performance Information .....................................................  3
Portfolio at a Glance .......................................................  3
Yields ......................................................................  3
Management Q&A ..............................................................  4
Portfolio Composition
by Credit Rating ............................................................  4
Portfolio Composition
by Security Type ............................................................  4
Schedule of Investments .....................................................  5
FINANCIAL STATEMENTS
Statement of Assets and
Liabilities .................................................................  9
Statement of Operations ..................................................... 10
Statements of Changes
in Net Assets ............................................................... 11
Notes to Financial
Statements .................................................................. 12
Financial Highlights ........................................................ 13
Report of Independent
Accountants ................................................................. 14
OTHER INFORMATION
Background Information
Investment Philosophy
and Policies ................................................................ 15
Lipper Rankings ............................................................. 15
Credit Rating
Guidelines .................................................................. 15
Investment and Credit
Research Teams .............................................................. 15
Glossary .................................................................... 16


                                                  www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

Can I make direct deposits into my money market fund account?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

What is the holding period on new deposits into my account?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

Is there a limit on the number of checks I can write on my money market account?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

Is there an easy way to move money from my money market fund into a stock or bond fund?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

How do I decide whether a taxable money market fund or a tax-free money market fund is right for me?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

If you have any questions about our money market funds, call us toll free at 1-800-345-2021 or e-mail us at our Web site, www.americancentury.com.

* Before an investor can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, the investor first must have provided us with written authorization to do so.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact an Investor Relations Representative to set up either of these options.


2      1-800-345-2021


Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                           TAX-FREE        TAX-EXEMPT MONEY MARKET FUNDS(2)
                         MONEY MARKET     AVERAGE RETURN     FUND'S RANKING
=============================================================================
6 MONTHS(1)                  1.40%            1.27%                --
1 YEAR                       3.10%            2.72%           5 OUT OF 127
=============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                      3.26%            2.93%           7 OUT OF 119
5 YEARS                      3.18%            3.00%           14 OUT OF 104
10 YEARS                     3.42%            3.34%           16 OUT OF 67

The fund's inception date was 7/31/84.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 15-16 for more information about returns and Lipper fund rankings. Returns and rankings would have been lower if management fees had not been waived.*

PORTFOLIO AT A GLANCE
                                    AS OF 5/31/99
NET ASSETS                         $283.0 MILLION
                                 5/31/99      5/31/98
NUMBER OF SECURITIES               71           103
WEIGHTED AVERAGE
  MATURITY                       49 DAYS      55 DAYS
EXPENSE RATIO                    0.31%*       0.04%*

YIELDS AS OF MAY 31, 1999
   7-DAY CURRENT YIELD           3.03%
   7-DAY EFFECTIVE YIELD         3.08%
   7-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET          4.21%
      31.0% TAX BRACKET          4.39%
      36.0% TAX BRACKET          4.73%
      39.6% TAX BRACKET          5.02%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.

* American Century Investment Management, Inc. (ACIM) voluntarily waived its management fee from August 1, 1997, through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of fund net assets on a monthly basis until the waiver expired in December 1998. In absence of the waiver, the fund's expense ratio would have been 0.50% for the year ended May 31, 1999, and 0.52% for the year ended May 31, 1998.


                                                  www.americancentury.com      3


Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
/photo of Bryan Karcher/

     An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market fund investment team.

How did Tax-Free Money Market perform during the fiscal year ended May 31, 1999?

     The fund's fiscal-year return ranked it in the top 5% of the 127 "Tax-Exempt Money Market Funds" tracked by Lipper Inc. (See the previous page for fund returns and performance comparisons.) It's important to note, however, that all or part of the fund's management fees were waived throughout 1998.

The fund's 7-day current yield came down quite a bit in the past year (3.90% to 3.03%). Why?

     It's partly because of the general drop in short-term interest rates in 1998. In response to increasing global market volatility, the Federal Reserve lowered short-term rates three times between September and November.

     Supply and demand factors in the municipal market also had an impact. Supply decreased dramatically--budget surpluses at many municipalities reduced their borrowing needs. Meanwhile, demand for short-term municipal securities surged. By February, tax-free money market yields were at their lowest levels in nearly five years.

How did you position the fund in this environment?

     Although we extended the fund's average maturity somewhat when the Fed was cutting interest rates, we generally allowed the average maturity to drift lower (as low as 20 days in March). For much of the fiscal year, longer-term securities weren't offering any extra yield over shorter-term notes, so we didn't extend even though rates were declining.

     However, we did lengthen the average maturity during tax season in April and May, when investors withdraw money from their money market accounts to pay income taxes. As funds sell securities to meet these redemptions, we often find one-year securities with attractive yields.

     This year was no exception--we bought one-year notes yielding 25 basis points more than shorter-term securities. As a result, we lengthened the fund's average maturity to about 50 days by the end of May.

What's your outlook for the municipal money market?

     Municipal money market yields have risen in recent weeks in anticipation of an interest rate increase by the Fed. As expected, the Fed raised short-term rates in late June, expressing concern about the U.S. economy's strength. But the Fed also suggested that it may not raise rates again for a while.

     We took advantage of rising yields to lengthen the fund's average maturity further in early June. However, we think that yields will be more stable in the coming months, so we expect to maintain a neutral average maturity going forward.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
            5/31/99          11/30/98
SP1+          75%               82%
SP1           18%               18%
SP2            7%               --

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 15 for more information.

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

AS OF MAY 31, 1999
VRDNs               79%
Bonds less than
  1 Year            12%
Put Bonds            9%

AS OF NOVEMBER 30, 1998
VRDNs               82%
Bonds  less than
  1 Year             7%
Put Bonds            9%
Municipal Notes      2%

Security types are defined on page 16.


4      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES--100.0%
ARIZONA--0.7%
            $  1,600,000   Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., Series 1984 A,
                              (Newmont), VRDN, 3.40%,
                              6/1/99 (LOC: National
                              Westminster Bank PLC)                $  1,600,000
                 400,000   Prescott Valley Water District Rev.,
                              3.50%, 1/1/00 (MBIA)                      400,664
                                                                   ------------
                                                                      2,000,664
                                                                   ------------
ARKANSAS--1.5%
               4,100,000   Pine Bluff Industrial Development
                              Rev., (Camden Wire Co., Inc.),
                              VRDN, 3.35%, 6/3/99 (LOC:
                              Chase Bank of Texas, N.A.)
                              (Acquired 7/31/97-9/2/98,
                              Cost $4,100,000)(1)                     4,100,000
                                                                   ------------
CALIFORNIA--3.4%
               5,500,000   California Higher Education Loan
                              Auth. Student Loan Rev.,
                              Series 1995 E-5, VRDN, 3.80%,
                              6/1/99 (LOC: Student Loan
                              Marketing Association)                  5,500,000
               4,000,000   Rialto Public Financing Auth. Tax
                              Allocation,   Series   1998  A,   (Agua   Mansa  &
                              Industrial), VRDN, 3.60%, 6/3/99 (LOC:
                              Union Bank of California N.A.)          4,000,000
                                                                   ------------
                                                                      9,500,000
                                                                   ------------
COLORADO--4.6%
               2,000,000   Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 3.75%,
                              6/1/99 (LOC: U.S. Bank, N.A.)           2,000,000
               5,700,000   Colorado Health Facilities Auth.
                              Rev., Series 1986 A, (Porter
                              Memorial Hospital), 7.40%,
                              2/1/00, Prerefunded at 100%
                              of Par(2)                               5,856,515
               3,500,000   Denver Multifamily Housing Rev.,
                              Series 1989 A, (Cottonwood
                              Creek), VRDN, 3.50%, 6/1/99
                              (LOC: General Electric Capital
                              Corp.)                                  3,500,000
               1,555,000   SBC Metropolitan GO, 3.65%,
                              12/1/99 (LOC: U.S. Bank, N.A.)          1,555,000
                                                                   ------------
                                                                     12,911,515
                                                                   ------------
FLORIDA--21.3%
               1,000,000   Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              (Margate Investments), VRDN,
                              3.35%, 6/2/99 (LOC: Bank
                              One Texas, N.A.)                        1,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  8,460,000   Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1990 A, (Palm
                              Aire-Oxford), VRDN, 3.40%,
                              6/2/99 (Guaranteed:
                              Continental Casualty Co.)            $  8,460,000
               4,010,000   Dade County Special Obligation
                              Trust Receipts, Series 1998 C-2,
                              VRDN, 3.45%, 6/2/99 (LOC:
                              Bank of America NT&SA)
                              (Acquired 1/5/99-5/28/99,
                              Cost $4,010,000)(1)                     4,010,000
               9,020,000   Florida Housing Finance Agency
                              Multifamily Rev., (Country Club),
                              VRDN, 3.80%, 6/1/99 (LOC:
                              Bank of New York)                       9,020,000
               8,000,000   Florida Housing Finance
                              Agency Multifamily Rev.,
                              (Woodlands), VRDN, 3.45%, 6/2/99 (LOC:
                              Northern Trust Company)                 8,000,000
               7,965,000   Florida Housing Finance Agency
                              Multifamily Rev., Series 1990 B,
                              (Beville-Oxford), VRDN, 3.40%,
                              6/2/99 (Guaranteed:
                              Continental Casualty Co.)               7,965,000
               1,000,000   Jacksonville Electric Auth. Rev.,
                              VRDN, 3.33%, 6/2/99
                              (SBBPA: Societe Generale)
                              (Acquired 4/24/98, Cost
                              $1,000,000)(1)                          1,000,000
                 700,000   Marion County Housing Finance
                              Auth. Multifamily Rev.,
                              Series 1985 D, (Summer Trace
                              Apartments), VRDN, 3.35%,
                              6/3/99 (LOC: Suntrust Bank,
                              Atlanta GA)                               700,000
               1,500,000   Miami-Dade County Educational
                              Facilities Auth. Rev., (Florida
                              Memorial College), VRDN,
                              3.30%, 6/3/99 (LOC:
                              NationsBank, N.A.) (Acquired
                              2/4/99, Cost $1,500,000)(1)             1,500,000
               5,000,000   Orange County Educational
                              Facilities Auth. Rev., (Rollins
                              College), VRDN, 3.30%,
                              6/2/99 (LOC: NationsBank,
                              N.A.)                                   5,000,000
               2,500,000   Orange County Health Facilities
                              Auth. Rev., (Presbyterian
                              Retirement), VRDN, 3.30%,
                              6/3/99 (LOC: NationsBank,
                              N.A.) (Acquired 2/4/99, Cost
                              $2,500,000)(1)                          2,500,000
               5,500,000   Palm Beach County Health
                              Facilities Auth. Rev., Series
                              1999 B, (Hospital Improvement),
                              VRDN, 3.35%, 6/2/99
                              (Guaranteed: Boca Raton
                              Community Hosp. & Foundation)           5,500,000

See Notes to Financial Statements


                                                  www.americancentury.com      5


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  4,690,000   Tallahassee-Leon County Civic
                              Center Auth. Capital
                              Improvement Rev., Series
                              1998 A, VRDN, 3.30%,
                              6/2/99 (LOC:Suntrust Bank,
                              Central Florida, N.A.)               $  4,690,000
                                                                   ------------
                                                                     59,345,000
                                                                   ------------
GEORGIA--6.9%
               7,750,000   Clayton County Hospital Auth.
                              Rev. Anticipation Certificates,
                              Series 1998 B, (Southern
                              Regional Medical Center),
                              VRDN, 3.30%, 6/2/99 (LOC:
                              Suntrust Bank, Atlanta GA)              7,750,000
               1,800,000   Cobb County Multifamily Housing
                              Rev., (Terrell Mill), VRDN, 3.45%,
                              6/2/99 (LOC: General Electric
                              Capital Corp.) (Acquired 5/1/96,
                              Cost $1,800,000)(1)                     1,800,000
               3,500,000   Fulton County Development Auth.
                              Rev., (Holy Innocents School),
                              VRDN, 3.30%, 6/2/99 (LOC:
                              Suntrust Bank, Atlanta GA)
                              (Acquired 2/9/98-2/25/98,
                              Cost $3,500,000)(1)                     3,500,000
               1,000,000   Municipal Electric Auth. Rev.,
                              Series 1997 B, (Project One),
                              5.00%, 1/1/00 (AMBAC)                   1,009,379
               5,300,000   Thomasville Hospital Auth. Rev.
                              Anticipation Certificates,
                              (J.D. Archbold), VRDN, 3.30%,
                              6/2/99 (LOC: Suntrust Bank,
                              Atlanta GA) (Acquired
                              12/11/97-5/28/99,
                              Cost $5,300,000)(1)                     5,300,000
                                                                   ------------
                                                                     19,359,379
                                                                   ------------
HAWAII--3.7%
              10,200,000   Hawaii Housing Finance and
                              Development Corp. Rev.,
                              Series 1993 A, (Affordable
                              Rental Housing), VRDN, 3.30%,
                              6/2/99 (LOC: Banque
                              Nationale de Paris S.A.)(3)            10,200,000
                                                                   ------------
ILLINOIS--3.5%
               1,625,000   Bartlett Multifamily Housing Rev.,
                              Series 1995 A, (Bartlett Square
                              Apartments), VRDN, 3.25%,
                              6/3/99 (LOC: LaSalle National
                              Bank)                                   1,625,000
               2,000,000   Chicago Park District GO, 5.50%,
                              1/1/00 (FGIC)                           2,023,290
               4,140,000   Illinois Sports Facilities Auth. Rev.,
                              Series 1999 A, 4.00%,
                              6/15/00 (MBIA)(4)                       4,166,579

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  2,000,000   McCook Rev., Series 1996 B,
                              (St. Andrew Society), VRDN,
                              3.35%, 6/3/99 (LOC: Northern
                              Trust Company)                       $  2,000,000
                                                                   ------------
                                                                      9,814,869
                                                                   ------------
INDIANA--1.9%
               1,385,000   Center Grove High School
                              Building Corp., 4.00%, 7/5/99
                              (FSA)                                   1,385,914
                 855,000   Center Grove High School
                              Building Corp., 3.25%, 1/5/00
                              (FSA)                                     855,000
                 510,000   Eagle-Union Community School
                              Building Corp. Industrial Rev.,
                              3.15%, 7/5/99 (FSA)                       510,000
                 450,000   Eagle-Union Community School
                              Building Corp. Industrial Rev.,
                              3.25%, 1/5/00 (FSA)                       450,000
               1,000,000   Gary Industrial Development Rev.,
                              (Tinplate Partners International,
                              Inc.), VRDN, 3.50%, 6/3/99
                              (LOC: LaSalle National Bank)            1,000,000
               1,045,000   Lake County GO, 4.125%,
                              1/15/00 (FSA)                           1,050,866
                                                                   ------------
                                                                      5,251,780
                                                                   ------------
KANSAS--3.6%
              10,000,000   Burlington Pollution Control
                              Floating Rate Trust Receipts,
                              Series A7, 3.40%, 6/2/99
                              (MBIA) (SBBPA: Bank of
                              New York)                              10,000,000
                                                                   ------------
KENTUCKY--8.8%
              12,000,000   Kentucky Economic Development
                              Finance Auth. Rev., (Pooled
                              Hospital Loan Program), VRDN,
                              3.40%, 6/2/99 (Capital
                              Reinsurance Company)(SBBPA:
                              Chase Manhattan Bank)                  12,000,000
              10,000,000   Kentucky Turnpike Auth. Resource
                              Recovery Road Floating Rate
                              Trust Receipts, Series 1997-17,
                              3.40%, 6/2/99 (FSA)(SBBPA:
                              Commerzbank AG) (Acquired
                              10/8/97-12/12/97, Cost
                              $10,000,000)(1)                        10,000,000
               2,400,000   Mayfield Multi-City Lease Rev.,
                              VRDN, 3.40%, 6/2/99 (LOC:
                              PNC Bank NA)                            2,400,000
                                                                   ------------
                                                                     24,400,000
                                                                   ------------
LOUISIANA--0.9%
               1,500,000   Jefferson Parish Home Mortgage
                              Rev., Series 1998 C-2,
                              (Mortgage-Backed Securities),
                              3.625%, 9/1/99 (GIC:
                              Westdeutsche Landesbank
                              Girozentral)                            1,500,000

                                              See Notes to Financial Statements


6      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,065,000   Orleans Parish School Board GO,
                              6.625%, 3/1/00 (AMBAC)               $  1,091,869
                                                                   ------------
                                                                      2,591,869
                                                                   ------------
MARYLAND--0.5%
               1,345,000   Prince Georges County COP,
                              Series 1998 A, (Equipment
                              Acquisition Program), 3.50%,
                              11/1/99 (MBIA)                          1,346,374
                                                                   ------------
MISSOURI--4.3%
               2,350,000   Fenton Industrial Development
                              Auth. Rev., (Clayton
                              Corp.), VRDN, 3.65%, 6/3/99
                              (LOC: Commerce Bank, N.A.
                              (Missouri))                             2,350,000
               2,090,000   Missouri Development Finance
                              Board Industrial Development
                              Rev., (J & J Enterprises), VRDN,
                              3.60%, 6/2/99 (LOC:
                              Commerce Bank, N.A.
                              (Missouri))                             2,090,000
               6,000,000   Missouri Health and Educational
                              Facilities Auth. Rev., (Pembroke
                              Hill School), VRDN, 3.35%,
                              6/3/99 (LOC: Commerce Bank,
                              N.A. (Missouri))                        6,000,000
               1,500,000   Phelps County Hospital Rev.,
                              (Phelps County Regional
                              Medical Center), 8.30%,
                              3/1/00, Prerefunded at 102%
                              of Par(2)                               1,584,712
                                                                   ------------
                                                                     12,024,712
                                                                   ------------
NEVADA--2.2%
               6,000,000   ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-1,
                              VRDN, 3.39%, 6/2/99 (MBIA)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 6/3/98, Cost
                              $6,000,000)(1)                          6,000,000
                                                                   ------------
NEW YORK--1.3%
               3,700,000   New York GO, Series 1992 B,
                              VRDN, 3.30%, 6/1/99 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                          3,700,000
                                                                   ------------
NORTH DAKOTA--3.5%
               1,655,000   Hebron Industrial Development
                              Rev., (Dacco Inc.), VRDN,
                              3.50%, 6/3/99 (LOC: U.S.
                              Bank, N.A.) (Acquired 2/26/98,
                              Cost $1,655,000)(1)                     1,655,000
               8,000,000   North Dakota State Housing
                              Finance Agency Rev., Series
                              1999 C, (Housing Finance
                              Program), 3.20%, 4/1/00                 8,000,000
                                                                   ------------
                                                                      9,655,000
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
OHIO--1.5%
            $  3,260,000   Butler County Healthcare Facilities
                              Rev., (Knolls of Oxford), VRDN,
                              3.30%, 6/3/99 (LOC: Firstar
                              Bank N.A.)                           $  3,260,000
               1,000,000   Toledo Waterworks Rev., 3.20%,
                              11/15/99 (FGIC)                         1,000,000
                                                                   ------------
                                                                      4,260,000
                                                                   ------------
OREGON--2.5%
               4,000,000   Oregon Health, Housing,
                              Educational and Cultural
                              Facilities Auth. Rev., (Quatama
                              Crossing), VRDN, 3.25%,
                              6/3/99 (LOC: U.S. Bank, N.A.)           4,000,000
               3,000,000   Oregon State Housing and
                              Community Services
                              Department Mortgage Rev.,
                              Series 1999 C, (Single Family
                              Mortgage), 3.15%, 4/13/00
                              (Acquired 4/5/99, Cost
                              $3,000,000)(1)                          3,000,000
                                                                   ------------
                                                                      7,000,000
                                                                   ------------
PENNSYLVANIA--1.4%
               3,000,000   Dauphin County General Auth.
                              Rev.,  Series 1997 A,
                              VRDN, 3.35%, 6/2/99 (FSA) (SBBPA:
                              Credit Suisse First Boston)             3,000,000
               1,000,000   Pennsylvania State Turnpike
                              Commission Rev., Series
                              1989 K, 7.50%, 12/1/99,
                              Prerefunded at 102% of Par(2)           1,040,448
                                                                   ------------
                                                                      4,040,448
                                                                   ------------
SOUTH DAKOTA--1.6%
               1,500,000   South Dakota Health &
                              Educational Facilities Auth. Rev.,
                              (Avera McKennan Issue), 4.00%,
                              7/1/99 (MBIA)                           1,500,356
               3,000,000   South Dakota Housing
                              Development Auth. Rev., Series
                              1998 C, (Homeownership
                              Mortgage), 3.75%, 8/5/99                3,000,000
                                                                   ------------
                                                                      4,500,356
                                                                   ------------
TENNESSEE--2.0%
               5,140,000   Maury County Health and
                              Educational Facilities Board Rev.,
                              Series 1990 E, (Southern
                              Healthcare), 10.50%, 3/1/00,
                              Prerefunded at 102% of Par(2)           5,513,187
                                                                   ------------
TEXAS--6.8%
               2,277,000   ABN Amro Munitops Certificates
                              Trust, Series 1998-22, VRDN,
                              3.20%, 6/2/99 (FSA) (SBBPA:
                              ABN Amro Bank N.V.) (Acquired
                              12/3/98, Cost $2,277,000)(1)            2,277,000

See Notes to Financial Statements


                                                  www.americancentury.com      7


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  5,500,000   Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 3.32%, 6/3/99
                              (LOC: NationsBank, N.A.)             $  5,500,000
               4,495,000   Midland County Hospital District
                              Rev., VRDN, 3.32%, 6/3/99
                              (AMBAC)(Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              11/20/97, Cost $4,495,000)(1)           4,495,000
               6,750,000   Tarrant County Health Facilities
                              Development Corporate Rev.,
                              (Carter Blood Care), VRDN,
                              3.40%, 6/3/99 (LOC: Chase
                              Bank of Texas, N.A.)                    6,750,000
                                                                   ------------
                                                                     19,022,000
                                                                   ------------
VIRGINIA--2.3%
               6,500,000   Halifax County Industrial
                              Development Auth. Rev.,
                              (O'Sullivan Industries), VRDN,
                              3.60%, 6/3/99 (LOC:
                              NationsBank, N.A.) (Acquired
                              2/1/99, Cost $6,500,000)(1)             6,500,000
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
WASHINGTON--3.7%
            $  1,710,000   Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              3.45%, 6/2/99 (LOC: Wells
                              Fargo Bank, N.A.) (Acquired
                              11/17/97, Cost $1,710,000)(1)        $  1,710,000
               2,010,000   Washington Health Care Facilities
                              Auth. Rev., (Multicare Health
                              System), 4.00%, 8/15/99
                              (MBIA)                                  2,011,230
               6,600,000   Washington State Housing
                              Finance Commission Multifamily
                              Mortgage Rev., (Mill Plain
                              Crossing), VRDN, 3.35%,
                              6/1/99 (LOC: Harris Trust &
                              Savings Bank)                           6,600,000
                                                                   ------------
                                                                     10,321,230
                                                                   ------------
WISCONSIN--5.6%
              15,500,000   Ladysmith Solid Waste Disposal
                              Facility Rev., (City Forest Corp.),
                              VRDN, 3.80%, 6/2/99 (LOC:
                              Union Bank of California N.A.)         15,500,000
                                                                   ------------
TOTAL INVESTMENT SECURITIES--100.0%                                $278,858,383
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at May 31, 1999, was $59,347,000, which represented 21.0% of net assets. None of these securities are considered to be illiquid.

(2) Escrowed to maturity in U.S. government securities, or state and local government securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(4) When-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percentage of investments in each state

                                              See Notes to Financial Statements


8      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 1999

ASSETS
Investment securities, at value
(amortized cost and cost for
federal income tax purposes) ...............................        $278,858,383
Cash .......................................................           1,485,151
Receivable for investments sold ............................           5,400,000
Interest receivable ........................................           1,662,481
                                                                    ------------
                                                                     287,406,015
                                                                    ------------

LIABILITIES
Payable for investments purchased ..........................           4,170,719
Dividends payable ..........................................              66,182
Accrued management fees (Note 2) ...........................             122,202
Payable for trustees' fees and expenses ....................               1,067
                                                                    ------------
                                                                       4,360,170
                                                                    ------------
Net Assets .................................................        $283,045,845
                                                                    ============

CAPITAL SHARES
Outstanding (unlimited number
of shares authorized) ......................................         283,003,220
                                                                    ============
Net Asset Value Per Share ..................................        $       1.00
                                                                    ============

NET ASSETS CONSIST OF:
Capital paid in ............................................        $283,003,220
Undistributed net investment income ........................              19,650
Accumulated undistributed net
realized gain on investments ...............................              22,975
                                                                    ------------
                                                                    $283,045,845
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders (if any); and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 1999

INVESTMENT INCOME
Income:
Interest .................................................         $ 13,729,550
                                                                   ------------
Expenses (Note 2):
Management fees ..........................................            1,990,313
Trustees' fees and expenses ..............................               15,621
                                                                   ------------
Total expenses ...........................................            2,005,934
Amount waived ............................................             (772,955)
                                                                   ------------
Net expenses .............................................            1,232,979
                                                                   ------------
Net investment income ....................................           12,496,571
                                                                   ------------

NET REALIZED GAIN
ON INVESTMENTS
Net realized gain on investments .........................               22,974
                                                                   ------------
Net Increase in Net Assets
Resulting from Operations ................................         $ 12,519,545
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

                                              See Notes to Financial Statements


10      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MAY 31, 1999 AND MAY 31, 1998

Increase (Decrease) in Net Assets                     1999             1998

OPERATIONS
Net investment income ........................   $  12,496,571    $   8,931,358
Net realized gain on investments .............          22,974           19,651
                                                 -------------    -------------
Net increase in net assets
resulting from operations ....................      12,519,545        8,951,009
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................     (12,496,571)      (8,931,358)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................     564,457,327      786,813,923
Proceeds from reinvestment
of distributions .............................      11,355,619        8,415,885
Payments for shares redeemed .................    (737,066,946)    (436,702,980)
                                                 -------------    -------------
Net increase (decrease) in net assets
from capital share transactions ..............    (161,254,000)     358,526,828
                                                 -------------    -------------
Net increase (decrease) in net assets ........    (161,231,026)     358,546,479

NET ASSETS
Beginning of period ..........................     444,276,871       85,730,392
                                                 -------------    -------------
End of period ................................   $ 283,045,845    $ 444,276,871
                                                 =============    =============
Undistributed net investment income ..........   $      19,650             --
                                                 =============    =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................     564,457,327      786,813,923
Issued in reinvestment of distributions ......      11,355,619        8,415,885
Redeemed .....................................    (737,066,946)    (436,702,980)
                                                 -------------    -------------
Net increase (decrease) ......................    (161,254,000)     358,526,828
                                                 =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. Tax-Free Money Market Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS  TO SHAREHOLDERS -- Distributions  from net investment  income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 1999, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal income tax.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides the fund with investment advisory and management services in exchange for a single unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 1999, the effective annual management fee excluding the waiver was 0.50%.

    ACIM waived all expenses through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of the fund's net assets on a monthly basis. The gradual expiration of the waiver continued until December 1998.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. FUND EVENTS

   The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

   FUND:   Tax-Free Money Market Fund    American Century - Benham Tax-Free
                                         Money Market Fund


12   1-800-345-2021


Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

                                                    For a Share Outstanding Throughout the Years Ended May 31

                                        1999              1998              1997          1996          1995
PER-SHARE DATA
Net Asset Value,
Beginning of Period .............  $      1.00       $      1.00       $      1.00   $      1.00   $      1.00
                                   -----------       -----------       -----------   -----------   -----------
Income From Investment Operations
Net Investment Income ...........         0.03              0.04              0.03          0.03          0.03
                                   -----------       -----------       -----------   -----------   -----------
Distributions
From Net Investment Income ......        (0.03)            (0.04)            (0.03)        (0.03)        (0.03)
                                   -----------       -----------       -----------   -----------   -----------
Net Asset Value, End of Period ..  $      1.00       $      1.00       $      1.00   $      1.00   $      1.00
                                   ===========       ===========       ===========   ===========   ===========
Total Return(1) .................         3.10%             3.70%             2.98%         3.19%         2.95%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...........         0.31%(2)          0.04%(2)          0.67%         0.65%         0.66%
Ratio of Net Investment Income
to Average Net Assets ...........         3.10%(2)          3.68%(2)          2.93%         3.12%         2.88%
Net Assets, End of Period
(in thousands) ..................  $   283,046       $   444,277       $    85,730   $    91,118   $    92,034

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(2) ACIM voluntarily waived its management fee from August 1, 1997 through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of the fund's net assets on a monthly basis, until the waiver expired in December 1998. In absence of the waiver, the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 0.50% and 2.91% for 1999, and 0.52% and 3.20% for 1998, respectively.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      13


Report of Independent Accountants
--------------------------------------------------------------------------------

To  the  Board  of  Trustees  of  the  American  Century   Municipal  Trust  and
Shareholders of the Tax Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Free Money Market Fund (formerly the American Century - Benham Tax Free Money Market Fund) (one of the eight funds in the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
July 12, 1999


14      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific benchmark index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     TAX-FREE MONEY MARKET is a money market fund that seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     Investments in Tax-Free Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's TAX-EXEMPT MONEY MARKET FUNDS category intend to maintain a constant net asset value and invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence the prices and yields of fixed-income securities--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

[right margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGER
     BRYAN KARCHER

MUNICIPAL CREDIT RESEARCH TEAM
   MANAGER
     STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE


                                                 www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 13.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      17


Notes
--------------------------------------------------------------------------------


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                                                    Funds Distributor, Inc.
SH-ANN-17026                      (c)1999 American Century Services Corporation

[front cover]
                                                                    MAY 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

--------------------------
LIMITED-TERM TAX-FREE
INTERMEDIATE-TERM TAX-FREE
LONG-TERM TAX FREE
HIGH-YIELD MUNICIPAL

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

LIMITED-TERM TAX-FREE
(TWTSX)
------------------------------------
INTERMEDIATE-TERM TAX-FREE
(TWTIX)
------------------------------------
LONG-TERM TAX-FREE
(TWTLX)
------------------------------------

HIGH-YIELD MUNICIPAL
(ABHYX)
------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

AN IMPORTANT MESSAGE

    On March 1, we reorganized our funds under the American Century name. Though the venerable Benham name is gone, your funds will maintain their same disciplined investment management approach.

    James Benham's proven fixed-income investment philosophy, which provides investors a "pure play" on a sector of the bond market, will remain. That investment practice--now a hallmark of investing at American Century--has helped our fixed-income funds deliver solid performance over the years.

    In addition, we will continue to build our team of experienced fixed-income portfolio managers, which has doubled in size since American Century was formed.

    We look forward to continuing to meet your fixed-income investment needs in the tradition you have come to expect.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     We experienced several investment mood swings in the U.S. financial markets during the year ended May 31, 1999. When we last addressed you in the semiannual report for American Century High-Yield Municipal and the American Century Limited-, Intermediate-, and Long-Term Tax-Free funds, yields had fallen as the U.S. bond market rallied. The bond gains were spurred by global economic and financial turmoil, which motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, stocks rallied and U.S. bond yields generally returned to higher levels, though they remained lower than they were a year earlier. Municipal bonds, which underperformed Treasury bonds in 1998, outperformed Treasurys during the first five months of 1999.

     Investors in American Century tax-free and municipal funds benefited from other positive developments as 1999 unfolded. We continued to focus on making our services as easy to use as possible and helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury.com). There you'll find daily fund information -- including performance and price data -- market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]
               Table of Contents
Report Highlights ..........................................................   2
Market Perspective .........................................................   4
Municipal Credit Review ....................................................   5
LIMITED-TERM TAX-FREE
Performance Information ....................................................   6
Management Q&A .............................................................   7
Schedule of Investments ....................................................   9
INTERMEDIATE-TERM TAX-FREE
Performance Information ....................................................  12
Management Q&A .............................................................  13
Schedule of Investments ....................................................  15
LONG-TERM TAX-FREE
Performance Information ....................................................  20
Management Q&A .............................................................  21
Schedule of Investments ....................................................  23
HIGH-YIELD MUNICIPAL
Performance Information ....................................................  27
Management Q&A .............................................................  28
Schedule of Investments ....................................................  30
FINANCIAL STATEMENTS
Statements of Assets and
Liabilities ................................................................  33
Statements of Operations ...................................................  34
Statements of Changes
in Net Assets ..............................................................  35
Notes to Financial
Statements .................................................................  37
Financial Highlights .......................................................  40
Report of Independent
Accountants ................................................................  44
OTHER INFORMATION
Background Information
Investment Philosophy
and Policies ...............................................................  45
Comparative Indices ........................................................  45
Lipper Rankings ............................................................  45
Investment and Credit
Research Teams .............................................................  45
Glossary ...................................................................  46


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds generally posted positive returns during the fiscal year ended May 31, 1999.

* Most of the gains, however, occurred in 1998 when a global economic slump loomed and interest rates fell.

* During the first five months of 1999, interest rates rebounded and bond prices fell as the U.S. economic growth engine roared ahead and emerging market economies showed signs of recovery.

* For the fiscal year, short- and intermediate-term municipal bonds generally outperformed long-term municipals, which are more sensitive to interest rate changes.

* Municipal bonds underperformed Treasury bonds in 1998, but outperformed Treasurys during the first five months of 1999.

*   The  yield   difference   (spread)   between   high-quality  AAA  bonds  and
    lower-quality BBB bonds narrowed as economic conditions improved and lower-rated bonds were perceived as less risky.

* Municipal yields still look attractive relative to Treasury yields on an after-tax basis.

MUNICIPAL CREDIT REVIEW

* Continued strong economic growth created a very positive credit environment in most areas of the continental U.S.

*   Tax receipts have risen substantially across most of the country.

* Relatively low inflation and interest rates have helped municipalities control expenses.

* Alaska and Hawaii were the only states showing signs of credit weakness. Alaska took a hit from low oil prices in 1998, while reduced spending by Asian tourists has slowed Hawaii's economy.

*   Health  care  was   practically   the  only  industry  sector  with  eroding
    fundamentals.   Hospitals   experienced   reduced   Medicare   and  Medicaid
    reimbursements.

LIMITED-TERM TAX-FREE

* Limited-Term Tax-Free's one-year return ranked in the top 20% of the fund's Lipper peer group.

* Fund performance benefited from a neutral stance in 1999 in terms of interest rate sensitivity. Funds that underperformed tended to be more aggressive, and were hurt when interest rates rose instead of falling as expected.

* Limited-Term Tax-Free also benefited from credit upgrades in New York City and Detroit. The fund owned bonds issued by those cities.

* The portfolio's BBB position was reduced because the narrowing spread between AAA and BBB bonds made owning BBB securities less rewarding.

* We will likely maintain the fund's neutral stance in the near term due to interest rate and economic uncertainties.

INTERMEDIATE-TERM TAX-FREE

* Intermediate-Term Tax-Free's one-year return ranked in the top 30% of the fund's Lipper peer group.

* The fund's 30-day SEC yield as of May 31 was also significantly higher than the average of its Lipper peers.

[left margin]

            LIMITED-TERM TAX-FREE
                  (TWTSX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                          1.22%*
   1 Year                            4.15%
30-DAY SEC YIELD:                    3.42%
INCEPTION DATE:                     3/1/93
NET ASSETS:                  $41.1 million

          INTERMEDIATE-TERM TAX-FREE
                  (TWTIX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                          0.50%*
   1 Year                            4.07%
30-DAY SEC YIELD:                    3.91%
INCEPTION DATE:                     3/2/87
NET ASSETS:                 $149.7 million

* Not annualized.

Investment terms are defined in the Glossary on pages 46-47.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

* Fund performance benefited from a neutral stance in 1999 in terms of interest rate sensitivity. Funds that underperformed tended to be more aggressive, and were hurt when interest rates rose instead of falling as expected.

* We improved the portfolio's overall credit quality by increasing its position in insured AAA bonds. The narrowing spread between AAA and lower-rated bonds helped make insured bonds attractive.

* We will likely maintain the fund's neutral stance in the near term due to interest rate and economic uncertainties.

LONG-TERM TAX-FREE

* Long-Term Tax-Free's one-year return outpaced the average total return of the fund's Lipper peer group.

* The fund's 30-day SEC yield as of May 31 was also higher than the average yield of the Lipper peer group.

* Long-Term Tax-Free had a longer duration (more interest rate sensitivity) than the average of its peer group. That caused the portfolio to outperform when interest rates fell but underperform when rates rose.

* The investment team used discount bonds to help the portfolio achieve its longer duration.

* We improved the portfolio's overall credit quality by increasing its position in AAA bonds. The narrowing spread between AAA and lower-rated bonds helped make the higher-quality bonds attractive.

* The portfolio remains positioned with a slightly long duration, based on expectations for stable or possibly lower yields for long-term municipal bonds.

HIGH-YIELD MUNICIPAL

* High-Yield Municipal's one-year return ranked first in the fund's Lipper peer group.

* The fund's 30-day SEC yield as of May 31 was also significantly higher than the average yield of the Lipper peer group.

*   A  fee  waiver,   which  helped  the  portfolio  compete  with  older,  more established funds, was one key reason why the fund performed so well.

* The fee waiver expired on April 30. However, High-Yield Municipal's expense ratio of approximately 0.64% remains well below the average for its Lipper peer group, which was 1.23% as of May 31.

* Timely adjustments to duration (a measure of interest rate sensitivity) also helped fund performance. The portfolio was more sensitive (had a longer duration) when rates were falling and less so (had a shorter duration) when rates rose.

* Strong credit analysis also helped the fund avoid problem sectors and securities, and locate good values among lower-rated and unrated bonds.

* We're likely to maintain a shorter duration in the near term because of the risk of higher interest rates. But most of our emphasis will continue to be on finding good values and avoiding credit traps.

[right margin]

            LONG-TERM TAX-FREE
                  (TWTLX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                         -0.61%*
   1 Year                            3.44%
30-DAY SEC YIELD:                    4.37%
INCEPTION DATE:                     3/2/87
NET ASSETS:                 $117.6 million

            HIGH-YIELD MUNICIPAL
                  (ABHYX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                          1.90%*
   1 Year                            6.18%
30-DAY SEC YIELD:                    5.31%
INCEPTION DATE:                    3/31/98
NET ASSETS:                  $42.1 million

* Not annualized.

Investment terms are defined in the Glossary on pages 46-47.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Municipal bonds generally posted positive returns during the year ended May 31, 1999, though most of their gains occurred in 1998 when interest rates fell. In the first five months of 1999, tax-free bond prices mostly declined due to strong economic growth, inflation concerns, and rising interest rates.

     Short-  and  intermediate-term   municipal  bonds  outperformed   long-term
municipals, which are more sensitive to interest rate changes (see the accompanying bond index returns table). Also, lower-quality municipal bonds (those rated BBB or lower) generally outperformed higher-rated (A to AAA) bonds as strong economic conditions have caused the yield gap between lower- and higher-rated bonds to narrow.

ECONOMIC ENGINE SPUTTERS BUT REGAINS POWER

     At the beginning of last summer, municipal bonds languished as investors worried that strong U.S. economic growth might ignite inflation. That view changed radically in July when protracted economic and financial problems in Asia and Latin America threatened to dampen global economic growth. Bonds rallied as recessionary expectations increased. To stem overseas problems and boost the U.S. economy, the Federal Reserve (the Fed) lowered short-term U.S. interest rates three times last fall.

     Winter brought another shift. The Fed's actions seemed to achieve their intended result--U.S. economic growth accelerated while parts of Asia and Latin America showed signs of stabilizing. Better-than-expected U.S. economic growth and other indications that higher inflation might be ahead caused bond yields to retrace much of the ground they'd covered in 1998 (see the acompanying yield curve graph). May brought word that the Fed was leaning toward raising interest rates, which further dampened bond investors' moods.

TREASURYS FALTER AS MUNICIPALS GAIN GROUND

     In 1998, despite falling interest rates, municipals were hamstrung by unfavorable supply and demand conditions and lagged Treasury securities. By October, the difference (spread) between municipal and Treasury yields was as small as it had been in a decade, indicating that Treasury bonds were relatively expensive and municipal bonds were comparatively undervalued.

     As 1999 unfolded, however, municipal bonds benefited from decreased supply and increased demand, helping them to regain considerable ground on Treasurys. Even after outperforming Treasurys in recent months, municipal bonds continue to offer attractive yields on a tax-equivalent basis. As of May 31, an investor in the highest federal tax bracket (39.6%) could earn a tax-adjusted yield of nearly 7.4% on a 10-year AAA-rated municipal bond, well above the 5.6% yield on a 10-year U.S. Treasury bond.

[left margin]

"MUNICIPAL BONDS GENERALLY POSTED POSITIVE RETURNS DURING THE YEAR ENDED MAY 31, 1999."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 1999
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX                4.58%
   LEHMAN BROS. 5-YEAR
      MUNICIPAL GO INDEX             4.90%
   LEHMAN BROS. LONG-TERM
      MUNICIPAL BOND INDEX           4.35%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

SHIFTING MUNICIPAL YIELD CURVES

YEARS TO
MATURITY      5/31/98           11/30/98            5/31/99
1              3.80%              3.19%              3.36%
2              3.95%              3.49%              3.59%
3              4.06%              3.64%              3.80%
4              4.15%              3.76%              3.98%
5              4.20%              3.86%              4.12%
6              4.27%              3.96%              4.22%
7              4.34%              4.05%              4.31%
8              4.41%              4.13%              4.38%
9              4.48%              4.21%              4.46%
10             4.55%              4.29%              4.54%
11             4.62%              4.38%              4.62%
12             4.69%              4.47%              4.70%
13             4.77%              4.56%              4.78%
14             4.84%              4.65%              4.86%
15             4.92%              4.73%              4.95%
16             4.95%              4.77%              4.98%
17             4.98%              4.80%              5.01%
18             5.00%              4.84%              5.04%
19             5.03%              4.87%              5.08%
20             5.05%              4.91%              5.12%
21             5.05%              4.91%              5.12%
22             5.05%              4.91%              5.13%
23             5.05%              4.92%              5.14%
24             5.06%              4.92%              5.15%
25             5.06%              4.93%              5.16%
26             5.06%              4.93%              5.16%
27             5.06%              4.93%              5.16%
28             5.07%              4.94%              5.17%
29             5.07%              4.94%              5.17%
30             5.08%              4.95%              5.18%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Municipal Credit Review
--------------------------------------------------------------------------------

FAVORABLE CREDIT TRENDS

     U.S. economic growth translated into positive municipal credit trends during the year ended May 31, 1999. The economy's strength was evident during the first quarter of 1999, when it grew at an annual rate of 4.3% after increasing at a 3.9% clip in 1998. Unemployment hovered near 30-year lows, falling to 4.2% in May. In response, tax receipts -- from sales, corporate, personal income, capital gains, and property taxes -- rose substantially across most of the country.

     The first quarter of 1999 also marked the fourteenth consecutive quarter when municipal credit rating upgrades outpaced downgrades. Overall, there were nearly two municipal credit upgrades for every downgrade during the last 12 months. The generally positive municipal credit environment is reflected in the accompanying map, which shows each state's credit rating as of May 31.

SECTOR ANALYSIS

     Bonds backed by tax collections continued to benefit from the nationwide economic expansion. Low interest and inflation rates also helped many municipal issuers control expenses, boosting their financial health and credit ratings. Bonds backed by the revenue from specific municipal projects or entities -- such as toll roads -- generally also improved their financial backing.

     However, there was one sector that struggled. Health care bonds were afflicted with a growing list of ailments, most importantly the recent reductions in Medicare and Medicaid reimbursements due to the Balanced Budget Act of 1997. Those challenges, coupled with increased managed care pressures within the industry and growing losses from physician group practices, prompted several downgrades in the health care sector.

REGIONAL PERFORMANCE

     Most states continued to enjoy stable-to-improving credit quality. California was one of the year's biggest success stories, thanks in large part to strength in its high-tech, entertainment, multi-media, and tourism industries. Nevada remained one of the fastest growing states as Las Vegas attracted more tourism dollars. Population growth and economic expansion helped Nevada's neighbors, including Arizona and Utah. The strength of the stock market and Wall Street benefited New York and New Jersey, while record auto sales and strong manufacturing activity boosted the credit quality of upper midwestern states, including Michigan and Ohio.

     Alaska and Hawaii were the lone exceptions to all the good news. Alaska was hurt by low oil prices in 1998, while Hawaii's credit quality downgrade in 1998 was followed by Honolulu's in 1999. Continued economic weakness in Japan caused a significant reduction in the amount of money spent in Hawaii by Japanese tourists.

[map chart - data below]

NATIONAL CREDIT QUALITY AS OF MAY 31, 1999

STATE                       S&P RATING
Alabama                         AA
Alaska                          AA
Arizona                         AA
Arkansas                        AA
California                      AA
Colorado                        AA
Connecticut                     AA-
Delaware                        AA+
District Of Columbia            BB
Florida                         AA+
Georgia                         AAA
Hawaii                          A+
Idaho                           AA
Illinois                        AA
Indiana                         AA
Iowa                            AA
Kansas                          AA
Kentucky                        AA
Louisiana                       A-
Maine                           AA+
Maryland                        AAA
Massachusetts                   AA-
Michigan                        AA+
Minnesota                       AAA
Mississippi                     AA
Missouri                        AAA
Montana                         AA-
Nebraska                        NR
Nevada                          AA
New Hampshire                   AA+
New Jersey                      AA+
New Mexico                      AA+
New York                        A
North Carolina                  AAA
North Dakota                    AA-
Ohio                            AA+
Oklahoma                        AA
Oregon                          AA
Pennsylvania                    AA-
Rhode Island                    AA-
South Carolina                  AAA
South Dakota                    AA
Tennessee                       AA+
Texas                           AA
Utah                            AAA
Vermont                         AA-
Virginia                        AAA
Washington                      AA+
West Virginia                   AA-
Wisconsin                       AA
Wyoming                         NR

Source: Standard & Poor's

CREDIT RATING DEFINITIONS

       CREDIT RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

       * AAA, AA, A, AND BBB ARE STANDARD & POOR'S HIGHEST LONG-TERM CREDIT RATINGS. BONDS IN THESE RATING CATEGORIES ARE CONSIDERED "INVESTMENT GRADE," MEANING THEY'RE RELATIVELY SAFE FROM DEFAULT.

       *  AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

       *  AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

       *  A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

       *  BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

       * BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.


                                                  www.americancentury.com      5


Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                        LIMITED-TERM    MERRILL LYNCH 0- TO   SHORT/INTERMEDIATE MUNI DEBT FUNDS(2)
                          TAX-FREE       3-YEAR MUNI INDEX      AVERAGE RETURN     FUND'S RANKING
================================================================================================
6 MONTHS(1) .............  1.22%               1.75%                0.94%                --
1 YEAR ..................  4.15%               4.58%                3.68%            7 OUT OF 38
================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .................  4.81%               4.54%                4.61%           13 OUT OF 29
5 YEARS .................  4.75%               4.51%                4.68%           11 OUT OF 18
LIFE OF FUND ............  4.44%               4.28%               4.41%(3)        8 OUT OF 14(3)

The fund's inception date was 3/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/93, the date nearest the fund's inception for which return data are available.

See pages 45-46 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
Limited-Term Tax-Free          $13,122
Merrill-Lynch 0- to 3-Year
   Muni Index                  $12,999
                                         Merrill-Lynch
                    Limited-Term          0- to 3-Year
                      Tax-Free             Muni Index
DATE                   VALUE                  VALUE
3/1/93                $10,000               $10,000
3/31/93               $10,014                $9,991
6/30/93               $10,132               $10,110
9/30/93               $10,227               $10,149
12/31/93              $10,337               $10,322
3/31/94               $10,322               $10,319
6/30/94               $10,426               $10,396
9/30/94               $10,524               $10,499
12/31/94              $10,591               $10,458
3/31/95               $10,790               $10,693
6/30/95               $10,964               $10,904
9/30/95               $11,110               $11,064
12/31/95              $11,305               $11,213
3/31/96               $11,364               $11,325
6/30/96               $11,434               $11,403
9/30/96               $11,564               $11,535
12/31/96              $11,721               $11,672
3/31/97               $11,768               $11,728
6/30/97               $12,007               $11,907
9/30/97               $12,204               $12,073
12/31/97              $12,378               $12,222
3/31/98               $12,501               $12,356
6/30/98               $12,627               $12,476
9/30/98               $12,892               $12,680
12/31/98              $13,012               $12,834
3/31/99               $13,112               $12,952
5/31/99               $13,122               $12,999

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each graph. Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
                                      Merrill-Lynch
                  Limited-Term         0- to 3-Year
                    Tax-Free            Muni Index
DATE                 RETURN              RETURN
5/31/93*              0.76%               0.23%
5/31/94               3.26%               4.02%
5/31/95               5.00%               4.31%
5/31/96               4.32%               4.62%
5/31/97               4.49%               4.08%
5/31/98               5.79%               4.96%
5/31/99               4.15%               4.58%

* From 3/1/93 (the fund's inception date) to 5/31/93.


6      1-800-345-2021


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Bryan Karcher/

     An interview with Bryan Karcher (pictured above) and Dave MacEwen (pictured on page 21), portfolio managers on the Limited-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED MAY 31, 1999?

     Limited-Term Tax-Free performed well. For the 12 months ended May 31, the fund returned 4.15%, compared with the 3.68% average return of the 38 "Short/Intermediate Municipal Debt Funds" tracked by Lipper Inc. Based on those returns, Limited-Term Tax-Free ranked in the top 20% of its Lipper peers.

WHAT HELPED LIMITED-TERM TAX-FREE PERFORM BETTER THAN THE AVERAGE OF ITS COMPETITORS?

     As we entered 1999, many of the fund managers in the Lipper group -- as well as other market participants -- expected a global recession, a weaker U.S. economy, and more interest rate cuts by the Federal Reserve. Believers in this outlook tended to increase the duration and average maturity of their portfolios, heightening the interest rate sensitivity of their funds to capture more potential gains if interest rates fell.

     For our part, we took a contrarian approach, maintaining a neutral, less aggressive stance. We did so because we thought that the strength indicated in the economic data from the last quarter of 1998 would continue into the beginning of 1999 and cause a reversal of market sentiment. That's exactly what happened. U.S. economic growth remained strong, and interest rates rose in anticipation of Fed action to raise rates to slow growth and head off inflation.

HOW DID YOU MAINTAIN THE PORTFOLIO'S NEUTRAL POSITION?

     The municipal bond market experienced a great deal of fluctuation during the first and second quarters of 1999. When the market sold off and buying opportunities presented themselves at the longer end of our maturity range, we extended duration a bit. Then we sold some of those positions to return duration to a neutral position when the market rallied.

WHAT OTHER MOVES DID YOU MAKE DURING THE SECOND HALF OF THE FUND'S FISCAL YEAR?

     We reduced Limited-Term Tax-Free's holdings in BBB securities. These bonds tend to offer more yield than higher-rated securities to reward investors for the additional credit risk.

     We started to reduce our position in lower-rated bonds toward the end of 1998 because we felt these issues did not offer enough of a yield advantage over higher-rated securities with comparable maturities. As a result, the fund's investments in BBB securities dropped to about 11% of the portfolio by the end of May.

     We reallocated the proceeds from the BBB assets into securities that we believed had less credit risk but still offered attractive yields. These included AAA callable securities -- which can be redeemed by the issuer before

[right margin]

YIELDS AS OF MAY 31, 1999
   30-DAY SEC YIELD                   3.42%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET               4.75%
      31.0% TAX BRACKET               4.96%
      36.0% TAX BRACKET               5.34%
      39.6% TAX BRACKET               5.66%

PORTFOLIO AT A GLANCE
                             5/31/99           5/31/98
NUMBER OF SECURITIES           40                36
WEIGHTED AVERAGE
   MATURITY                  3.5 YRS           3.6 YRS
AVERAGE DURATION             3.0 YRS           2.9 YRS
EXPENSE RATIO                 0.51%            0.52%*

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
              5/31/99          11/30/98
AAA             62%               57%
AA              21%               21%
A                6%                6%
BBB             11%               16%

Ratings provided by Standard & Poor's. See Credit Rating Definitions on page 5 for more information.

Investment terms are defined in the Glossary on pages 46-47.


                                                  www.americancentury.com      7


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the bond's maturity date -- and AA-rated bonds with unique structures. For example, we were able to pick up additional yield by investing in AA bonds with mandatory "puts" -- they provided the right to sell to a specified buyer at a specified time and price.

WAS THE FUND'S PERFORMANCE HELPED BY ANY CREDIT UPGRADES?

     Yes, it was. For example, New York City and Detroit were upgraded from BBB to A. New York City, in particular, was helped by the strength of the financial markets.

     On the heels of this credit improvement, we decided to sell most of the fund's New York City bonds to take profits. Another reason we decided to reduce this position was our concern that the liquidity crunch suffered by the financial markets in 1998 could continue to adversely affect Wall Street.

ONE WAY OF DETERMINING THE RELATIVE VALUE OF MUNICIPAL SECURITIES IS COMPARING THEIR YIELDS WITH TREASURY YIELDS. HOW DO MUNICIPAL AND TREASURY YIELDS COMPARE THESE DAYS?

     Treasury securities have slumped quite a bit in 1999 and their yields have spiked upward. As a result, municipal bonds are no longer as comparatively undervalued as they were at the end of 1998. That's a significant change, because six to eight months ago municipal yields equaled comparable maturity Treasury yields. In other words, any taxable investor would have earned a higher tax-adjusted yield from a municipal bond than from a comparable maturity Treasury bond. As Randy Merk mentions on the bottom of page 4, the tax-equivalent yields for municipal bonds are still attractive for high tax-bracket investors relative to Treasury yields, but not as attractive as they were at the end of 1998.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     From an interest rate standpoint, that's a tough call. The Fed has already tightened once this year, and it's unclear if it will have to tighten again. That's causing some market uncertainty.

     From a supply and demand  standpoint,  the picture is a bit more clear.  We
believe  that  new  issuance  will  remain  low,   unless  interest  rates  drop
dramatically. That should help the municipal market's performance.

GIVEN THAT OUTLOOK, HOW DO YOU PLAN TO POSITION LIMITED-TERM TAX-FREE OVER THE NEXT FEW MONTHS?

     We intend to pursue a neutral course, closely watching the economy for changes that could affect market conditions. As always, we'll look for opportunities to increase the fund's yield, buying securities that offer a good balance of risk and return.

[left margin]

"WE BELIEVE THAT NEW ISSUANCE WILL CONTINUE TO BE LOW, UNLESS INTEREST RATES DROP DRAMATICALLY. THAT SHOULD HELP THE MUNICIPAL MARKET'S PERFORMANCE."

TOP FIVE STATES (AS OF 5/31/99)
                   % OF FUND INVESTMENTS
MICHIGAN                  10.6%
OHIO                       9.9%
ARIZONA                    9.9%
TEXAS                      6.6%
MISSOURI                   6.4%

TOP FIVE STATES (AS OF 11/30/98)
                   % OF FUND INVESTMENTS
OHIO                      10.6%
MICHIGAN                   9.7%
NEW YORK                   9.5%
CALIFORNIA                 7.1%
MISSOURI                   6.9%


8      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--97.4%
ALASKA--4.4%
                   $  850  Alaska Industrial Development &
                              Export Auth. Power Rev.,
                              Series 1998-1, (Snettisham
                              Hydroelectric), 4.50%, 1/1/00         $   856
                    1,000  Alaska Industrial Development &
                              Export Auth. Rev., Series
                              1998 A, 4.50%, 4/1/01 (MBIA)            1,010
                                                                   ---------
                                                                      1,866
                                                                   ---------
ARIZONA--9.9%
                    1,500  Arizona Transportation Board
                              Excise Tax Rev., (Maricopa
                              County), 5.60%, 7/1/02
                              (AMBAC)                                 1,575
                    1,025  Maricopa County COP, 5.625%,
                              6/1/00                                  1,036
                    1,000  Maricopa County Unified School
                              District No. 97 GO, Series
                              1999 G, (Deer Valley Project of
                              1996), 5.60%, 7/1/00 (FSA)(1)           1,025
                      555  Pinal County COP, 4.25%,
                              12/1/05 (MBIA)                            556
                                                                   ---------
                                                                      4,192
                                                                   ---------
CALIFORNIA--3.0%
                    1,225  Garden Grove Agency Community
                              Development Tax Allocation,
                              (Garden Grove Community),
                              5.20%, 10/1/01                          1,260
                                                                   ---------
           COLORADO--4.9%
                    1,000  Denver Colorado City & County
                              Airport Rev., Series 1996 B,
                              5.25%, 11/15/02 (MBIA)                  1,038
                    1,000  Highlands Ranch Metropolitan
                              District #2 GO, 6.00%,
                              6/15/02 (FSA)                           1,060
                                                                   ---------
                                                                      2,098
                                                                   ---------
FLORIDA--4.5%
                      210  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.70%,
                              10/1/05 (GNMA/FNMA)                       212
                    1,550  Jacksonville Electric Auth. Rev.,
                              (St. John's River), 6.00%,
                              10/1/04(2)                              1,690
                                                                   ---------
                                                                      1,902
                                                                   ---------
ILLINOIS--2.5%
                    1,000  Illinois Civic Center Rev., 5.00%,
                              12/15/05 (AMBAC)                        1,039
                                                                   ---------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
INDIANA--2.5%
                   $1,000  Central High School Building Corp.
                              Rev., 5.25%, 2/1/04 (AMBAC)           $ 1,044
                                                                   ---------
KENTUCKY--2.3%
                    1,000  Carrollton & Henderson Public
                              Energy Auth. Gas Rev., Series
                              1998 B, 4.20%, 1/1/06 (FSA)               988
                                                                   ---------
MICHIGAN--10.6%
                    1,000  Detroit Downtown Development
                              Auth. Tax Increment Rev., Series
                              1998 C, (Development Area
                              No. 1), 4.10%, 7/1/03 (MBIA)            1,000
                      880  Detroit GO, Series 1995 A,
                              5.40%, 5/1/00                             895
                      500  Detroit GO, Series 1995 B,
                              6.50%, 4/1/02                             531
                    1,045  Michigan Hospital Financing Auth.
                              Rev., Series 1999 A, (Charity
                              Obligation Group), 4.25%,
                              11/1/06                                 1,024
                    1,000  Michigan Municipal Board Auth.
                              Rev., 5.00%, 12/1/05                    1,044
                                                                   ---------
                                                                      4,494
                                                                   ---------
MISSOURI--6.4%
                    1,675  North Kansas City School District
                              GO, 5.00%, 3/1/00                       1,698
                    1,000  Springfield State Highway
                              Improvement Corp. Rev.,  5.05%,
                              8/1/03 (AMBAC)                          1,039
                                                                   ---------
                                                                      2,737
                                                                   ---------
MONTANA--2.4%
                    1,000  Forsyth Pollution Control Rev.,
                              Series 1998 B, 4.75%, 5/1/33            1,014
                                                                   ---------
NEBRASKA--2.4%
                    1,000  American Public Energy Agency
                              Nebraska Gas Supply Rev.,
                              Series 1999 A, (Nebraska
                              Public Gas Agency), 3.35%,
                              6/1/00 (AMBAC)                          1,000
                                                                   ---------
NEW JERSEY--5.5%
                      500  New Jersey Educational Facilities
                              Auth. Rev., Series 1998 B, (St.
                              Peters College), 4.60%, 7/1/01            505
                    1,750  West Windsor Plainsboro GO,
                              5.25%, 12/1/02 (FGIC)                   1,831
                                                                   ---------
                                                                      2,336
                                                                   ---------
NEW YORK --6.4%
                    2,145  New York City Municipal
                              Assistance Corp. Rev., Series
                              1997 I, 5.25%, 7/1/02                   2,229

See Notes to Financial Statements


                                                  www.americancentury.com      9


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                   $  500  New York State Dormitory Auth.
                              Rev., Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                               $   506
                                                                   ---------
                                                                      2,735
                                                                   ---------
OHIO--9.9%
                    2,070  Ohio Building Auth. Rev., Series
                              1997 A, (Highway Safety
                              Building), 5.00%, 10/1/03
                              (AMBAC)                                 2,154
                      500  Ohio Public Facilities Commission
                              Rev., Series 1998 A, 4.50%,
                              12/1/04                                   510
                    1,500  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              5.00%, 6/1/04 (MBIA)                    1,560
                                                                   ---------
                                                                      4,224
                                                                   ---------
RHODE ISLAND--1.4%
                      570  Rhode Island Economic
                              Development Corp. Airport Rev.,
                              Series 1998 A, 5.00%, 7/1/03
                              (FSA)                                     589
                                                                   ---------
SOUTH CAROLINA--4.5%
                      855  Piedmont Municipal Power
                              Agency Rev., Series 1991 A,
                              6.00%, 1/1/02 (FGIC)                      897
                    1,000  South Carolina Public Service
                              Auth. Rev., Series 1998 A,
                              5.00%, 1/1/02                           1,025
                                                                   ---------
                                                                      1,922
                                                                   ---------
TENNESSEE--4.9%
                    1,050  Jackson Hospital Rev., (Madison
                              County General Hospital), 4.50%,
                              4/1/00 (AMBAC)                          1,061
                    1,000  Tennergy Corp. Gas Rev., 4.50%,
                              6/1/04 (MBIA)                           1,015
                                                                   ---------
                                                                      2,076
                                                                   ---------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
TEXAS--6.6%
                   $1,000  Colorado River Municipal Water
                              District Rev., Series 1991 A,
                              8.50%, 1/1/01, Prerefunded at
                              100% of Par (AMBAC)(3)                $ 1,074
                      685  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center), 5.00%,
                              8/15/00                                   691
                    1,000  Houston Water & Sewer System
                              Rev., Series 1999 A, 5.25%,
                              12/1/05 (FSA)                           1,057
                                                                   ---------
                                                                      2,822
                                                                   ---------
WISCONSIN--2.4%
                    1,000  Wisconsin Rural Water
                              Construction Loan Program
                              Community Rev., 4.25%,
                              9/15/00 (GIC: FGIC)                     1,010
                                                                   ---------
TOTAL MUNICIPAL SECURITIES                                           41,348
                                                                   ---------
   (Cost $40,828)

SHORT-TERM MUNICIPAL SECURITIES--2.6%
NEW YORK
                    1,100  New York GO, Series 1992 B,
                              VRDN, 3.30%, 6/1/99 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                          1,100
                                                                   ---------
   (Cost $1,100)

TOTAL INVESTMENT SECURITIES--100.0%                                 $42,448
                                                                   =========
   (Cost $41,928)

                                              See Notes to Financial Statements


10      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

(1)  When-issued security.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) Escrowed to maturity in U.S. government securities and or state and local government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      11


Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                  INTERMEDIATE-TERM    LEHMAN 5-YEAR    INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                       TAX-FREE           GO INDEX        AVERAGE RETURN    FUND'S RANKING
==========================================================================================
6 MONTHS(1) ..........  0.50%              1.42%              0.50%              --
1 YEAR ...............  4.07%              4.90%              3.72%         34 OUT OF 134
==========================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..............  5.98%              5.97%              5.85%         46 OUT OF 114
5 YEARS ..............  5.82%              5.91%              5.81%         40 OUT OF 88
10 YEARS .............  6.35%              6.74%              6.58%         17 OUT OF 24

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 45-46 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 5/31/99
Intermediate-Term Tax-Free $18,516
Lehman 5-Year GO Index $19,201

                 Intermediate-Term       Lehman 5-Year
                      Tax-Free              GO Index
DATE                   VALUE                 VALUE
5/31/89               $10,000               $10,000
5/31/90               $10,583               $10,738
5/31/91               $11,551               $11,740
5/31/92               $12,504               $12,778
5/31/93               $13,588               $13,977
5/31/94               $13,958               $14,411
5/31/95               $14,941               $15,404
5/31/96               $15,556               $16,134
5/31/97               $16,535               $17,115
5/31/98               $17,791               $18,304
5/31/99               $18,516               $19,201

$10,000 investment made

The graph at left shows the growth of a $10,000 investment over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each graph. Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING MAY 31)
                Intermediate-Term      Lehman 5-Year
                    Tax-Free             GO Index
DATE                 RETURN               RETURN
5/31/90               5.83%               7.38%
5/31/91               9.15%               9.33%
5/31/92               8.25%               8.84%
5/31/93               8.67%               9.39%
5/31/94               2.72%               3.10%
5/31/95               7.04%               6.89%
5/31/96               4.12%               4.74%
5/31/97               6.29%               6.08%
5/31/98               7.60%               6.95%
5/31/99               4.07%               4.90%


12      1-800-345-2021


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Ken Salinger/

     An   interview   with   Ken   Salinger,   a   portfolio   manager   on  the
Intermediate-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED MAY 31, 1999?

     Intermediate-Term Tax-Free performed well. For the 12 months ended May 31, the fund returned 4.07%, compared with the 3.72% average return of the 134 "Intermediate Municipal Debt Funds" tracked by Lipper Inc. Based on these returns, Intermediate-Term Tax-Free ranked in the top 30% of its Lipper peers. Furthermore, the fund's 30-day SEC yield was 3.91% compared with the 3.68% average of the Lipper group.

WHAT HELPED INTERMEDIATE-TERM TAX-FREE PERFORM BETTER THAN THE AVERAGE OF ITS COMPETITORS?

     We took a more neutral, less aggressive stance with the portfolio than many other fund managers did. This contrarian view was based on our belief that the economic strength apparent at the end of 1998 would continue into 1999 and cause a reversal of market sentiment. That's exactly what happened.

     Even though economic indicators such as home and retail sales were strong at the end of 1998, many market observers expected a global recession, a weaker U.S. economy, and continued interest rate cuts by the Federal Reserve in 1999. Instead, U.S. economic growth continued to be strong, and interest rates rose in anticipation of Fed action to raise rates to slow growth and head off inflation.

HOW DID YOU MAINTAIN THE PORTFOLIO'S NEUTRAL POSITION?

     The municipal market fluctuated a great deal during the first and second quarters of 1999. When the market sold off and buying opportunities presented themselves at the longer end of our maturity range, we extended the fund's maturity a bit. When the market rallied, we sold some of these positions to return the fund's duration to a neutral position.

HOW DID YOU STRUCTURE THE PORTFOLIO IN TERMS OF MATURITY?

     As bond market sentiment shifted from bullish to bearish, we structured the fund in a bulleted fashion. That is, we concentrated the fund's investments around the average maturity of the fund, between eight and nine years. This strategy paid off because it reduced our holdings in longer-term bonds, which were hurt most by rising interest rates.

     During the last three months of the period, however, we spread the fund's investments more broadly across the maturity spectrum.

HOW DID YOU MANAGE THE PORTFOLIO'S  CREDIT QUALITY?

     As 1998 came to a close, it became apparent that lower-rated securities did not offer a significant yield advantage over AAA securities. Therefore, we sold some lower-rated bonds and moved the assets into insured bonds with AAA ratings.

[right margin]

YIELDS AS OF MAY 31, 1999
   30-DAY SEC YIELD
                                    3.91%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET             5.43%
      31.0% TAX BRACKET             5.67%
      36.0% TAX BRACKET             6.11%
      39.6% TAX BRACKET             6.47%

PORTFOLIO AT A GLANCE
                             5/31/99           5/31/98
NUMBER OF SECURITIES           109               101
WEIGHTED AVERAGE
   MATURITY                  8.7 YRS           7.9 YRS
AVERAGE DURATION             5.5 YRS           5.4 YRS
EXPENSE RATIO                 0.51%            0.51%*

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                5/31/99          11/30/98
AAA               79%               73%
AA                10%               12%
A                  8%               11%
BBB                3%                4%

Ratings provided by Standard & Poor's. See Credit Rating Definitions on page 5 for more information.

Investment terms are defined in the Glossary on pages 46-47.


                                                 www.americancentury.com      13


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY DO YOU END UP INVESTING IN CERTAIN STATES AND NOT OTHERS?

     Among the key factors are supply and demand. Our strategy has been to try to purchase securities from states where issuance is high or demand is relatively low (resulting in higher yields and lower prices) and sell bonds from states where there is some combination of lower supply or higher demand that drives up prices (and pushes down yields). The fund's largest stakes at the end of the period were in New York, Texas, and Washington (see the table at left).

     We should also add that municipal bond issuance has decreased significantly so far in 1999 because so many municipalities took advantage of declining interest rates to refinance their debt in 1998. The decreased supply this year has helped the performance of municipal bonds.

IN THE FUND'S LAST REPORT, THE RELATIVE VALUE OF MUNICIPAL SECURITIES COMPARED FAVORABLY WITH TREASURY BONDS. HOW DO MUNICIPAL AND TREASURY YIELDS COMPARE THESE DAYS?

     So far in 1999, Treasury securities have slumped quite a bit and their yields have spiked upward. As a result, municipal bonds are no longer as undervalued compared with Treasurys as they were at the end of 1998. This is a significant change; six to eight months ago municipal yields were equivalent to comparable maturity Treasury yields. That means any taxable investor would have earned a higher tax-adjusted yield from a municipal bond than from a comparable maturity Treasury bond. The tax-equivalent yields for municipal bonds are still attractive for high tax-bracket investors relative to Treasury yields, but not as attractive as they were at the end of 1998.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     Inflation concerns prompted the Federal Reserve to raise its short-term interest rate target at the end of June in an effort to slow economic growth to a more-sustainable, non-inflationary pace. The bond market took a positive view of the Fed's action and rallied slightly on the news. Bond yields fell because the rate hike indicated to many observers that the Fed remains vigilant on the inflation front.

     However, because there's still strength in the latest economic figures, municipal bond yields have continued to reflect expectations that the Fed could raise short-term interest rates again before the end of 1999. The big question is whether economic growth will remain overly strong and spark additional Fed interest rate hikes, or whether those concerns are unnecessarily bearish.

GIVEN THAT OUTLOOK, HOW DO YOU PLAN TO POSITION INTERMEDIATE-TERM TAX-FREE OVER THE NEXT FEW MONTHS?

     We expect to continue with a neutral stance, closely watching the economy for signs of changing market conditions. In addition, since neither short- nor longer-term municipal securities look as if they will offer particularly intriguing opportunities, we'll aim to concentrate the portfolio's holdings on securities with maturities near its average maturity, around eight years.

[left margin]

"OUR STRATEGY HAS BEEN TO TRY TO PURCHASE SECURITIES FROM STATES WHERE ISSUANCE IS HIGH OR DEMAND IS RELATIVELY LOW."

TOP FIVE STATES (AS OF 5/31/99)
                  % OF FUND INVESTMENTS
NEW YORK                 13.1%
TEXAS                    13.1%
WASHINGTON               11.9%
MASSACHUSETTS             7.7%
PENNSYLVANIA              5.6%

TOP FIVE STATES (AS OF 11/30/98)
                  % OF FUND INVESTMENTS
NEW YORK                 14.6%
TEXAS                    14.2%
WASHINGTON               13.6%
MASSACHUSETTS             7.6%
CALIFORNIA                5.9%


14      1-800-345-2021


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--99.8%
ALABAMA--1.1%
                   $1,535  Russell County Rev., Series
                              1999 B, 5.375%, 12/1/13
                              (AMBAC)                               $  1,576
                                                                   ----------
ALASKA--1.1%
                    1,130  Alaska Industrial Development &
                              Export Auth. Power Rev.,
                              (Snettisham Hydroelectric),
                              5.25%, 1/1/04 (AMBAC)                    1,173
                      500  Anchorage Hospital Rev., (Sisters
                              of Providence), 6.50%, 10/1/99             505
                                                                   ----------
                                                                       1,678
                                                                   ----------
ARIZONA--0.7%
                    1,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              12/1/29
                              (GNMA/FNMA/FHLMC)                        1,088
                                                                   ----------
CALIFORNIA--3.0%
                    2,000  California Housing Finance Agency
                              Rev., 5.60%, 8/1/09 (MBIA)               2,118
                    1,100  California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04,
                              Prerefunded at 102% of Par(1)            1,235
                    1,100  Sacramento Regional
                              Transportation COP, Series
                              1992 A, 6.20%, 3/1/00                    1,124
                                                                   ----------
                                                                       4,477
                                                                   ----------
COLORADO--2.8%
                    2,000  Denver City & County School
                              District No. 1 GO, 5.25%,
                              12/1/16 (FGIC)                           2,025
                    1,000  Denver Sales Tax Rev., Series
                              1991 A, (Major League
                              Baseball Stadium District),
                              6.10%, 10/1/01 (FGIC)                    1,052
                    1,040  Douglas County School District
                              No. 1 GO, 5.25%, 12/15/12
                              (FGIC)                                   1,073
                                                                   ----------
                                                                       4,150
                                                                   ----------
DISTRICT OF COLUMBIA--1.7%
                    1,000  District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)(1)                        1,039

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                   $1,275  Metropolitan Washington D.C.
                              Airports Auth. Rev., Series
                              1992 A, 6.30%, 10/1/03
                              (MBIA)                                $  1,381
                                                                   ----------
                                                                       2,420
                                                                   ----------
FLORIDA--4.3%
                      700  Broward County School District
                              GO, 6.75%, 2/15/00                         716
                      245  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              10/1/07 (GNMA/FNMA)                        247
                      360  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.90%,
                              4/1/08 (GNMA/FNMA)                         362
                    1,300  Florida State Board Regent
                              University System Improvement
                              Rev., 4.50%, 7/1/23 (AMBAC)              1,163
                    1,775  Lakeland Electric and Water Rev.
                              Refunding, Series 1999 C,
                              6.05%, 10/1/09 (FGIC)                    1,988
                    1,520  Miami-Dade County Public
                              Service Tax Rev., 5.25%,
                              10/1/16 (FSA)                            1,544
                      345  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.35%, 10/1/00                348
                                                                   ----------
                                                                       6,368
                                                                   ----------
GEORGIA--4.1%
                    1,000  Atlanta Airport Facilities Rev.,
                              7.00%, 1/1/01                            1,047
                    1,000  Atlanta Water and Sewer Rev.,
                              (Second Lien), 6.00%, 1/1/05
                              (FGIC)(1)                                1,089
                    2,495  Fulton County Water and Sewer
                              Rev. Refunding, 6.25%, 1/1/09
                              (FGIC)                                   2,821
                    1,000  Metropolitan Atlanta Rapid Transit
                              Auth. Sales Tax Rev., Series
                              1991 M, 6.05%, 7/1/01                    1,045
                                                                   ----------
                                                                       6,002
                                                                   ----------
HAWAII--0.7%
                    1,000  Hawaii State GO, Series
                              1997 CN, 5.25%, 3/1/13
                              (FGIC)                                   1,019
                                                                   ----------
ILLINOIS--1.6%
                    2,250  Illinois GO, 6.00%, 10/1/01                 2,361
                       30  Metropolitan Pier and Exposition
                              Auth. Rev., (McCormick Place),
                              5.20%, 6/15/99(1)                           30
                                                                   ----------
                                                                       2,391
                                                                   ----------

See Notes to Financial Statements


                                                 www.americancentury.com      15


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
INDIANA--2.1%
                   $1,000  Center Grove High School
                              Building Corp. Rev., 3.90%,
                              1/5/03 (FSA)                          $    994
                    2,000  Indiana Health Facility Financing
                              Auth. Rev., (Holy Cross Health
                              System Corp.), 5.375%,
                              12/1/12 (MBIA)                           2,050
                                                                   ----------
                                                                       3,044
                                                                   ----------
MASSACHUSETTS--7.7%
                    2,605  Massachusetts Bay Transportation
                              Auth. Rev., Series 1992 C,
                              5.40%, 3/1/00                            2,648
                    1,000  Massachusetts Educational
                              Financing Auth. Education Loan
                              Rev., Series 1998 A, (Issue G),
                              4.55%, 12/1/06 (MBIA)                    1,001
                    1,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1998 A, (Harvard Pilgrim
                              Health), 5.25%, 7/1/12 (FSA)             1,017
                    2,500  Massachusetts Water Resource
                              Auth. Rev., Series 1998 B,
                              4.50%, 8/1/22 (FSA)                      2,224
                    3,000  Massachusetts Water Resource
                              Auth. Rev., Series 1998 A,
                              4.75%, 8/1/27 (FSA)                      2,750
                    1,650  Springfield GO, 5.25%, 11/15/14
                              (FSA)                                    1,679
                                                                   ----------
                                                                      11,319
                                                                   ----------
MICHIGAN--2.5%
                    1,000  Detroit City School District,
                              Series 1998 B, 5.375%,
                              5/1/14 (FGIC)                            1,027
                    1,000  Detroit Downtown Development
                              Auth. Tax Increment Rev.,
                              Series 1998 A, (Development
                              Area No. 1), 5.25%, 7/1/12
                              (MBIA)                                   1,016
                    1,500  Detroit Water Supply System Rev.,
                              Series 1995 A, 5.30%, 7/1/09
                              (MBIA)                                   1,583
                                                                   ----------
                                                                       3,626
                                                                   ----------
MISSISSIPPI--2.4%
                    1,000  Harrison County GO, 5.00%,
                              7/1/12 (MBIA)                            1,017
                    2,500  Mississippi Development Special
                              Obligation Rev., (Natural Gas),
                              4.125%, 1/1/06 (MBIA)                    2,456
                                                                   ----------
                                                                       3,473
                                                                   ----------
MISSOURI--0.7%
                    1,000  Missouri Board of Public Buildings
                              State Office Buildings Special
                              Obligation Rev., 6.30%, 12/1/05          1,056
                                                                   ----------


Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
NEVADA--0.7%
                   $1,000  Clark County Airport Rev., Series
                              1998 A, 5.50%, 7/1/07 (MBIA)          $  1,070
                                                                   ----------
NEW JERSEY--3.7%
                    1,030  Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                               1,121
                    1,410  New Jersey Educational Facility
                              Auth. Rev., Series 1994 A, (New
                              Jersey Institute of Technology),
                              5.90%, 7/1/08 (MBIA)                     1,540
                    1,000  New Jersey Health Care Facilities
                              Financing Auth. Rev., (Atlantic
                              City Medical Center), 6.15%,
                              7/1/99                                   1,003
                    1,800  New Jersey Health Care Facilities
                              Financing Auth. Rev., (Rahway
                              Hospital Obligation Group),
                              5.00%, 7/1/05 (ACA)                      1,839
                                                                   ----------
                                                                       5,503
                                                                   ----------
NEW YORK--13.1%
                    1,950  City University of New York COP,
                              (John Jay College), 5.00%,
                              8/15/09 (AMBAC)                          2,007
                    2,500  Nassau County GO, Series
                              1996 T, 5.20%, 9/1/05 (FGIC)             2,634
                    1,500  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                           1,646
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                           1,117
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                          1,085
                      635  New York State Dormitory Auth.
                              Rev., Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                                    643
                    1,175  New York State GO, Series
                              1997 D, 5.25%, 8/1/03                    1,225
                    1,000  New York State GO, Series
                              1997 D, 5.25%, 8/1/06 (FGIC)             1,053
                    1,500  New York State Local Government
                              Assistance Corp. Rev., Series
                              1997 B, 5.25%, 4/1/04 (MBIA)             1,576
                      850  New York State Medical Care
                              Facilities Finance Agency Rev.,
                              (Hospital and Nursing Home),
                              5.95%, 8/15/09 (FHA)                       892
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                   1,043

                                              See Notes to Financial Statements


16      1-800-345-2021


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                   $1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                $  1,051
                    1,160  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                   1,224
                    1,000  New York State Urban
                              Development Corp. Rev., Series
                              1996 A, 6.25%, 4/1/05 (MBIA)             1,102
                    1,000  Niagara Falls Bridge Commission
                              Toll Rev., Series
                              1993 B, 5.25%, 10/1/15 (FGIC)            1,040
                                                                   ----------
                                                                      19,338
                                                                   ----------
NORTH CAROLINA--1.5%
                    2,000  North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%, 1/1/06
                              (FSA)                                    2,181
                                                                   ----------
OHIO--4.1%
                    1,200  Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                   1,284
                    3,320  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                    3,656
                    1,000  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              5.625%, 12/1/06 (MBIA)                   1,076
                                                                   ----------
                                                                       6,016
                                                                   ----------
OKLAHOMA--1.9%
                    2,500  Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)                   2,810
                                                                   ----------
OREGON--1.4%
                    1,805  Lane County School District
                              No. 19 GO, (Springfield),
                              6.375%, 10/15/04,
                              Prerefunded at 101% of Par
                              (MBIA)(1)                                2,020
                                                                   ----------
PENNSYLVANIA--5.6%
                    1,500  Pennsylvania Turnpike Commission
                              Rev., Series 1991 L, 6.25%,
                              6/1/01 (AMBAC)                           1,572
                    2,000  Philadelphia Gas Works Rev.,
                              14th Series, 5.70%, 7/1/00
                              (FSA)                                    2,049
                    1,000  Philadelphia Parking Auth. Rev.,
                              5.50%, 9/1/04 (AMBAC)                    1,060
                    1,500  Philadelphia School District GO,
                              Series 1998 A, 5.25%, 4/1/14
                              (MBIA)                                   1,522

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                   $2,000  Philadelphia Water and Wastewater
                              Rev., 5.15%, 6/15/04 (FGIC)           $  2,095
                                                                   ----------
                                                                       8,298
                                                                   ----------
TEXAS--13.1%
                    1,000  Austin Rev., (Sub-Lien), 5.25%,
                              5/15/12 (MBIA)                           1,042
                    1,000  Austin Utility System Rev., 5.125%,
                              11/15/16 (FSA)                             993
                    1,875  Brownsville Utility System Rev.,
                              6.00%, 9/1/08 (AMBAC)                    2,075
                    1,000  Dallas-Fort Worth Regional Airport
                              Rev., Series 1994 A, 5.90%,
                              11/1/08 (MBIA)                           1,077
                    1,000  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                     1,066
                    1,740  Harris County Health Facilities
                              Development Corp. Rev., Series
                              1999 A, (Baylor College
                              Medical), 5.375%, 11/15/15
                              (AMBAC)                                  1,771
                    1,000  North East Independent School
                              District Texas GO, 4.50%,
                              2/1/16 (Guaranteed:
                              Permanent School Fund)                     928
                      500  North Texas Higher Education
                              Student Loan Rev., 6.875%,
                              4/1/02 (AMBAC)                             520
                    1,345  San Antonio GO, Series 1998 A,
                              5.125%, 2/1/14                           1,356
                    1,325  Spring Independent School District
                              GO, Series 1998 A, 4.60%,
                              8/15/13 (Guaranteed:
                              Permanent School Fund)                   1,292
                    1,000  Tarrant County Health Facility
                              Development Corporation
                              Health System Rev., (Harris
                              Methodist Health System),
                              5.00%, 9/1/07 (AMBAC)(1)                 1,040
                    2,000  Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)               2,113
                    1,000  Texas Municipal Power Agency
                              Rev., 5.25%, 9/1/09 (MBIA)               1,053
                    1,500  Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09 (MBIA)           1,686
                    1,240  Upper Trinity Regional Water
                              District Rev., (Treated Water
                              Supply System), 5.25%, 8/1/12
                              (MBIA)                                   1,263
                                                                   ----------
                                                                      19,275
                                                                   ----------
UTAH--2.8%
                    1,000  Intermountain Power Agency
                              Power Supply Rev., Series
                              1993 A, 5.40%, 7/1/08 (MBIA)             1,047

See Notes to Financial Statements


                                                 www.americancentury.com      17


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                   $1,000  Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                        $  1,086
                      860  Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                              903
                    1,000  Utah Municipal Finance Co-op
                              Local Government Rev.,
                              (University of Utah/University
                              Hospital), 6.60%, 5/15/00(1)             1,031
                                                                   ----------
                                                                       4,067
                                                                   ----------
WASHINGTON--11.9%
                    1,005  King County Library System
                              Facilities Foundation Lease Rev.,
                              (Library System Service Center),
                              4.45%, 12/1/08 (AMBAC)                     998
                    1,000  Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02               1,055
                    1,000  Port Seattle Passenger Facility
                              Charge Rev., Series 1998 B,
                              5.00%, 12/1/05 (AMBAC)                   1,034
                    1,000  Port Seattle Rev., Series 1997 B,
                              5.10%, 10/1/03 (FGIC)                    1,037
                    1,385  Port Tacoma Rev., 4.70%,
                              12/1/04 (AMBAC)                          1,414
                    2,000  Snohomish County Public Utility
                              District Rev., 5.625%, 1/1/05
                              (FGIC)                                   2,123
                    1,000  Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03               1,053
                    1,000  Spokane County School District
                              No. 356 GO, 6.00%, 12/1/06
                              (FGIC)                                   1,104
                    1,730  Tacoma Electric System Rev.,
                              6.00%, 1/1/07 (AMBAC)                    1,900
                    1,000  Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                     1,091
                    1,000  Washington Health Care Facilities
                              Auth. Rev., (Harrison Memorial
                              Hospital), 5.25%, 8/15/14
                              (AMBAC)                                  1,012
                    1,000  Washington Public Power Supply
                              System Rev., Series 1990 B,
                              (Nuclear Project No. 1), 7.10%,
                              7/1/01 (FGIC)                            1,054

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

                   $1,000  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.30%,
                              7/1/00                                $  1,040
                      500  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                              531
                    1,000  Washington Public Power Supply
                              System Rev., Series 1993 A,
                              (Nuclear Project No. 1), 5.50%,
                              7/1/04                                   1,056
                                                                   ----------
                                                                      17,502
                                                                   ----------
WEST VIRGINIA--0.8%
                    1,090  West Virginia GO, Series 1996 D,
                              5.00%, 11/1/10 (FGIC)                    1,113
                                                                   ----------
WISCONSIN--2.7%
                    2,590  Wisconsin Health and Educational
                              Facility Rev., (Aurora Medical
                              Group), 6.00%, 11/15/10 (FSA)            2,894
                    1,060  Wisconsin Health and Educational
                              Facility Rev., Series 1991 B,
                              (Wausau Hospital), 6.30%,
                              8/15/00 (AMBAC)                          1,095
                                                                   ----------
                                                                       3,989
                                                                   ----------
TOTAL MUNICIPAL SECURITIES                                           146,869
                                                                   ----------
   (Cost $142,864)

TEMPORARY CASH INVESTMENTS--0.2%
                      233  Units of Participation in Chase
                              Vista Tax-Free Money Market
                              Fund (Institutional Shares)                233
                                                                   ----------
   (Cost $233)

TOTAL INVESTMENT SECURITIES--100.0%                                 $147,102
                                                                   ==========
   (Cost $143,097)

                                              See Notes to Financial Statements


18      1-800-345-2021


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      19


Long-Term Tax-Free --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                      LONG-TERM     LEHMAN LONG-TERM     GENERAL MUNICIPAL DEBT FUNDS(2)
                       TAX-FREE   MUNICIPAL BOND INDEX   AVERAGE RETURN   FUND'S RANKING
======================================================================================
6 MONTHS(1)            -0.61%            0.24%               0.10%              --
1 YEAR                  3.44%            4.35%               3.26%        122 OUT OF 260
======================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 7.15%            8.63%               6.68%         50 OUT OF 202
5 YEARS                 6.79%            8.25%               6.42%         49 OUT OF 153
10 YEARS                7.14%            8.49%               7.17%         39 OUT OF 76

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 45-46 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 5/31/99
Long-Term Tax-Free    $19,927
Lehman Long-Term
   Muni Bond Index    $22,597

                    Long-Term          Lehman Long-Term
                     Tax-Free           Muni Bond Index
DATE                   VALUE                 VALUE
5/31/89               $10,000               $10,000
5/31/90               $10,505               $10,714
5/31/91               $11,504               $11,861
5/31/92               $12,685               $13,171
5/31/93               $14,030               $15,066
5/31/94               $14,350               $15,200
5/31/95               $15,561               $16,883
5/31/96               $16,199               $17,628
5/31/97               $17,583               $19,392
5/31/98               $19,267               $21,655
5/31/99               $19,927               $22,597

$10,000 investment made 5/31/89

The graph at left shows the growth of a $10,000 investment over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

{bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING MAY 31)

                   Long-Term         Lehman Long-Term
                    Tax-Free          Muni Bond Index
DATE                 RETURN               RETURN
5/31/90               5.05%                7.14%
5/31/91               9.51%               10.71%
5/31/92              10.27%               11.04%
5/31/93              10.60%               14.39%
5/31/94               2.28%                0.89%
5/31/95               8.44%               11.07%
5/31/96               4.10%                4.41%
5/31/97               8.54%               10.01%
5/31/98               9.58%               11.67%
5/31/99               3.44%                4.35%


20      1-800-345-2021


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Dave MacEwen/

     An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED MAY 31, 1999?

     Long-Term Tax-Free posted a total return of 3.44%, which outpaced the 3.26% average total return of the 260 "General Municipal Debt Funds" tracked by Lipper Inc.

     The fund also produced more income than its peers. The fund's 30-day SEC yield as of May 31 was 4.37%, compared with the 3.97% yield of the average municipal bond fund, according to Lipper. That 4.37% yield translates to a tax-equivalent yield of approximately 7.24% for investors in the highest (39.6%) federal tax bracket.

WHAT WAS YOUR INVESTMENT APPROACH?

     From June 1998 through March 1999, we kept Long-Term Tax-Free's duration -- a measure of its interest rate sensitivity -- at about 9.3 years, a bit longer than the average general municipal debt fund. (The longer a fund's duration, the more its share price will rise or fall in response to interest rate changes.) That positioning was based on our view that interest rates would decline in response to global economic weakness. A neutral position for us would have been about 8.2 years.

     The fund's long duration was a direct result of our emphasis on discount bonds. These bonds trade below face value (par) -- at a "discount" -- because their interest coupons are lower than prevailing market interest rates. Discount bonds are attractive in falling interest rate environments because they provide good protection against inopportune refinancings or "calls."

     Like homeowners, municipal bond issuers often "call" bonds when they can refinance at lower interest rates. In the same way that home mortgage refinancing shortens the life of a mortgage, a call feature effectively shortens a municipal bond's duration. But because discount bonds have interest rates below prevailing rates, there is less incentive for issuers to refinance them, so they have some call protection. Since they are less likely to be called, the durations of discount bonds remain long.

HOW DID ITS LONG DURATION AFFECT THE FUND'S PERFORMANCE?

     The increased interest rate sensitivity was a plus for the fund's performance during periods when rates declined, as they did last autumn and in January of this year. On the other hand, the fund's long duration detracted from performance when rates were on the upswing, as they were from about February of this year through the end of May.

DID YOU ALTER YOUR APPROACH IN RESPONSE TO STRONGER-THAN-EXPECTED ECONOMIC
GROWTH?

     Yes, we reduced our stake in discount bonds. By doing so, we shortened the fund's duration to 8.6 years by the end of May. Although we make small adjustments to duration based on our interest rate expectations, we generally

[right margin]

YIELDS AS OF MAY 31, 1999
   30-DAY SEC YIELD                 4.37%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET             6.07%
      31.0% TAX BRACKET             6.33%
      36.0% TAX BRACKET             6.83%
      39.6% TAX BRACKET             7.24%

PORTFOLIO AT A GLANCE
                             5/31/99            5/31/98
NUMBER OF SECURITIES           76                71
WEIGHTED AVERAGE
MATURITY                    17.7 YRS          18.2 YRS
AVERAGE DURATION             8.6 YRS           9.0 YRS
EXPENSE RATIO                 0.51%            0.51%*

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
              5/31/99          11/30/98
AAA             69%               64%
AA              23%               28%
A                7%                7%
BBB              1%                1%

Ratings provided by Standard & Poor's. See Credit Rating Definitions on page 5 for more information.

Investment terms are defined in the Glossary on pages 46-47.


                                                 www.americancentury.com      21


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                  (Continued)

keep the fund's duration within a year of the duration of Long-Term Tax-Free's benchmark.

WHY DID YOU INCREASE THE FUND'S HOLDINGS OF AAA BONDS?

     For the most part, lower-quality bonds didn't really offer enough additional yield over AAA securities to compensate for their added credit risk (the risk that an issuer will fail to make timely interest and principal payments).

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We believe that interest rates may be close to topping out. Bond yields during the second quarter of 1999 reflected fears that the Federal Reserve would raise interest rates two, perhaps three times over the next nine months or so. We think those fears are overstated.

     While it's true that first quarter economic growth was a surprising 4.3% on an annualized basis, a lot of the credit goes to robust consumer spending, which accounts for roughly two-thirds of the nation's economic growth. The spending surge was spurred by a number of factors, including federal tax refunds that were up 24% over 1998. In addition, extra money from home loan refinancings and the wealth created by stock market gains put consumers in a spending mood.

     In our view, however, a lot of the momentum behind consumer spending will prove to be short-lived. Most of the tax refunds have already been spent or saved and higher interest rates will likely curtail home loan refinancings. From here on out, we believe that spending and economic trends will look more tepid relative to the first quarter of 1999. Lacking robust consumer spending, we think the economy will slow a bit and take the edge off any brewing inflationary pressures and higher interest rates.

WHAT DOES THAT OUTLOOK MEAN FOR THE MUNICIPAL MARKET?

     Continued low inflation and declining interest rates would certainly help boost the municipal market. But supply and demand will also influence the performance of municipal bonds. Municipals underperformed Treasurys during much of 1998, mainly because of the surge in demand for Treasuries from overseas investors. Municipals, meanwhile, languished from too much supply. So far in 1999, however, the supply of municipals has tapered off and demand has firmed, which we believe could set the stage for lower municipal yields.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR LONG-TERM TAX-FREE?

     We will probably keep the portfolio's duration a bit longer than the average municipal fund as long as we believe long-term interest rates will remain stable or move lower. That should be positive for fund returns if municipal bond yields decline, as we expect they will.

[left margin]

"THE SUPPLY OF MUNICIPALS HAS TAPERED OFF AND DEMAND HAS FIRMED, WHICH WE BELIEVE COULD SET THE STAGE FOR LOWER MUNICIPAL YIELDS."

TOP FIVE STATES (AS OF 5/31/99)
                   % OF FUND INVESTMENTS
TEXAS                     16.4%
NEW YORK                  13.9%
MASSACHUSETTS             11.7%
ILLINOIS                  10.3%
FLORIDA                    7.8%

TOP FIVE STATES (AS OF 11/30/98)
                   % OF FUND INVESTMENTS
TEXAS                     14.5%
WASHINGTON                 9.7%
ILLINOIS                   9.4%
FLORIDA                    8.1%
NEW YORK                   8.1%


22      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--100.0%
CALIFORNIA--6.4%
                   $1,000  California Public Works Lease Rev.,
                              Series 1994 A, (University
                              Project), 6.20%, 10/1/08              $  1,098
                    1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                    1,671
                    1,500  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1993 A, 5.75%,
                              7/1/21                                   1,631
                    1,850  Northern California Power Agency
                              Rev., Series 1992 A,
                              (Hydroelectric Project #1),
                              6.25%, 7/1/12 (MBIA)                     2,003
                    1,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1993 D,
                              (Merged Area Redevelopment),
                              5.75%, 8/1/24                            1,044
                                                                   ----------
                                                                       7,447
                                                                   ----------
CONNECTICUT--2.7%
                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                 2,072
                    1,000  Connecticut GO, Series 1993 E,
                              6.00%, 3/15/12                           1,119
                                                                   ----------
                                                                       3,191
                                                                   ----------
DISTRICT OF COLUMBIA--3.6%
                    1,000  District of Columbia Metropolitan
                              Area Transportation Auth. Rev.,
                              6.00%, 7/1/10 (FGIC)                     1,112
                    3,000  District of Columbia Water and
                              Sewer Auth. Public Utility Rev.,
                              5.50%, 10/1/23 (FSA)                     3,121
                                                                   ----------
                                                                       4,233
                                                                   ----------
FLORIDA--7.8%
                      780  Broward County Resource
                              Recovery Facility Rev., (South),
                              7.95%, 12/1/08                             818
                    1,000  Florida State Board of Education
                              Capital Outlay GO, Series
                              1998 D, 4.50%, 6/1/24                      889
                    2,585  Florida State Board Regent
                              University System Improvement
                              Rev., 4.50%, 7/1/23 (AMBAC)              2,313
                    1,270  Miami-Dade County Public Service
                              Tax Rev., 5.25%, 10/1/17 (FSA)           1,284
                    1,000  Orlando Utility Commission
                              Water and Electric
                              Rev., Series 1989 D, 6.75%, 10/1/17      1,196

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,000  St. Petersburg Health Auth. Rev.,
                              (Allegany Health), 7.00%,
                              12/1/01, Prerefunded at 102%
                              of Par (MBIA)(1)                      $  1,094
                    1,350  Tampa Sports Auth. Sales Tax Rev.,
                              (Tampa Bay Arena), 5.75%,
                              10/1/25 (MBIA)                           1,469
                                                                   ----------
                                                                       9,063
                                                                   ----------
GEORGIA--1.0%
                      745  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA)                       860
                      255  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA)(1)                    297
                                                                   ----------
                                                                       1,157
                                                                   ----------
ILLINOIS--10.3%
                    1,000  Chicago Gas Supply Rev., Series
                              1985 B, (Peoples Gas), 7.50%,
                              3/1/15                                   1,045
                    1,000  Cook County GO, 7.00%,
                              11/1/00, Prerefunded at 102%
                              of Par (MBIA)(1)                         1,069
                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                              (AMBAC)                                  2,269
                    1,500  Illinois Development Finance Auth.
                              Pollution Control Rev., Series
                              1990 A, (Central Illinois Public
                              Service), 7.60%, 3/1/14                  1,565
                    1,000  Illinois Development Finance Auth.
                              Waste Disposal Rev., (Armstrong
                              World Industries), 5.95%,
                              12/1/24                                  1,078
                    1,500  Illinois GO, 6.25%, 10/1/06                 1,625
                    1,140  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12(1)             1,323
                      700  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(1)              766
                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                   1,256
                                                                   ----------
                                                                      11,996
                                                                   ----------
INDIANA--1.9%
                    1,000  Indiana Municipal Power Agency
                              Rev.,  Series 1990
                              A, 7.10%, 1/1/00, Prerefunded at 102%
                              of Par (AMBAC)(1)                        1,042
                    1,000  Indiana Transportation Financing
                              Auth. Highway Rev., Series
                              1990 A, 7.25%, 6/1/15                    1,233
                                                                   ----------
                                                                       2,275
                                                                   ----------

See Notes to Financial Statements


                                                 www.americancentury.com      23


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
KANSAS--1.0%
                  $   325  Kansas City Utility System Rev.,
                              6.375%, 9/1/04, Prerefunded
                              at 102% of Par (FGIC)(1)              $    365
                      675  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                      746
                                                                   ----------
                                                                       1,111
                                                                   ----------
KENTUCKY--1.0%
                    1,000  Carroll County Pollution Control
                              Rev., Series 1992 A, (Kentucky
                              Utilities Company), 7.45%,
                              9/15/16                                  1,112
                                                                   ----------
MASSACHUSETTS--11.7%
                    1,000  Massachusetts Health and
                              Education Auth. Rev., Series
                              1992 F, 6.25%, 7/1/12
                              (AMBAC)                                  1,142
                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                   1,811
                    2,000  Massachusetts Water Pollution
                              Abatement Rev., Series 1998 A,
                              (New Bedford), 4.75%, 2/1/26
                              (FGIC)                                   1,837
                    2,800  Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)                    2,579
                    7,000  Massachusetts Water Resource
                              Auth. Rev., Series 1998 B,
                              4.50%, 8/1/22 (FSA)                      6,227
                                                                   ----------
                                                                      13,596
                                                                   ----------
MICHIGAN--2.6%
                    2,000  Detroit City School District GO,
                              Series 1998 C, 5.25%, 5/1/25
                              (FGIC)                                   2,021
                    1,020  Paw Paw Public School District
                              GO, 5.00%, 5/1/25 (FGIC)                   993
                                                                   ----------
                                                                       3,014
                                                                   ----------
NEW JERSEY--0.8%
                    1,000  South Jersey Transportation
                              System Auth. Rev., 5.00%,
                              11/1/29 (AMBAC)                            975
                                                                   ----------
NEW YORK--13.9%
                    2,000  Long Island Power Auth. Electric
                              System Rev., Series 1998 A,
                              5.125%, 12/1/22 (FSA)                    1,962
                    2,000  Long Island Power Auth. Electric
                              System Rev., Series 1998 A,
                              5.75%, 12/1/24                           2,079
                    2,000  New York City Transitional Finance
                              Auth. Rev., Series 1998 B,
                              4.50%, 11/15/27                          1,762
                    3,000 New York GO, Series 1998 F,
                              5.375%, 8/1/19 (MBIA)                    3,041

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $3,000  New York State Dormitory Auth.
                              Rev., (City University System),
                              5.50%, 7/1/16 (AMBAC)                 $  3,101
                    1,000  New York State Environmental
                              Facilities Corp. Pollution Control
                              Rev., Series 1991 E, 6.30%,
                              6/15/01, Prerefunded at 102%
                              of Par(1)                                1,070
                    1,000  New York State Local Government
                              Assistance Corp. Rev., Series
                              1991 D, 6.75%, 4/1/02,
                              Prerefunded at 102% of Par(1)            1,097
                    2,000  St. Lawrence County Industrial
                              Development Civic Facility Rev.,
                              Series 1998 A, (St. Lawrence
                              University), 5.375%, 7/1/18
                              (MBIA)                                   2,027
                                                                   ----------
                                                                      16,139
                                                                   ----------
NORTH CAROLINA--0.9%
                    1,000  North Carolina Municipal Power
                              Agency #1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10 (MBIA)          1,105
                                                                   ----------
OHIO--0.8%
                      750  Ohio Higher Educational Facility
                              Rev., Series 1990 B, (Case
                              Western Reserve University),
                              6.50%, 10/1/20                             881
                                                                   ----------
PUERTO RICO--2.1%
                    2,050  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                            1,830
                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04, Prerefunded at
                              101.5% of Par(1)                           562
                                                                   ----------
                                                                       2,392
                                                                   ----------
RHODE ISLAND--4.3%
                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                  1,236
                    2,000  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 A, 6.25%, 8/1/16
                              (MBIA)(1)                                2,282
                    1,300  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 B, 6.00%, 8/1/17
                              (MBIA)(1)                                1,427
                                                                   ----------
                                                                       4,945
                                                                   ----------
SOUTH CAROLINA--2.5%
                      860  Piedmont Municipal Power Agency
                              Electric Rev., Series 1991 A,
                              6.50%, 1/1/16 (FGIC)                     1,002

                                              See Notes to Financial Statements


24      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                  $   140  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)(1)                             $    164
                    1,500  Piedmont Municipal Power
                              Agency Electric Rev., 6.75%,
                              1/1/19 (FGIC)                            1,793
                                                                   ----------
                                                                       2,959
                                                                   ----------
TEXAS--16.4%
                    1,000  Alliance Airport Auth. Special
                              Facilities Rev., (American
                              Airlines), 7.00%, 12/1/11
                              (GTEED)                                  1,168
                    1,000  Denton Utility System Rev., Series
                              1996 A, 5.95%, 12/1/14
                              (MBIA)                                   1,084
                    1,000  Frisco Independent School District
                              GO, Series 1998 A, 4.50%,
                              8/15/29 (Guaranteed:
                              Permanent School Fund)                     881
                    5,000  Houston Independent School
                              District GO, 5.375%, 8/15/17
                              (Guaranteed: Permanent School
                              Fund)                                    5,072
                    1,400  Lubbock Health Facilities
                              Development Corp. Rev., (St.
                              Joseph Health System), 5.25%,
                              7/1/13                                   1,415
                    2,000  San Antonio Electric and Gas
                              System Rev., 7.10%, 2/1/09
                              (FGIC)(2)                                1,265
                    1,000  Tarrant County Health Facility Rev.,
                              6.00%, 5/15/11 (MBIA)                    1,101
                    2,500  Texas Municipal Power Agency
                              Rev., Series 1991 A, 6.75%,
                              9/1/12 (AMBAC)                           2,694
                    2,000  Texas Southern University Rev.,
                              Series 1998 B, 4.50%,
                              11/1/23 (AMBAC)                          1,776
                    1,765  Travis County GO, 4.50%, 3/1/19             1,604
                    1,000  Weatherford Utility System Rev.,
                              5.25%, 9/1/14 (FSA)                      1,009
                                                                   ----------
                                                                      19,069
                                                                   ----------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

UTAH--1.1%
                   $1,000  Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corporation), 8.125%,
                              5/15/15(1)                            $  1,276
                                                                   ----------
VIRGINIA--0.9%
                    1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/12                           1,104
                                                                   ----------
WASHINGTON--3.2%
                    1,405  Port of Seattle Rev., 7.50%,
                              12/1/00, Prerefunded at 102%
                              of Par (AMBAC)(1)                        1,514
                    1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                            1,196
                    1,000  Washington Public Power Supply
                              Rev., Series 1996 A, (Nuclear
                              Project #1), 5.75%, 7/1/12
                              (MBIA)                                   1,063
                                                                   ----------
                                                                       3,773
                                                                   ----------
WISCONSIN--3.1%
                    1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/06,
                              Prerefunded at 100% of Par
                              (FGIC)(1)                                1,351
                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                           2,260
                                                                   ----------
                                                                       3,611
                                                                   ----------
TOTAL INVESTMENT SECURITIES--100.0%                                 $116,424
                                                                   ==========
   (Cost $111,022)

See Notes to Financial Statements


                                                 www.americancentury.com      25


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

GTEED = CG Life Guaranty Agreement

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


26      1-800-345-2021


High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                HIGH-YIELD     LEHMAN LONG-TERM    HIGH CURRENT YIELD MUNICIPAL FUNDS(3)
                MUNICIPAL    MUNICIPAL BOND INDEX     AVERAGE RETURN   FUND'S RANKING
======================================================================================
6 MONTHS(1)(2)    1.90%              0.24%                0.98%             --
1 YEAR(2)         6.18%              4.35%                3.57%         1 OUT OF 53
======================================================================================
AVERAGE ANNUAL
RETURNS
LIFE OF FUND(2)   6.90%              4.97%                4.63%         1 OUT OF 53

The fund's inception date was 3/31/98.

(1) Returns for periods less than one year are not annualized.

(2) Management fees were waived through 4/30/99. Returns would have been lower if fees had not been waived.

(3) According to Lipper Inc., an independent mutual fund ranking service.

See pages 45-46 for more information about returns, the comparative index, and Lipper fund rankings.

{mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
High-Yield Municipal   $10,809
Lehman Long-Term
   Muni Bond Index     $10,583

                    High-Yield          Lehman Long-Term
                     Municipal          Muni Bond Index
DATE                   VALUE                 VALUE
3/31/98               $10,000               $10,000
4/30/98                $9,994                $9,946
5/31/98               $10,181               $10,141
6/30/98               $10,276               $10,187
7/31/98               $10,300               $10,210
8/31/98               $10,469               $10,393
9/30/98               $10,607               $10,537
10/31/98              $10,563               $10,504
11/30/98              $10,608               $10,557
12/31/98              $10,660               $10,568
1/31/99               $10,760               $10,671
2/28/99               $10,741               $10,626
3/31/99               $10,757               $10,657
4/30/99               $10,826               $10,667
5/31/99               $10,809               $10,583

$10,000 investment made 3/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund. The Lehman Long-Term Municipal Bond Index is provided for comparison. High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

PORTFOLIO AT A GLANCE
                             5/31/99           5/31/98
NUMBER OF SECURITIES           39                35
WEIGHTED AVERAGE
   MATURITY                 15.9 YRS          19.4 YRS
AVERAGE DURATION             6.3 YRS           7.3 YRS
EXPENSE RATIO                0.01%*            0.00%*

* Fund expenses of approximately 0.64% were waived from the fund's inception on 3/31/98 through 4/30/99.

YIELDS AS OF MAY 31, 1999
  30-DAY SEC YIELD                  5.31%
  30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET             7.38%
      31.0% TAX BRACKET             7.70%
      36.0% TAX BRACKET             8.30%
      39.6% TAX BRACKET             8.79%


                                                 www.americancentury.com      27


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
/photo of Steven Permut/

     An interview with Steven Permut, a portfolio manager on the High-Yield Municipal fund investment team.

HOW DID HIGH-YIELD MUNICIPAL PERFORM DURING THE 12 MONTHS ENDED MAY 31, 1999?

     The fund significantly outpaced its peers. For the 12-month period, High-Yield Municipal returned 6.18%, while the average return of the 53 "High-Yield Municipal Funds" tracked by Lipper Inc. was 3.57%. Based on those returns, High-Yield Municipal ranked number one of the 53 funds for the one-year period. (See the Total Returns table on the previous page for additional performance comparisons.)

HOW DOES THE PORTFOLIO'S YIELD COMPARE WITH THE PEER GROUP?

     High-Yield Municipal also produced more federal tax-free income than the peer group average. As of May 31, the portfolio had a 30-day SEC yield of 5.31%. By comparison, the average municipal high-yield fund yielded 4.69%, according to Lipper. The fund's 5.31% yield translates to a tax-equivalent yield of approximately 8.8% for investors in the highest (39.6%) federal tax bracket.

     A fee waiver that expired on April 30 helped boost the fund's returns and yield. The waiver provided a way to maintain competitive yields and returns early in the fund's existence. Older funds in High-Yield Municipal's peer group held bonds issued and purchased in higher interest rate environments. As a result, their yields were likely to be higher than the yields on the bonds we purchased in 1998, the year of the fund's inception. But over time, the yield advantage of older funds should disappear as higher-yielding bonds mature or are redeemed.

     Even without the fee waiver, High-Yield Municipal's expense ratio of approximately 0.64% is well below the average for high-yield municipal funds, which was 1.23% as of May 31, according to Lipper.

WHAT INVESTMENT STRATEGIES HELPED HIGH-YIELD MUNICIPAL OVER THE PAST YEAR?

     Timely adjustments to duration -- a measure of a bond fund's sensitivity to interest rate changes -- helped performance. During the first half of the period, we generally kept duration somewhat long at about 8 years. That meant High-Yield Municipal's share price was more sensitive to changing interest rates than many of its peers.

     When interest rates declined through early October, the fund's sensitivity to interest rate changes worked in its favor. By mid-October, however, we reversed course by shortening duration to about 7.5 years because we feared that interest rates and bond yields were headed higher. When rates and yields climbed from November through May, having a shorter duration helped relative returns. We further shortened duration to 6.3 years by the end of the period.

[left margin]

"HIGH-YIELD MUNICIPAL RANKED NUMBER ONE OF THE 53 FUNDS FOR THE ONE-YEAR
PERIOD."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                  AS OF            AS OF
                 5/31/99          11/30/98
AAA               19%               19%
AA                 --                3%
A                  1%                4%
BBB               24%               22%
BB                 1%                6%
UNRATED           55%               46%

Ratings provided by Standard & Poor's. See Credit Rating Definitions on page 5 for more information.

Investment terms are defined in the Glossary on pages 46-47.


28      1-800-345-2021


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WAS THE FUND EXPOSED TO ANY TROUBLED HEALTH CARE ISSUERS?

     Last year's bankruptcy of a large hospital system in Pennsylvania, the recent reduction in Medicare and Medicaid reimbursements, and one large municipal bond insurer's refusal to continue insuring lower-quality health care bonds cast a pall over the entire health care sector.

     Fortunately, the fund had no exposure to the worst performing health care bonds and had a smaller overall weighting in the sector relative to its peers. A lot of the credit goes to our municipal analysts, who do extensive financial and demographic analyses and frequently conduct site visits to determine a security's value. We're also fortunate to have a municipal analyst who's a health care industry specialist.

GIVEN THE LONG LIST OF CHALLENGES THEY FACE, HOW DO YOU IDENTIFY ATTRACTIVE HEALTH CARE ENTITIES AND BONDS?

     We're very, very selective-- we turn away five potential investments for every one we buy. First of all, we're looking for bonds that offer an attractive amount of yield as compensation for the issuing entity's credit risk.

     We also generally emphasize hospitals that are sole providers within a given geographic area. A good example is St. John's Hospital and Living Center, located in Jackson Hole, Wyoming, whose closest competitor is more than 100 miles away. Other factors we look for include a history of good financial performance and a strong management team.

     Despite their recent disappointing performance, we plan to maintain investments in health care bonds. Not only are they important from a diversification standpoint, but they also offer attractive yields compared with most other sectors of the high-yield municipal market.

HOW ARE HIGH-YIELD MUNICIPAL'S INVESTMENTS DIVIDED AMONG VARIOUS STATES?

     The fund has a relatively large weighting in Florida, which continues to benefit from low unemployment and strong tourism activity. We also favor Arizona, Nevada, and Colorado, where economic trends are favorable.

     On the flip side, the only states we're avoiding right now are Alaska and Hawaii. Alaska is still feeling the lingering effects of low oil prices in 1998, while Hawaii's credit quality recently declined due to a decrease in spending by Asian tourists.

WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MUNICIPAL MARKET FOR THE NEXT SIX MONTHS

     The direction of interest rates, of course, will be the main determinant of municipal bond performance. In our view, interest rates may move higher over the next six months. Wage pressures -- a main component of inflation -- appear to be building. In response, the Federal Reserve has raised short-term interest rates once, and could do it again to thwart inflationary pressures.

     From a credit quality standpoint, we think the national economy will remain strong. As a result, our outlook calls for high-yield municipals to perform well relative to the rest of the municipal market.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR HIGH-YIELD MUNICIPAL OVER THE NEXT SIX MONTHS?

     We'll likely keep High-Yield Municipal's duration somewhat short. We also plan to continue to do what has led to the fund's strong performance over the past year -- use thorough bond-by-bond analysis to identify attractive opportunities and avoid problem areas.

[right margin]

"THE FUND HAS A RELATIVELY LARGE WEIGHTING IN FLORIDA, WHICH CONTINUES TO BENEFIT FROM LOW UNEMPLOYMENT AND STRONG TOURISM ACTIVITY."

TOP FIVE STATES (AS OF 5/31/99)
                  % OF FUND INVESTMENTS
FLORIDA                  15.2%
PENNSYLVANIA             14.7%
CALIFORNIA                9.5%
ARIZONA                   7.4%
NEW YORK                  6.0%

TOP FIVE STATES (AS OF 11/30/98)
                 % OF FUND INVESTMENTS
CALIFORNIA              21.6%
FLORIDA                  9.1%
PENNSYLVANIA             8.6%
ALASKA                   6.0%
OREGON                   5.8%


                                                 www.americancentury.com      29


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--98.0%
ALASKA--1.5%
                   $  660  Alaska Industrial Development &
                              Export Auth. Power Rev., (Upper
                              Lynn Canal Regional Power),
                              5.80%, 1/1/18                         $   647
                                                                   ---------
ARIZONA--7.4%
                    2,245  Gilbert Industrial Development
                              Nonprofit Auth. Rev., Series
                              1999 A, (Southwest Student
                              Services), 5.25%, 2/1/10                2,194
                    1,000  Phoenix Industrial Development
                              Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              6.60%, 12/1/29
                              (GNMA/FNMA/FHLMC)                       1,088
                                                                   ---------
                                                                      3,282
                                                                   ---------
CALIFORNIA--9.5%
                    2,230  Sacramento County Improvement
                              Bond Act 1915 Special
                              Assessment, (Sunrise/Cordova
                              Reassessment), 5.20%,
                              9/2/08(1)                               2,251
                    1,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                   1,016
                    1,000  Student Education Loan Marketing
                              Corp. Rev., Series 1998 IV-D-1,
                              5.875%, 1/1/18 (Guaranteed:
                              Student Loans)                            953
                                                                   ---------
                                                                      4,220
                                                                   ---------
COLORADO--4.0%
                    1,280  Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03             1,266
                      500  Denver Health & Hospital Rev.,
                              Series 1998 A, 4.75%,
                              12/1/01                                   507
                                                                   ---------
                                                                      1,773
                                                                   ---------
FLORIDA --15.2%
                      865  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                    865
                    1,500  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage), 4.60%,
                              1/1/21 (FSA)                            1,501
                    1,500  Heritage Isles Community
                              Development District Special
                              Assessment Rev., Series 1998 A,
                              5.75%, 5/1/05(1)                        1,503

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                   $1,000  Heritage Isles Community
                              Development District Special
                              Assessment Rev., Series 1998 B,
                              6.00%, 5/1/20                         $   983
                    1,685  Herons Glen Recreational District
                              Special Assessment Tax
                              Allocation, 5.50%, 5/1/05(2)            1,678
                      210  Manatee County Housing Finance
                              Auth. Mortgage Rev., (Single
                              Family), 7.20%, 5/1/28
                              (GNMA/FNMA/FHLMC)                         237
                                                                   ---------
                                                                      6,767
                                                                   ---------
IDAHO--1.2%
                      495  Idaho Housing Agency Rev.,
                              Series 1995 C-2, (Single Family
                              Mortgage), 6.35%, 7/1/15                  526
                                                                   ---------
ILLINOIS--3.4%
                    1,500  Illinois Health Facilities Auth. Rev.,
                              (Alexian Brothers Health
                              System), 5.25%, 1/1/14 (FSA)            1,506
                                                                   ---------
INDIANA--4.1%
                      750  Indiana Health Facilities Financing
                              Hospital Auth. Rev., (Riverview
                              Hospital), 5.25%, 8/1/14                  732
                    1,020  Indianapolis Airport Auth. Rev.,
                              Series 1995 A, (United Airlines),
                              6.50%, 11/15/31                         1,101
                                                                   ---------
                                                                      1,833
                                                                   ---------
KENTUCKY--0.3%
                      135  Kentucky Housing Corp. Rev.,
                              Series 1988 C, 7.90%, 1/1/21
                              (FHA/VA Mortgages)                        140
                                                                   ---------
MASSACHUSETTS--2.3%
                    1,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1999 A, 5.25%, 7/1/07            1,003
                                                                   ---------
MISSISSIPPI--3.2%
                    1,500  Mississippi Business Finance Corp.
                              Health Facilities Rev., (Medical
                              Foundation Inc.), 5.375%,
                              7/1/15                                  1,436
                                                                   ---------
MISSOURI--1.1%
                      465  Hannibal Industrial Development
                              Auth. Educational Facilities Rev.,
                              (Hannibal-Lagrange College),
                              5.90%, 10/1/18                            467
                                                                   ---------
NEW JERSEY--4.6%
                    2,000  New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31               2,058
                                                                   ---------

                                              See Notes to Financial Statements


30      1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
NEW MEXICO--4.0%
                   $  750  Rio Rancho Water & Wastewater
                              System Rev., 5.25%, 5/15/17
                              (AMBAC)                               $   755
                    1,000  Santa Fe Educational Facilities
                              Rev., (College of Santa Fe),
                              5.875%, 10/1/21                         1,018
                                                                   ---------
                                                                      1,773
                                                                   ---------
NEW YORK--4.0%
                    1,755  New York State Dormitory Auth.
                              Rev., Series 1999 B,
                              (Community Enhancement),
                              4.00%, 4/1/00                           1,765
                                                                   ---------
NORTH CAROLINA--2.2%
                    1,050  North Carolina Medical Care
                              Community Hospital Rev.,
                              (Halifax Regional Medical
                              Center), 5.00%, 8/15/24                   982
                                                                   ---------
OREGON--5.3%
                    1,415  Oregon Health Housing
                              Educational & Cultural Facilities
                              Auth. Rev., 4.50%, 10/1/06              1,387
                    1,000  Oregon Health Housing
                              Educational & Cultural Facilities
                              Auth. Rev., 5.25%, 10/1/16                961
                                                                   ---------
                                                                      2,348
                                                                   ---------
PENNSYLVANIA--14.7%
                    2,500  Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel &
                              Conference Center), 6.20%,
                              1/1/29                                  2,518
                    1,360  New Morgan Municipal Auth.
                              Office Rev., Series 1999 A,
                              (Commonwealth Office),
                              5.375%, 6/1/08(2)                       1,337
                    1,000  Philadelphia School District GO,
                              Series 1998 A, 5.25%, 4/1/14
                              (MBIA)                                  1,015

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                   $1,695  Susquehanna Area Regional
                              Airport Auth. Rev., (Aero
                              Harrisburg LLC), 5.25%,
                              1/1/09                                $ 1,669
                                                                   ---------
                                                                      6,539
                                                                   ---------
TENNESSEE--0.6%
                      230  Tennessee Housing Development
                              Agency Mortgage Finance Rev.,
                              Series 1995 C, 6.45%, 7/1/21              245
                                                                   ---------
UTAH--4.7%
                    2,105  Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05                        2,107
                                                                   ---------
WASHINGTON--1.1%
                      500  Port Anacortes Rev., Series
                              1998 A, 5.625%, 9/1/16                    499
                                                                   ---------
WYOMING--3.6%
                    1,500  Teton County Hospital District
                              Rev., 5.80%, 12/1/17                    1,496
                       95  Wyoming Community
                              Development Auth. Rev., Series
                              1990 B, (Single Family
                              Mortgage), 8.125%, 6/1/21
                              (FHA)                                      98
                                                                   ---------
                                                                      1,594
                                                                   ---------
TOTAL MUNICIPAL SECURITIES                                           43,510
                                                                   ---------
   (Cost $43,431)

SHORT-TERM MUNICIPAL SECURITIES--2.0%
NEW YORK
                      900  New York GO, Series 1992 B,
                              VRDN, 3.30%, 6/1/99 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                            900
                                                                   ---------
   (Cost $900)

TOTAL INVESTMENT SECURITIES--100.0%                                 $44,410
                                                                   =========
   (Cost $44,331)

See Notes to Financial Statements


                                                 www.americancentury.com      31


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Corporation

GO = General Obligation

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VA = Veteran's Administration

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

(1) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(2) When-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


32      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                 LIMITED-TERM INTERMEDIATE-TERM  LONG-TERM   HIGH-YIELD
MAY 31, 1999                       TAX-FREE       TAX-FREE       TAX-FREE     MUNICIPAL

ASSETS                                     (In Thousands Except Per-Share Amounts)
Investment securities, at value
(identified cost of $41,928,
$143,097, $111,022 and
$44,331, respectively)
(Note 3) .........................  $ 42,448     $147,102     $ 116,424      $44,410
Cash .............................      --            223          --           --
Investment in affiliated money
market fund (Note 2) .............      --              2             6         --
Receivable for investments sold ..      --           --           6,012          483
Interest receivable ..............       641        2,475         2,191          659
                                    --------     --------     ---------      -------
                                      43,089      149,802       124,633       45,552
                                    --------     --------     ---------      -------

LIABILITIES
Disbursements in excess
of demand deposit cash ...........       909         --             819          441
Payable for investments
purchased ........................     1,023         --           6,123        3,019
Dividends payable ................        22           59            56           20
Accrued management
fees (Note 2) ....................        18           64            51            4
Payable for trustees'
fees and expenses ................      --              1          --           --
                                    --------     --------     ---------      -------
                                       1,972          124         7,049        3,484
                                    --------     --------     ---------      -------
Net Assets .......................  $ 41,117     $149,678     $ 117,584      $42,068
                                    ========     ========     =========      =======

CAPITAL SHARES
Outstanding (unlimited
number of shares
authorized) ......................     4,056       14,406        11,222        4,158
                                    ========     ========     =========      =======
Net Asset Value Per Share ........  $  10.14     $  10.39     $   10.48      $ 10.12
                                    ========     ========     =========      =======

NET ASSETS CONSIST OF:
Capital paid-in ..................  $ 40,495     $145,314     $ 112,460      $41,973
Undistributed net investment
income ...........................        18         --            --           --
Accumulated undistributed
(distributions in excess of)
net realized gain on
investment transactions ..........        84          359          (278)          16
Net unrealized appreciation
on investments (Note 3) ..........       520        4,005         5,402           79
                                    --------     --------     ---------      -------

                                    $ 41,117     $149,678     $ 117,584      $42,068
                                    ========     ========     =========      =======

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      33


Statements of Operations
--------------------------------------------------------------------------------

                                        LIMITED-TERM   INTERMEDIATE-TERM      LONG-TERM       HIGH-YIELD
YEAR ENDED MAY 31, 1999                   TAX-FREE         TAX-FREE           TAX-FREE        MUNICIPAL

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest ............................     $ 1,791           $ 7,317           $ 6,419           $ 1,959
                                          -------           -------           -------           -------

Expenses (Note 2):
Management fees .....................         204               734               604               235
Trustees' fees and expenses .........           3                 8                 7                 2
                                          -------           -------           -------           -------
Total expenses ......................         207               742               611               237
Amount waived .......................        --                --                --                (233)
                                          -------           -------           -------           -------
Net expenses ........................         207               742               611                 4
                                          -------           -------           -------           -------
Net investment income ...............       1,584             6,575             5,808             1,955
                                          -------           -------           -------           -------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ....         188               765               411               169
Change in net unrealized
appreciation on investments .........        (139)           (1,787)           (2,257)              (83)
                                          -------           -------           -------           -------
Net realized and unrealized
gain (loss) on investments ..........          49            (1,022)           (1,846)               86
                                          -------           -------           -------           -------
Net Increase in Net Assets
Resulting from Operations ...........     $ 1,633           $ 5,553           $ 3,962           $ 2,041
                                          =======           =======           =======           =======

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


34      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEAR ENDED MAY 31, 1999, PERIOD ENDED MAY 31, 1998(1)
AND YEAR ENDED OCTOBER 31, 1997

                                        LIMITED-TERM TAX-FREE            INTERMEDIATE-TERM TAX-FREE
                                  MAY 31,    MAY 31,    OCT. 31,      MAY 31,      MAY 31,     OCT. 31,
Increase (Decrease) in Net Assets   1999       1998        1997         1999         1998         1997
OPERATIONS                                                 (In Thousands)
Net investment income ..........$  1,584    $    878    $  1,796    $   6,575    $   3,630    $   3,978
Net realized gain (loss)
on investments .................     188          34         283          765          652          758
Change in net unrealized
appreciation
on investments .................    (139)        102         164       (1,787)         400        1,119
                                --------    --------    --------    ---------    ---------    ---------
Net increase in net assets
resulting from operations ......   1,633       1,014       2,243        5,553        4,682        5,855
                                --------    --------    --------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....  (1,584)       (878)     (1,796)      (6,575)      (3,630)      (3,978)
From net realized gains
on investment transactions .....    (138)       --          (281)      (1,057)        (257)        (686)
                                --------    --------    --------    ---------    ---------    ---------
Decrease in net assets
from distributions .............  (1,722)       (878)     (2,077)      (7,632)      (3,887)      (4,664)
                                --------    --------    --------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......  20,609      12,276      25,373       50,409       22,424       24,839
Proceeds from shares issued
in connection with
acquisition (Note 5) ...........    --          --          --           --           --         60,519
Proceeds from reinvestment
of distributions ...............   1,504         780       1,901        6,300        3,161        3,963
Payments for shares redeemed ... (19,317)    (11,219)    (40,869)     (42,859)     (20,889)     (38,664)
                                --------    --------    --------    ---------    ---------    ---------
Net increase (decrease) in
net assets from capital
share transactions .............   2,796       1,837     (13,595)      13,850        4,696       50,657
                                --------    --------    --------    ---------    ---------    ---------
Net increase (decrease)
in net assets ..................   2,707       1,973     (13,429)      11,771        5,491       51,848

NET ASSETS
Beginning of period ............  38,410      36,437      49,866      137,907      132,416       80,568
                                --------    --------    --------    ---------    ---------    ---------
End of period ..................$ 41,117    $ 38,410    $ 36,437    $ 149,678    $ 137,907    $ 132,416
                                ========    ========    ========    =========    =========    =========
Undistributed net
investment income ..............$     18        --          --           --           --           --
                                ========    ========    ========    =========    =========    =========

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ...........................   2,019       1,208       2,515        4,768        2,127        2,387
Shares issued in connection
with acquisition (Note 5) ......    --          --          --           --           --          5,830
Issued in reinvestment of
distributions ..................     147          77         189          595          301          381
Redeemed .......................  (1,892)     (1,106)     (4,050)      (4,060)      (1,986)      (3,725)
                                --------    --------    --------    ---------    ---------    ---------
Net increase (decrease) ........     274         179      (1,346)       1,303          442        4,873
                                ========    ========    ========    =========    =========    =========

(1) The fiscal year end was changed from October 31 to May 31 for Limited-Term Tax-Free and Intermediate-Term Tax-Free, resulting in a seven month reporting period.

See Notes to Financial Statements


                                                 www.americancentury.com      35


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEAR ENDED MAY 31, 1999, PERIOD ENDED MAY 31, 1998(1)
AND YEAR ENDED OCTOBER 31,1997

                                               LONG-TERM TAX-FREE             HIGH-YIELD MUNICIPAL
                                        MAY 31,      MAY 31,     OCT. 31,      MAY 31,     MAY 31,
Increase (Decrease) in Net Assets        1999         1998         1997         1999        1998
OPERATIONS                                       (In Thousands)
Net investment income ................  $5,808       $3,216       $3,377       $1,955       $106
Net realized gain (loss) on
  investments ........................   411         1,317        1,546         169         (17)
Change in net unrealized
  appreciation on investments ........  (2,257)        93          853          (83)         162
                                      ----------   ----------   ----------   ----------   ---------
Net increase in net assets
  resulting from operations ..........  3,962        4,626        5,776        2,041         251
                                      ----------   ----------   ----------   ----------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...........  (5,832)      (3,216)      (3,377)      (1,955)      (106)
From net realized gains on
  investment transactions ............  (1,702)       (725)        (823)        (136)        --
In excess of net realized gains
  on investment transactions .........   (278)         --           --           --          --
                                      ----------   ----------   ----------   ----------   ---------
Decrease in net assets
  from distributions .................  (7,812)      (3,941)      (4,200)      (2,091)      (106)
                                      ----------   ----------   ----------   ----------   ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ............  75,568       36,917       29,116       42,114      19,646
Proceeds from shares issued in
  connection with acquisition
  (Note 5) ...........................    --           --         52,028         --          --
Proceeds from reinvestment
  of distributions ...................  6,209        3,148        3,588        1,678         90
Payments for shares redeemed ......... (76,958)     (33,003)     (38,212)     (20,462)     (1,093)
                                      ----------   ----------   ----------   ----------   ---------
Net increase (decrease) in
  net assets from capital share
  transactions .......................  4,819        7,062        46,520       23,330      18,643
                                      ----------   ----------   ----------   ----------   ---------
Net increase (decrease) in
  net assets .........................   969         7,747        48,096       23,280      18,788

NET ASSETS
Beginning of period .................. 116,615      108,868       60,772       18,788        --
                                      ----------   ----------   ----------   ----------   ---------
End of period ........................ $117,584     $116,615     $108,868     $42,068      $18,788
                                      ==========   ==========   ==========   ==========   =========

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold .................................  6,983        3,424        2,730        4,137        1,964
Shares issued in connection
  with acquisition (Note 5) ..........    --           --         4,905          --          --
Issued in reinvestment
  of distributions ...................    574          292          337          164           9
Redeemed .............................  (7,119)      (3,057)      (3,591)      (2,007)      (109)
                                      ----------   ----------   ----------   ----------   ---------
Net increase (decrease) ..............   438          659         4,381        2,294        1,864
                                      ==========   ==========   ==========   ==========   =========

(1) The fiscal year end was changed from October 31 to May 31 for Long-Term Tax-Free, resulting in a seven month reporting period. For High-Yield Municipal, the period shown is March 31, 1998 (inception) through May 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past three reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. Limited-Term Tax-Free Fund (Limited-Term), Intermediate-Term Tax-Free Fund (Intermediate-Term), Long-Term Tax-Free Fund (Long-Term) and High-Yield Municipal Fund (High-Yield Municipal) (the funds) are four of the eight funds issued by the trust. The funds, except High-Yield Municipal, are diversified under the 1940 Act. The objective of Limited-Term, Intermediate-Term and Long-Term is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield Municipal's objective is to seek as high a level of current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 1999, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the seven months ended May 31, 1999, Long-Term and High-Yield Municipal incurred net capital losses of $278,533 and $2,075, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

    FUTURES CONTRACTS -- The funds may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contracts is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contracts may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1999.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except for brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Limited-Term, Intermediate-Term, and Long-Term and the rates for High-Yield Municipal range from 0.2925% to 0.4100%. Rates for the Complex Fee range from 0.2900% to


                                                 www.americancentury.com      37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999

0.3100%. For the year ended May 31, 1999, the effective annual management fee was 0.51% for Limited-Term, Intermediate-Term and Long-Term. ACIM waived all expenses for High-Yield Municipal from March 31, 1998 (inception) through April 30, 1999. As a result, the effective annual management fee for the year ended May 31, 1999 was 0.01%. The effective annual management fee would have been 0.64% without the waiver.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services, Inc.

    As of May 31, 1999, Intermediate-Term had invested $1,830, and Long-Term had invested $5,862 in shares of Tax-Free Money Market Fund. The terms of such transactions were identical to those with non-related entities except that, to avoid duplicate management fees, Intermediate-Term and Long-Term did not pay ACIM management fees with respect to assets invested in Tax-Free Money Market.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, were as follows:

                                  INTERMEDIATE-
                   LIMITED-TERM       TERM         LONG-TERM      HIGH-YIELD
                     TAX-FREE       TAX-FREE        TAX-FREE       MUNICIPAL
PURCHASES                        (In Thousands)
Municipal Debt
  Obligations ...... $19,293        $58,016         $99,652         $59,076

PROCEEDS FROM SALES              (In Thousands)
Municipal Debt
  Obligations ...... $16,586        $46,115         $95,892         $31,745

    On May 31, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                   INTERMEDIATE-
                    LIMITED-TERM       TERM         LONG-TERM      HIGH-YIELD
                      TAX-FREE       TAX-FREE        TAX-FREE       MUNICIPAL
                                  (In Thousands)
Appreciation .......   $582           $4,647         $6,184           $ 308
Depreciation .......   (62)            (642)          (782)           (229)
                    ------------   ------------   -------------   -------------
Net ................   $520           $4,005         $5,402            $79
                    ============   ============   =============   =============

    The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for the funds.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through May 31, 1999.


38      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

    On August 29, 1997, Limited-Term, Intermediate-Term, and Long-Term acquired all of the net assets of the American Century - Benham Limited-Term Tax-Exempt Fund (Limited-Term Tax-Exempt), American Century - Benham Intermediate-Term Tax-Exempt Fund (Intermediate-Term Tax-Exempt), and American Century - Benham Long-Term Tax-Exempt Fund (Long-Term Tax-Exempt), respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization are Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt. These funds were also reorganized as funds issued by American Century Municipal Trust.

    The acquisition was accomplished by a tax-free exchange of shares of Limited-Term, Intermediate-Term, and Long-Term of 3,729,594, 5,588,194, and 4,402,660, respectively, for 3,729,594, 5,830,457, and 4,904,754 shares of
Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt, respectively, outstanding on August 29, 1997. The net assets of Intermediate-Term and Long-Term immediately before the acquisitions were $60,519,330 and $52,028,294, respectively. Since Limited-Term was not a legal entity prior to the merger, there were no assets prior to the reorganization. Unrealized appreciation of $2,290,179 and $3,743,216 for Intermediate-Term and Long-Term, respectively, was combined with that of Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt. Immediately after the acquisition, the combined net assets of Limited-Term, Intermediate-Term, and Long-Term were $37,556,857, $133,562,791, and $106,095,509, respectively.

--------------------------------------------------------------------------------
6. FUND EVENTS

  The following name changes became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

  FUND:    Limited-Term Tax-Free Fund    American Century - Benham Limited-Term
                                         Tax-Free Fund

  FUND:    Intermediate-Term             American Century - Benham
           Tax-Free Fund                 Intermediate-Term Tax-Free Fund

  FUND:    Long-Term Tax-Free Fund       American Century - Benham Long-Term
                                         Tax-Free Fund

  FUND:    High-Yield Municipal Fund     American Century - Benham High-Yield
                                         Municipal Fund


                                                 www.americancentury.com      39


Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                       1999      1998(1)    1997(1)    1996(1)    1995(1)    1994(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.16     $10.11     $10.08     $10.09      $9.95     $10.04
                                     --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.40       0.24       0.41       0.43       0.44       0.36
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.01       0.05       0.10      (0.01)      0.14      (0.09)
                                     --------   --------   --------   --------   --------   --------
  Total From Investment Operations ..  0.41       0.29       0.51       0.42       0.58       0.27
                                     --------   --------   --------   --------   --------   --------

Distributions
  From Net Investment Income ........ (0.40)     (0.24)     (0.41)     (0.43)     (0.44)     (0.36)
  From Net Realized Gains on
  Investment Transactions ........... (0.03)       --       (0.07)       --         --         --
                                     --------   --------   --------   --------   --------   --------
  Total Distributions ............... (0.43)     (0.24)     (0.48)     (0.43)     (0.44)     (0.36)
                                     --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ...... $10.14     $10.16     $10.11     $10.08     $10.09      $9.95
                                     ========   ========   ========   ========   ========   ========
  Total Return(2) ...................  4.15%      2.87%      5.22%      4.26%      5.95%      2.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............  0.51%    0.52%(3)     0.59%    0.38%(4)    --(4)       --(4)
Ratio of Net Investment Income
to Average Net Assets ...............  3.93%    4.04%(3)     4.05%      4.28%      4.38%      3.62%
Portfolio Turnover Rate .............   41%        28%        74%        68%        78%        42%
Net Assets, End of Period
(in thousands) ......................$41,117    $38,410     $36,437   $49,866    $58,837     $60,857

(1) The period ended May 31, 1998 represents a seven month reporting period. The fund's fiscal year end was changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) ACIM had voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


40      1-800-345-2021


Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                       1999      1998(1)    1997(1)    1996(1)    1995(1)    1994(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.52     $10.46     $10.35     $10.45     $10.01     $10.75
                                     --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.48       0.28       0.49       0.48       0.49       0.48
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...................... (0.05)      0.08       0.21      (0.03)      0.52      (0.61)
                                     --------   --------   --------   --------   --------   --------
  Total From Investment Operations ..  0.43       0.36       0.70       0.45       1.01      (0.13)
                                     --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........ (0.48)     (0.28)     (0.49)     (0.48)     (0.49)     (0.48)
  From Net Realized Gains on
  Investment Transactions ........... (0.08)     (0.02)     (0.10)     (0.07)     (0.08)     (0.13)
                                     --------   --------   --------   --------   --------   --------
  Total Distributions ............... (0.56)     (0.30)     (0.59)     (0.55)     (0.57)     (0.61)
                                     --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ...... $10.39     $10.52     $10.46     $10.35     $10.45     $10.01
                                     ========   ========   ========   ========   ========   ========
  Total Return(2) ...................  4.07%      3.50%      6.88%      4.47%     10.41%     (1.25)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............  0.51%    0.51%(3)     0.58%      0.60%      0.60%      0.60%
Ratio of Net Investment Income
to Average Net Assets ...............  4.52%    4.62%(3)     4.71%      4.66%      4.77%      4.59%
Portfolio Turnover Rate .............   32%        17%      35%(4)       39%        32%        74%
Net Assets, End of Period
(in thousands) ......................$149,678   $137,907   $132,416   $80,568    $80,248     $81,400

(1) The period ended May 31, 1998 represents a seven month reporting period. The fund's fiscal year end was changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Purchases, sales, and market value amounts for Benham Intermediate-Term Tax-Free Fund prior to the merger were excluded from the portfolio turnover calculation.

See Notes to Financial Statements


                                                 www.americancentury.com      41


Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                       1999      1998(1)    1997(1)    1996(1)    1995(1)    1994(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.81     $10.75     $10.58     $10.54     $9.75      $11.10
                                     --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.52       0.31       0.55       0.53       0.53       0.52
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...................... (0.15)      0.13       0.33       0.04       0.83      (1.01)
                                     --------   --------   --------   --------   --------   --------
  Total From Investment Operations ..  0.37       0.44       0.88       0.57       1.36      (0.49)
                                     --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........ (0.52)     (0.31)     (0.55)     (0.53)     (0.53)     (0.52)
  From Net Realized Gains
  on Investment Transactions ........ (0.16)     (0.07)     (0.16)       --       (0.04)     (0.34)
  In Excess of Net Realized Gains
  on Investment Transactions ........ (0.02)       --         --         --         --         --
                                     --------   --------   --------   --------   --------   --------
  Total Distributions ............... (0.70)     (0.38)     (0.71)     (0.53)     (0.57)     (0.86)
                                     --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ...... $10.48     $10.81     $10.75     $10.58     $10.54     $9.75
                                     ========   ========   ========   ========   ========   ========
  Total Return(2) ...................  3.44%      4.18%      8.59%      5.60%     14.45%     (4.70)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............  0.51%    0.51%(3)     0.58%      0.59%      0.59%      0.60%
Ratio of Net Investment Income
to Average Net Assets ...............  4.86%    4.96%(3)     5.16%      5.06%      5.24%      5.00%
Portfolio Turnover Rate .............   80%        47%      65%(4)       60%        61%        66%
Net Assets, End of Period
(in thousands) ......................$117,584   $116,615   $108,868    $60,772    $57,997    $50,964

(1) The period ended May 31, 1998 represents a seven month reporting period. The fund's fiscal year end was changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Purchases,  sales,  and market value amounts for Benham  Long-Term  Tax-Free
    Fund prior to the merger were excluded from the portfolio turnover calculation.

                                              See Notes to Financial Statements


42      1-800-345-2021


High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                                 1999               1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....     $    10.08         $     9.99
                                              ----------         ----------
Income From Investment Operations
Net Investment Income ...................           0.54               0.09
Net Realized and Unrealized Gain
on Investment Transactions ..............           0.07               0.09
                                              ----------         ----------
Total From Investment Operations ........           0.61               0.18
                                              ----------         ----------
Distributions
From Net Investment Income ..............          (0.54)             (0.09)
From Net Realized Gains on
Investment Transactions .................          (0.03)              --
                                              ----------         ----------
Total Distributions .....................          (0.57)             (0.09)
                                              ----------         ----------
Net Asset Value, End of Period ..........     $    10.12         $    10.08
                                              ==========         ==========
Total Return(2) .........................           6.18%              1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) ................           0.01%              --
Ratio of Net Investment Income
to Average Net Assets(3) ................           5.28%              5.38%(4)
Portfolio Turnover Rate .................             92%                44%
Net Assets, End of Period
(in thousands) ..........................     $   42,068         $   18,788

(1) March 31, 1998 (inception) through May 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) ACIM voluntarily agreed to pay all expenses of the fund from March 31, 1998 (inception) through April 30, 1999. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.64% for both periods (annualized for the period in 1998) and the ratio of net investment income to average net assets would have been 4.66% and 4.74% (annualized), for the year ended May 31, 1999 and the period March 31, 1998 through May 31, 1998, respectively.

(4) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      43


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and Shareholders of the Limited-Term Tax-Free Fund, Intermediate-Term Tax-Free Fund, Long-Term Tax-Free Fund and High Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited-Term Tax-Free Fund, the Intermediate-Term Tax-Free Fund, the Long-Term Tax-Free Fund and the High Yield Municipal Fund ( formerly the American Century - Benham Limited-Term Tax-Free Fund, the American Century - Benham Intermediate-Term Tax-Free Fund, the American Century -Benham Long-Term Tax-Free Fund and the American Century - Benham High Yield Municipal Fund, respectively ) ( four of the funds constituting the American Century Municipal Trust, hereafter referred to as the "Funds") at May 31, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year ended May 31, 1999, the period November 1, 1997 through May 31, 1998 and the year ended October 31, 1997 for the Limited-Term Tax-Free Fund, Intermediate-Term Tax-Free Fund and Long-Term Tax-Free Fund and the period March 31, 1998 through May 31, 1998 for the High Yield Municipal Fund, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
July 12, 1999


44      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 5-10 years.

     LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain a weighted average maturity of 10 years or more.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The  LEHMAN  BROTHERS  LONG-TERM   MUNICIPAL  BOND  INDEX  is  composed  of
investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A, and BBB).

     HIGH-YIELD MUNICIPAL DEBT FUNDS --funds that invest at least 50% of assets in lower-rated municipal debt issues.

[right margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS
     BRYAN KARCHER
     DAVE MACEWEN
     STEVEN PERMUT
     KEN SALINGER

MUNICIPAL CREDIT
RESEARCH TEAM
   MANAGER
     STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE


                                                 www.americancentury.com      45


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 40-43.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.


46      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      47


Notes
--------------------------------------------------------------------------------


48      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                                                    Funds Distributor, Inc.
SH-ANN-17028                      (c)1999 American Century Services Corporation